UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.     )
Filed by the Registrant ☒
Filed by a Party other than the Registrant
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under §240.14a-12
CME GROUP INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Notice of 2022 Annual Meeting of Shareholders

Dear Shareholder:
It is our pleasure to invite you to attend the 2022 annual meeting of shareholders of CME Group Inc. The meeting will be held on Wednesday, May 4, 2022, at 10:00 a.m. Central Time and will be conducted as a virtual meeting of shareholders by means of a live webcast. You will be able to attend the annual meeting as well as vote and submit your questions during the live webcast of the meeting by visiting www.virtualshareholdermeeting.com/CME2022 and entering the 16-digit control number included in the Notice of Internet Availability of Proxy Materials (Notice), on your proxy card or in the instructions that accompanied your proxy materials.
A list of shareholders entitled to vote at the annual meeting will be available for shareholders as of the record date upon request by sending an email to annualmeeting@cmegroup.com. The list will also be accessible during the annual meeting by visiting www.virtualshareholdermeeting.com/CME2022 and entering the 16-digit control number.
Shareholders will vote on the following items:

01	To elect seventeen directors that we refer to as “Equity directors.”
DATE & TIME
Wednesday, May 4, 2022 10:00 a.m. Central Time
VIRTUAL MEETING
www.virtualshareholdermeeting.com/CME2022 (Questions may by submitted in advance to annualmeeting@cmegroup.com)
RECORD DATE
March 7, 2022

02	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2022.
03	To approve, by advisory vote, the compensation of our named executive officers.
04	To approve the Amended and Restated CME Group Inc. Omnibus Stock Plan (referred to as the Omnibus Stock Plan).
05	To approve the Amended and Restated CME Group Inc. Director Stock Plan (referred to as the Director Stock Plan).
06	To approve the Amended and Restated CME Group Inc. Employee Stock Purchase Plan (referred to as the Employee Stock Purchase Plan).
07	To elect three Class B-1 directors, two Class B-2 directors and one Class B-3 director.

Whether or not you plan to attend the annual meeting, we encourage you to read the attached proxy statement and vote your shares as soon as possible. These proxy materials are being made available to shareholders on or after March 17, 2022.
We appreciate your continued confidence in our company and look forward to you joining us virtually on May 4, 2022.
By order of the board of directors,
Terrence A. Duffy Kathleen M. Cronin
Chairman and Senior Managing Director,
Chief Executive Officer General Counsel & Corp. Secretary
Your vote is important. Please read this statement and vote your shares.

2022 PROXY STATEMENT	CME GROUP	1

Proxy Statement Summary

2021 Business highlights
CME Group continues to help clients manage risk and pursue opportunities amid continued economic and geopolitical uncertainty. Last year, we saw a record average of 19.6 million derivatives contracts trade per day (ADV) as global risk management was more critical than ever. Total revenue for full-year 2021 was $4.7 billion and operating income was $2.6 billion. ADV reported from outside the United States grew 24% to a record 5.5 million contracts.

At the corporate level, we launched a 10-year strategic partnership with Google Cloud in Q4 2021, which will transform global derivatives markets and enable CME Group to scale its business – all delivering efficiencies and innovation for clients.

At the product level, we delivered strong performance throughout the year across core benchmarks, new products and our international business.
New product innovation continues to be a key driver of business, trading volume and client growth: on an ADV basis, new products launched since 2010 traded 4.35 million contracts per day in 2021, equivalent to 22% of overall CME Group trading volume. CME Group launched 75 new products to the marketplace in 2021, including new micro-sized products targeted to sophisticated, retail traders, as well as innovative ESG products intended to help clients mitigate climate risk.

During the year, our global employee base continued to operate in an almost entirely remote workforce, ensuring the resilience of our markets and continuing to deliver on commitments to our clients, and we continued to focus on their health and wellbeing.

During 2021, the company declared dividends of $2.5 billion, including the annual variable dividend of $1.2 billion. The company has returned over $17.5 billion to shareholders in the form of dividends since the implementation of the variable dividend policy in early 2012.

DATE & TIME
Wednesday, May 4, 2022 10:00 a.m. Central Time
VIRTUAL MEETING
www.virtualshareholdermeeting.com/CME2022 (Questions may by submitted in advance to annualmeeting@cmegroup.com)
RECORD DATE
March 7, 2022

$2.5 Billion Aggregate Value of Declared Dividends	Your vote is important. Please read this proxy statement and vote your shares.

19.6 Million Contracts Record Annual Average Daily Volume

5.5 Million Contracts Record CME Globex Average Daily Volume Reported as Originating Outside the U.S.
For a more detailed discussion of our financial performance, see our Annual Report on Form 10-K.

2	CME GROUP	2022 PROXY STATEMENT

TABLE OF CONTENTS	PROXY STATEMENT SUMMARY
Voting matters

Item		Board Recommendation	Page

01	Election of Equity directors	FOR each of the nominees	15
02	Ratification of Ernst & Young as our auditor	FOR	45
03	Approval, by advisory vote, of the compensation of our named executive officers	FOR	48
04	Approval of the Omnibus Stock Plan	FOR	49
05	Approval of the Director Stock Plan	FOR	54
06	Approval of the Employee Stock Purchase Plan	FOR	58
Item		Nominating and Governance Committee Recommendation	Page

07	Election of Class B-1 directors	FOR all of the Class B-1 nominees	61
	Election of Class B-2 directors	FOR any two of the Class B-2 nominees
	Election of Class B-3 director	FOR the one Class B-3 nominee
Ways to vote
Shareholders of record (shareholders having an account at Computershare, our transfer agent) have the following ways to cast their vote:

VIA INTERNET You can vote over the Internet by following the instructions provided in the Notice or proxy card. You may vote until 10:59 p.m., Central Time, on Tuesday, May 3, 2022.
BY MAIL If you requested to receive printed proxy materials, you can vote by mail pursuant to instructions provided on the Notice or proxy card. Be sure to allow sufficient time for delivery.

BY CALLING 1-800-690-6903 TOLL FREE
(OWNERS OF CLASS A SHARES ONLY)
You will need to reference your control number when voting. You may vote until 10:59 p.m., Central Time, on Tuesday, May 3, 2022. Because certain of the Class B proposals are contested, automated telephone voting will not be available for Class B shareholders.
BY CALLING 1-866-232-3037 TOLL FREE OR 1-720-358-3640 INTERNATIONAL TOLL FREE
(OWNERS OF CLASS A AND CLASS B SHARES)
As described on page 6, registered shareholders who cannot locate their control numbers will have the ability to place their vote over the phone.

BY ATTENDING THE VIRTUAL MEETING
You may vote during the virtual annual meeting by logging into the meeting website at www.virtualshareholdermeeting.com/CME2022. You will need the 16-digit control number provided in the Notice or on your proxy card that accompanied your proxy materials in order to vote during the virtual meeting.

2022 PROXY STATEMENT	CME GROUP	3

PROXY STATEMENT SUMMARY	TABLE OF CONTENTS
Board nominees

Name	Age	Director Since	Independent	AC	CHOC	CC	EC	FC	MROC	NGC	RC

Terrence A. Duffy	63	1995					●
Timothy S. Bitsberger	62	2008				■	■		●		■
Charles P. Carey	68	2007				■	■	■
Dennis H. Chookaszian	78	2004		■				■
Elizabeth A. Cook	61	2015		■		■
Michael G. Dennis	41	2020			■			■
Bryan T. Durkin	61	2020			■
Ana Dutra	57	2015				■			■		■
Martin J. Gepsman	69	1994			■					■
Larry G. Gerdes	73	2007		■			■	●		■
Daniel R. Glickman	77	2001				■	■			●
William W. Hobert	58	2018			■
Daniel G. Kaye	67	2019		●			■				■
Phyllis M. Lockett	56	2019							■	■	■
Deborah J. Lucas	63	2018		■				■	■
Patrick W. Maloney	60	2020									■
Patrick J. Mulchrone	64	2020						■
John (Jack) D. Newhouse Jr.	43	N/A
Terry L. Savage	77	2003		■		●	■
Rahael Seifu	40	2020						■	■
William R. Shepard	75	1997			■						■
Howard J. Siegel	65	2000			●		■				■
Dennis A. Suskind	79	2008		■			■		■	■	●
Robert J. Tierney Jr.	46	2019			■					■
AC - Audit Committee CHOC - Clearing House Oversight Committee CC - Compensation Committee EC - Executive Committee
FC - Finance Committee MROC - Market Regulation Oversight Committee NGC - Nominating & Governance Committee RC - Risk Committee
■ Member    ● Chair

4	CME GROUP	2022 PROXY STATEMENT

General Information About the Meeting
When and where is the annual meeting?
To support the health and well-being of our employees and our shareholders, the annual meeting of shareholders of CME Group will be held virtually on Wednesday, May 4, 2022, at 10:00 a.m. Central Time at www.virtualshareholdermeeting.com/CME2022.
Who may attend the virtual annual meeting?
You are entitled to attend the virtual annual meeting if you were a shareholder as of March 7, 2022. If you plan to attend the virtual annual meeting, you will need to visit www.virtualshareholdermeeting.com/CME2022 and use your 16-digit control number provided in the Notice, on your proxy card or in the instructions that accompanied your proxy materials to log into the meeting.
If you do not have a 16-digit control number, you may still attend the meeting as a guest in listen-only mode. We encourage shareholders to log into the website and access the webcast early, beginning approximately 15 minutes before the annual meeting’s 10:00 a.m. Central Time start time. If you experience technical difficulties, please contact the technical support telephone number posted on www.virtualshareholdermeeting.com/CME2022.
Will I be able to ask questions in the virtual annual meeting?
Only shareholders with a valid control number will have access to ask questions during the meeting. Guidelines for submitting written questions during the meeting will be available in the rules of conduct for the annual meeting. We intend to answer questions pertinent to company matters as time allows during the meeting. Questions that are substantially similar may be grouped together and answered to avoid repetition. Shareholder questions relating to personal, client or member-related matters, that are not pertinent to annual meeting matters, will not be addressed during the meeting. As appropriate, we will follow up with the individual shareholder if they have provided contact information. We plan to post on our Investor Relations webpage responses to questions that would have otherwise been answered during the annual meeting but were not answered due to time constraints.
We encourage you to submit your questions in advance of the meeting via annualmeeting@cmegroup.com. Please include your name and the number of shares you own of CME Group as of the record date.
To submit questions during the meeting, shareholders must log into the virtual meeting website with their 16-digit control number, type the question into the "Ask a Question" field, and click "Submit."
What proposals are the Class A and Class B Shareholders being asked to vote on, collectively as a single class?
Holders of all classes of Class A and Class B common stock of CME Group (voting together as a single class) are being asked to vote on the following:
ITEM 1: The election of seventeen Equity directors.
ITEM 2: The ratification of the appointment of Ernst & Young as our independent registered public accounting firm for 2022.
ITEM 3: An advisory vote on the compensation of our named executive officers, referred to as the “say-on-pay” proposal.
ITEM 4: To approve the Omnibus Stock Plan.
ITEM 5: To approve the Director Stock Plan.
ITEM 6: To approve the Employee Stock Purchase Plan.

2022 PROXY STATEMENT	CME GROUP	5

GENERAL INFORMATION ABOUT THE MEETING	TABLE OF CONTENTS
What proposals are the Class B Shareholders being asked to vote on?
Under ITEM 7, our Class B shareholders are being asked to vote on the following:
Class B-1 Shareholders: The election of three Class B-1 directors.
Class B-2 Shareholders: The election of two Class B-2 directors.
Class B-3 Shareholders: The election of one Class B-3 director.
Who is entitled to vote?
You may vote if you owned shares of Class A or Class B common stock of CME Group as of the close of business on March 7, 2022, the record date for the annual meeting. The number of shares outstanding of each of our classes of common stock as of March 7, 2022 was as follows:

Class	Number of Shares Outstanding

Class A	359,419,459
Class B-1	625
Class B-2	813
Class B-3	1,287
Class B-4	413
There were 4,750 holders of record of our Class A common stock and 1,546 holders of record of our Class B common stock on such date.
All shares of Class A and Class B common stock are entitled to one vote per share. Class A and Class B shareholders will vote together as a single class on all Items, except for ITEM 7. The respective class of Class B shares will vote as a single class in regards to ITEM 7.
Our Series G preferred stock does not have voting rights.
How do I vote?
Shareholders of record (shareholders having an account at Computershare, our transfer agent) have the following ways to cast their vote:
•VIA THE INTERNET — You can vote over the Internet by following the instructions provided in the Notice or on your proxy card. You may vote until 10:59 p.m., Central Time, on Tuesday, May 3, 2022.
•BY MAIL — If you requested to receive printed proxy materials, you can vote by mail pursuant to instructions provided on the proxy card. Be sure to allow sufficient time for delivery.
•BY CALLING 1-800-690-6903 (OWNERS OF CLASS A SHARES ONLY) — You will need to reference your control number when voting. You may vote until 10:59 p.m., Central Time, on Tuesday, May 3, 2022.
•BY CALLING 1-866-232-3037 TOLL FREE OR 1-720-358-3640 INTERNATIONAL TOLL FREE (OWNERS OF CLASS A AND CLASS B SHARES) — Beginning on April 4, 2022, Broadridge, as our Inspector of Election, is providing an additional service to facilitate voting by our registered shareholders. Registered shareholders who are unable to locate their 16-digit control number may call to speak to a proxy specialist to cast their votes over the phone by providing information to confirm their identity. All calls will be recorded and voting confirmations will be sent by mail to the address of record.

6	CME GROUP	2022 PROXY STATEMENT

TABLE OF CONTENTS	GENERAL INFORMATION ABOUT THE MEETING
•BY ATTENDING THE VIRTUAL MEETING — You may vote during the virtual annual meeting by logging into the meeting website at www.virtualshareholdermeeting.com/CME2022. You will need the 16-digit control number provided in the Notice or on your proxy card that accompanied your proxy materials in order to vote during the virtual meeting.
For holders in street name (shareholders holding through a bank or broker), your proxy materials include a voting instruction form from the institution holding your shares. The availability of Internet or telephone voting will depend upon the institution’s voting processes. You may also vote online during the virtual annual meeting if you obtain a legal proxy from the institution holding your shares. Please contact the institution holding your shares for more information.

We encourage you to vote your shares prior to the meeting, even if you plan to attend the virtual annual meeting.
What is a shareholder of record?
A shareholder of record or registered shareholder is a shareholder whose ownership of CME Group stock is reflected directly on the books and records of our transfer agent, Computershare. If you hold stock through a bank, broker or other intermediary, you hold your shares in street name and are not a shareholder of record. For shares held in street name, the record owner of your shares is your bank, broker or other intermediary. We only have access to ownership records for the registered shares.
How are proxy materials being distributed?
We are taking advantage of SEC rules that allow us to furnish proxy materials to our shareholders via the Internet by providing access to the Notice instead of mailing printed copies. Most of our shareholders will not receive printed copies of the proxy materials unless they request them.
The Notice was made available on or around March 17, 2022. The Notice provides instructions on how you may vote your shares over the Internet. If you would like to receive paper copies or electronic copies of our proxy materials, you may follow the instructions in the Notice. Those who previously requested printed proxy materials or electronic materials on an ongoing basis will receive those materials as requested.
The Notice includes the 16-digit control number for purposes of being able to vote and ask questions during the virtual annual meeting.
What does it mean if I received more than one Notice or set of proxy materials?
This means you have multiple accounts holding CME Group shares. Shares with different registrations cannot be combined and as a result, you may receive more than one Notice or set of proxy materials. For example, shares held through your broker cannot be combined with shares held at our transfer agent, Computershare. Additionally, our Class B shares are not combined with our Class A shares.
If you receive more than one Notice, you must vote each to ensure that all classes of shares you own are voted.

2022 PROXY STATEMENT	CME GROUP	7

GENERAL INFORMATION ABOUT THE MEETING	TABLE OF CONTENTS
Why did members of my household only receive one set of proxy materials but more than one proxy?
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement or Notice addressed to those shareholders. This process, which is commonly referred to as "householding," potentially means extra convenience for shareholders and cost savings for companies. As the company has adopted this procedure, a single set of proxy materials or Notice will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholder.
If you participate in householding and wish to receive separate copies of the Notice or, if applicable, the proxy materials, please go to www.computershare.com/investor. After the login, go to "My Profile" and select "Communication Preference" to choose your preferred method of delivery.
Beneficial shareholders can request information about householding from their banks, brokers or other holders of record.
What if I return my proxy but do not provide voting instructions?
If you sign and date the proxy without indicating your instructions on how to vote your shares, the proxies will vote your shares as follows:
•“FOR” the election of the seventeen Equity director nominees.
•“FOR” the appointment of Ernst & Young as our independent registered public accounting firm for 2022.
•“FOR” the approval of the compensation of our named executive officers, on an advisory basis.
•"FOR" the approval of the Omnibus Stock Plan.
•"FOR" the approval of the Director Stock Plan.
•"FOR" the approval of the Employee Stock Purchase Plan.
•"FOR" all three of the Class B-1 nominees.
•“ABSTAIN” from voting for the Class B-2 nominees.
•"FOR" the one Class B-3 nominee.
If any other matter is presented at the annual meeting, the proxies will vote in accordance with their best judgment. At the time this proxy statement went to press, we knew of no matters to be addressed at the annual meeting beyond those described in this proxy statement.
Can I change my mind after I vote?
For shareholders of record: You may change or revoke your vote by submitting a subsequent vote electronically, by telephone or at the virtual meeting.
For holders in street name: You may change or revoke your voting instructions by following the specific directions provided to you by your bank, broker or intermediary.
Your most recent vote is the one that is counted.
Is my vote confidential?
The vote of a particular shareholder will be kept confidential, except as necessary to allow the Inspector of Election to certify the voting results or to meet legal requirements. Written comments may be provided by Broadridge to a representative of our Corporate Secretary's Office with the name and address of the shareholder. Each comment will be provided without reference to the vote of the shareholder, unless the vote is mentioned in the comment or unless disclosure of the vote is necessary to understand the comment.
How are votes counted?
For us to conduct the annual meeting, a minimum number of votes entitled to be cast by the holders of all outstanding common stock as of March 7, 2022, must be present at the meeting, either virtually or represented by proxy. This is referred to as a quorum.

8	CME GROUP	2022 PROXY STATEMENT

TABLE OF CONTENTS	GENERAL INFORMATION ABOUT THE MEETING
For proposals brought before the holders of all classes of common stock, voting together without regard to class, at least one-third of the votes entitled to be cast by such holders must be present at the meeting, either virtually or represented by proxy, to establish a quorum.
For proposals brought before the holders of Class B-1, Class B-2 and Class B-3 common stock, each voting separately as a class, at least one-third of the votes entitled to be cast by the holders of each such class must be present at the meeting, either virtually or represented by proxy, to establish a quorum. See page 60 for additional information on the quorum requirement for ITEM 7.
Proxies marked “withhold” or “abstain” are counted as present for establishing a quorum. Additionally, because we have one routine item on the agenda — the ratification of our independent registered public accounting firm — “broker non-votes” received on the other proposals also will be counted for purposes of establishing a quorum for proposals brought before the holders of all classes of common stock, voting together without regard to class. A broker non-vote occurs when a broker does not vote on a proposal because the broker does not have discretionary voting power for that particular proposal under applicable stock exchange requirements and has not received instructions from the beneficial owner.
To ensure there will be a quorum for all proposals to be voted on, please vote before the annual meeting and allow your shares to be represented at the meeting by your proxies. Voting before the annual meeting will not prevent you from voting online at the virtual meeting. If you vote online at the meeting, your previous vote will be revoked automatically.
How many votes are required for approval for each proposal?
Assuming that a quorum is present for the particular proposal, the following describes the votes required to approve each proposal.
ITEM 1: Seventeen Equity directors have been nominated for election at the annual meeting. Our bylaws require that, in uncontested elections, each Equity director be elected by the majority of votes cast with respect to such director. This means that the number of shares voted "for" an Equity director nominee must exceed the number of votes cast "against" that nominee in order for that nominee to be elected. Only votes "for" or "against" are counted as votes cast with respect to an Equity director election. Abstentions and broker non-votes will have no effect. If a nominee who currently is serving as a director does not receive the affirmative vote of at least a majority of the votes cast, Delaware law provides that the director would continue to serve on the board as a "holdover director." However, under our corporate governance principles, each holdover director is required to tender his or her resignation to the board. Under the principles, the nominating and governance committee shall make a recommendation to the board as to whether to accept or reject the tendered resignation, or whether other action should be taken. The nominating and governance committee and the board, in making their decisions, may consider any factor or other information that they deem relevant. The board shall act on the tendered resignation, taking into account the nominating and governance committee's recommendation, and shall publicly disclose its decision regarding the resignation within ninety (90) days after the results of the election are certified. If the resignation is not accepted, the director will continue to serve until the next annual meeting of shareholders and until the director's successor is elected.
ITEMS 2, 3, 4, 5 and 6: The affirmative vote of a majority of the shares of our Class A and Class B common stock present at the meeting, either virtually or represented by proxy, and entitled to vote on the matter is necessary for approval. Abstentions will have the same effect as a vote "against" an item. Because ITEM 2 is considered a "routine" matter, broker non-votes are not expected to occur with respect to that item. Broker non-votes will have no effect on ITEMS 3, 4, 5 and 6.
ITEM 7: The three nominees for Class B-1 director, the two nominees for Class B-2 director and the one nominee for Class B-3 director receiving the highest number of "for" votes will be elected. Abstentions will have no effect on these items because they are not considered votes cast. All Class B shares are held in registered form.
Who pays for the solicitation of proxies?
The solicitation is being conducted by CME Group, which pays for the cost of soliciting proxies. Proxies will be solicited on behalf of the board of directors. This solicitation is being made by mail and over the Internet, but also may be made by telephone or in person. We have hired D.F. King for $15,000, plus out-of-pocket expenses, to assist in the solicitation on behalf of the company. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their out-of-pocket expenses for sending proxy materials to shareholders and obtaining their vote.
Nominees for Class B directors may send out a written letter as part of their solicitation to our shareholders. CME Group facilitates the mailing and distribution of such letters. To the extent a Class B director nominee requests a third party to solicit on their behalf,

2022 PROXY STATEMENT	CME GROUP	9

GENERAL INFORMATION ABOUT THE MEETING	TABLE OF CONTENTS
they must notify the company and such third party must comply with our campaigning procedures. An employee of one of our clearing firms has agreed to make verbal solicitations on behalf of Mr. Maloney, who is a client of the clearing firm, and to assist with the distribution of Mr. Maloney’s campaigning letter. No additional consideration is being provided by Mr. Maloney for the solicitation services being provided. Mr. Dennis is a Principal and Chief Commercial Officer of ABN AMRO Clearing Chicago, one of our clearing firms. During the election process, from time to time, Mr. Dennis' colleagues at ABN AMRO may make recommendations regarding his election based on their relationship with Mr. Dennis and their knowledge of his skills and experience. No additional consideration is being provided by Mr. Dennis in connection with any such recommendations.
When are shareholder proposals due for the 2023 annual meeting?
To be considered for inclusion in the 2023 proxy statement, shareholder proposals must be received no later than November 17, 2022. You should be aware that your proposal must comply with the SEC regulations regarding inclusion of shareholder proposals in company-sponsored proxy materials.
Similarly, in order for you to raise a proposal from the floor during next year’s meeting, we must have timely received written notice of the proposal. In accordance with our bylaws, to be timely, a shareholder’s notice must be delivered to our Corporate Secretary not earlier than the open of business on January 4, 2023 (the 120th day) and not later than the close of business on February 3, 2023 (the 90th day) prior to the anniversary of the 2022 annual meeting; provided, however, in the event that the date of the 2023 annual meeting is more than 30 days before or more than 60 days after May 4, 2022, to be timely, notice must be delivered not earlier than the open of business on the 120th day prior to the actual date of the 2023 annual meeting and not later than the close of business on the later of the 90th day prior to the actual date of the 2023 annual meeting or, if the first public announcement of the date of the 2023 annual meeting is less than 100 days prior to the date of the meeting, the 10th day following the day on which public announcement of the date of the 2023 annual meeting is first made by CME Group. Your notice of the proposal must contain the information required under our bylaws in order to be considered.
In addition, to be considered at the 2023 annual meeting, proxy access nominations of Equity directors must comply with the requirements and conditions of our proxy access bylaw, including the delivery of proper notice to our Corporate Secretary not earlier than the open of business on October 18, 2022 (the 150th day) and not later than the close of business on November 17, 2022 (the 120th day) prior to the first anniversary of the date we first distributed this proxy statement to shareholders.
Shareholder proposals and proxy access nominations should be sent by mail directed to the Corporate Secretary (Kathleen M. Cronin), CME Group Inc., 20 South Wacker Drive, Chicago, IL 60606, with a copy to annualmeeting@cmegroup.com.
Are there any matters to be voted on at the meeting that are not included in the proxy statement?
At the time this proxy statement went to press, we knew of no matters to be addressed at the annual meeting beyond those described in this proxy statement. If any other matter is presented at the annual meeting, your proxies will vote in accordance with their best judgment.
Where can I find the voting results of the annual meeting?
We intend to announce preliminary voting results by press release following the annual meeting and will file the final results in a Current Report on Form 8-K within four business days of the meeting, as required by SEC regulations.
If I received paper copies of materials, can I receive future proxy materials online?
Yes. If you choose this option, you will not receive paper copies of the proxy materials in the mail. Choosing this option will save us printing and mailing costs and may benefit the environment.
If you hold shares in your name (instead of through a broker or other nominee), you can choose this option by following the instructions provided when you vote over the Internet at www.proxyvote.com and, when prompted, indicate that you agree to receive or access shareholder communications electronically. If you hold your shares through a broker or other nominee, you should follow the instructions regarding electronic delivery, if any, provided by your broker or other nominee.
If you choose to receive your proxy materials electronically, then prior to next year’s annual meeting you will receive an email notification when the proxy materials are available for your online review. Your choice for electronic distribution will remain in effect indefinitely, unless you revoke your choice.

10	CME GROUP	2022 PROXY STATEMENT

TABLE OF CONTENTS	GENERAL INFORMATION ABOUT THE MEETING
Can I get additional copies of proxy materials?
Yes. Additional copies of our 2021 Annual Report on Form 10-K and this proxy statement are available free of charge upon request to annualmeeting@cmegroup.com.
Where can I find information on CME Group's corporate governance policies and other materials referenced in this proxy statement?
Copies of our governance materials and other policies referenced in this proxy statement and the charters of all of our committees are available at http://investor.cmegroup.com under "Corporate Governance."
Copies of the company’s ESG reports are available at https://www.cmegroup.com/company/corporate-citizenship/esg.html.
You may also request hard copies of such materials by sending a request to annualmeeting@cmegroup.com.

2022 PROXY STATEMENT	CME GROUP	11

Election of Equity Directors
ITEM 1 – Election of Equity Directors	15
Director Nominations and Qualifications	15
Required Vote	16
Board Diversity	16
Director Attributes	18
Equity Directors up for Election	20
Governance
Governance Highlights	34
Corporate Governance and Compliance Materials	34
Director Attendance	35
Director Independence	35
Public Directors	36
Board Leadership Structure	36
Board’s Role in Risk Oversight	37
Executive Sessions	37
Annual Assessment of Board, Committee and Individual Director Performance	37
Director Orientation and Continuing Education	38
Reporting Concerns to the Audit Committee	38
Contacting the Board of Directors	38
Shareholder Engagement	38
Environmental Social Governance	39
Board Committees	40
Audit
ITEM 2 – Ratification of the Appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm for 2022	45
The Audit Committee has Pre-Approval Processes for Non-Audit Services	46
Principal Accountant Fees and Services	46
Audit Committee Financial Experts	46

12	CME GROUP	2022 PROXY STATEMENT

Required Vote	46
Report of the Audit Committee	47
Advisory Vote on the Compensation of Named Executive Officers
ITEM 3 – Advisory Vote on the Compensation of our Named Executive Officers	48
Factors to Consider	48
Required Vote	48
Approval of CME Group Inc. Stock Plans
ITEM 4 – Approval of the Amended and Restated CME Group Inc. Omnibus Stock Plan	49
Factors to Consider	49
Summary of Key Amendments	50
Shareholder-Protective and Other Key Provisions of the Plan	50
Estimated Equity Awards	52
Required Vote	53
Item 5 – Approval of the Amended and Restated CME Group Inc. Director Stock Plan	54
Factors to Consider	54
Summary of Key Amendments	54
Shareholder-Protective and Other Key Provisions of the Plan	55
Estimated Equity Awards	55
Additional Information about the Plan	55
Required Vote	57
Item 6 – Approval of the Amended and Restated CME Group Inc. Employee Stock Purchase Plan	58
Factors to Consider	58
Summary of Key Amendments	59
Estimated Plan Purchases	59
Additional Information about the Plan	59
Required Vote	60
Election of Class B Directors
Item 7 – Election of Class B-1, Class B-2 and Class B-3 Directors	61
Class B-1 Director Nominees	62
Class B-2 Director Nominees	64
Class B-3 Director Nominees	66

2022 PROXY STATEMENT	CME GROUP	13

Compensation
Compensation Committee Matters	67
Compensation Discussion & Analysis	69
Report of the Compensation Committee	86
Executive Compensation	87
Director Compensation	100
Equity Compensation Plan Information	103
Other Business
Security Ownership of CME Group Common Stock	104
Other Business	107
Appendices
Appendix A – Categorical Independence Standards	109
Appendix B – Amended and Restated CME Group Inc. Omnibus Stock Plan	110
Appendix C – Amended and Restated CME Group Inc. Director Stock Plan	123
Appendix D – Amended and Restated CME Group Inc. Employee Stock Purchase Plan	126
The board of directors of CME Group Inc. is providing this proxy statement in connection with the annual meeting of shareholders to be held virtually on Wednesday, May 4, 2022, at 10:00 a.m. Central Time. The terms the "company," "we," "us" and "our" refer to CME Group and its subsidiaries. Shares of our Class A common stock are listed on the Nasdaq Global Select Market (Nasdaq) under the trading symbol "CME." Our principal offices are located at 20 South Wacker Drive, Chicago, Illinois 60606. Our phone number is 312.930.1000.
Further information about CME Group can be found at https://www.cmegroup.com. Information made available on our website does not constitute a part of this proxy statement. Additional information regarding the availability of materials referenced in this proxy statement is available on page 11.

14	CME GROUP	2022 PROXY STATEMENT

ITEM ONE
Election of Equity Directors

Our directors are elected each year. Each director's term will last until the 2023 annual meeting and until his or her successor is duly elected.
The Equity directors are nominated by the board of directors based on the recommendation of the nominating and governance committee for election by our Class A and Class B shareholders voting together (Equity directors) under ITEM 1. All 17 Equity director nominees are presently CME Group directors.
We have implemented a majority vote standard for the Equity directors, except in the event of a contested election. Each Equity director candidate must receive a number of “FOR” votes that exceeds the number of "AGAINST" votes to be elected.
The nominating and governance committee is also recommending the slate of nominees to be elected by our Class B shareholders as set forth under ITEM 62. We have no reason to believe that any of the nominees will be unable or unwilling to serve if elected.
References to terms of our board of directors in their biographies include service on the board of CME Group (CME Holdings) from its formation in 2001 and service on the board of its wholly-owned subsidiary, Chicago Mercantile Exchange Inc. (CME). CME Group became a public company in 2002. The boards of our other exchange subsidiaries, Board of Trade of the City of Chicago, Inc. (CBOT), New York Mercantile Exchange, Inc. (NYMEX) and Commodity Exchange, Inc. (COMEX), also are composed of the same members as the CME Group board of directors. Ages are as of March 7, 2022. Information on public directorships is for the past five years.
BOARD RECOMMENDATION Our Board recommends that shareholders vote “FOR” the Equity director nominees.

You are being asked to vote on the election of seventeen Equity director nominees to hold office until the 2023 annual meeting.
Director nominations and qualifications
The policy of the board of directors is to remain an interactive, independent, thoughtful, highly qualified and collegial combination of individuals with diverse knowledge, skills and experience, so that the directors, working together, possess the competencies required to effectively carry out the board’s responsibilities.
In considering candidates for the board, the nominating and governance committee, composed entirely of directors who are independent under applicable listing standards, considers the entirety of each candidate’s credentials. With respect to the nomination of continuing directors for re-election, the individual’s contributions to the board are also considered. In assessing new candidates for the board, we do not have specific minimum qualifications that an individual must meet to be considered. The board and its nominating and governance committee seek members having the characteristics essential for effectiveness as a member of our board, including but not limited to:
•Integrity, objectivity, sound judgment and leadership;
•The relevant expertise and experience required to offer advice and guidance to the Chairman and Chief Executive Officer and other members of senior management;

2022 PROXY STATEMENT	CME GROUP	15

ITEM ONE	TABLE OF CONTENTS
•The ability to make independent analytical inquiries;
•The ability to collaborate effectively and contribute productively to the board’s discussions and deliberations;
•A commitment to enhancing long-term shareholder value;
•An understanding of the company’s business, strategy and challenges;
•The willingness and ability to devote adequate time and effort to board responsibilities and to serve on committees at the request of the board;
•Is not a Disqualified Person (as defined in our corporate governance principles); and
•Whether the individual meets the composition requirements of the Commodity Futures Trading Commission (CFTC) and the applicable listing standards.
On an annual basis, the nominating and governance committee assesses the current and future needs of the board and will make recommendations to the board in the event they identify a need to recruit for an additional member of the board. Consideration of a nominee for the board typically involves a series of internal discussions, review of a nominee's background and experience, and interviews of the nominee.
The nominating and governance committee may solicit candidates from its current directors and, if deemed appropriate, retain for a fee recruiting professionals to identify and evaluate candidates. The nominating and governance committee also will consider a nominee for Equity director recommended by shareholders if the recommendation is submitted in writing, accompanied by a description of the proposed nominee's qualifications, and other relevant biographical information and evidence of consent of the proposed nominee to serve as a director if elected. Recommendations for director nominees may be sent to annualmeeting@cmegroup.com and will be redirected to the nominating and governance committee. In considering a shareholder recommendation, the nominating and governance committee may seek input from an independent advisor, legal counsel and/or other directors, as appropriate, and will reach a conclusion using its standard criteria. A copy of our nominating and governance committee’s charter is available on our website.
Our certificate of incorporation requires that director candidates for election by a class of Class B common stock own, or be recognized under our rules as the owner of, at least one share of that class. Nominees for Class B director are recommended by our nominating and governance committee. Class B shareholders may request to appear for an interview with the nominating and governance committee for consideration by the committee. For the 2022 slate of Class B director nominees, the nominating and governance committee approved all of the current Class B directors as nominees as well as Mr. Newhouse who requested an appearance before the committee as a potential Class B-2 director nominee.
Required vote
Each Equity director candidate must receive a number of "FOR" votes that exceed the number of "AGAINST" votes to be elected.
Board diversity
The board believes its diversity is critical to the success of CME Group and the company’s ability to create long-term value for its shareholders. The board has and will continue to make diversity in gender, race, ethnicity, age, career experience, and diversity of mind a priority when considering Equity director and Class B director candidates. In addition to the foregoing criteria, the nominating and governance committee is committed to ensuring each pool of qualified candidates from which Equity director nominees are chosen includes candidates who bring racial and/or gender diversity. In connection with this focus on enhancing the diversity of the board and in support of general board refreshment, the nominating and governance committee has engaged a leading, nationally recognized director search firm to bring forward individuals for consideration as future nominees.
Our overall board is comprised of 26% female directors, including three who also bring racial or ethnic diversity. Our Equity director slate, which is the pool of nominees we have the ability to choose from without restriction, includes 29% female directors. Candidates for the six Class B director positions must be members of our CME exchange, and as such we are limited to the community of individuals who hold such memberships and agree to appear before our nominating and governance committee. We note the population of such eligible individuals has historically been less diverse.

16	CME GROUP	2022 PROXY STATEMENT

TABLE OF CONTENTS	ITEM ONE

RACIAL OR ETHNIC DIVERSITY	GENDER DIVERSITY	EQUITY DIRECTOR GENDER DIVERSITY	AGE DIVERSITY	TENURE DIVERSITY

■ Non-Diverse ■ Racially or Ethnically Diverse	■ Male ■ Female	■ Male ■ Female	■ <60 Yrs. ■ 60-70 Yrs. ■ 70-80 Yrs.	■ <5 Yrs. ■ 5-10 Yrs. ■ >10 Yrs.
The table below provides additional diversity information regarding our board. Each of the categories listed in the below table has the meaning as it is used in Nasdaq Listing Rule 5605(f).
Board diversity matrix (as of March 7, 2022)

Total Number of Directors	23
Gender Identity	Female	Male	Non-Binary	Did Not Disclose
Number of Directors based on Gender Identity	6	17	—	—
Demographic Background
African American or Black	2	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	3	17	—	—
Two or More Races or Ethnicities	1	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	—
For more information concerning our current directors’ qualifications, see their individual biographies and Director attribute matrix on page 19.

2022 PROXY STATEMENT	CME GROUP	17

ITEM ONE	TABLE OF CONTENTS
Director attributes
The policy of the board is to remain an interactive, independent, thoughtful, highly qualified and collegial combination of individuals with diverse knowledge, skills and experience, so that our directors, working together, possess the competencies required to effectively carry out the board’s responsibilities. We believe all of our directors bring with them the experience and skills to contribute to our growth, innovation and strategic direction and to better evaluate CME Group’s management and operations, and assess risk and opportunities for the company’s business model. We also expect all of our directors to champion our business principle of leading with conviction and integrity. The following are the areas of qualifications, experience and skills our board views as important when evaluating the composition of the board and potential director nominees. For additional information on each individual’s skills and experience, please see their more detailed biography.

18	CME GROUP	2022 PROXY STATEMENT

TABLE OF CONTENTS	ITEM ONE

Director attribute matrix (current board members)

Director Skill	Number of Current Board Members (Out of 23)

GLOBAL FINANCIAL SERVICES: Experience in the company’s business and financial services industry.
16

INNOVATION AND STRATEGY: Senior experience in leading successful business innovations. Ability to contribute to strategic thinking and planning.

23

GOVERNMENT RELATIONS/REGULATORY/PUBLIC POLICY:
Experience with government relations, regulatory matters or regulated industries and political affairs; experience in managing or overseeing highly regulated businesses.

11

LEADERSHIP: Business and strategic management experience from service in a significant position, such as chief executive officer, chief financial officer or other senior leadership role.

16

FINANCIAL AND ACCOUNTING: Background and experience in financial reporting, accounting, or economics.

6

RISK OVERSIGHT AND RISK MANAGEMENT: Experience managing risk in a large organization.

10

TRANSACTIONS (M&A): Experience from a leadership or oversight perspective of business combinations.

8

GLOBAL PERSPECTIVE, INTERNATIONAL: Experience overseeing or in a senior leadership role in a complex global organization; brings an international background or global experience.

8

CORPORATE GOVERNANCE: Knowledge of corporate governance matters, including through recent service on other public company boards.

9

TECHNOLOGY & INFORMATION SECURITY: Experience or expertise in technology, innovation, information security, data privacy or cybersecurity.

12

ETHICS AND INTEGRITY: Commitment to fostering our business principle of leading with conviction and integrity.

23

FRESH PERSPECTIVE: Board tenure is less than five years.

10

2022 PROXY STATEMENT	CME GROUP	19

ITEM ONE	TABLE OF CONTENTS
Equity directors up for election at the 2022 annual meeting

Terrence A. Duffy
AGE: 63	DIRECTOR SINCE: 1995	COMMITTEES: EC

The Honorable Terrence A. Duffy has served as Chairman and Chief Executive Officer of CME Group since November 2016. He is responsible for overseeing the world's leading derivatives marketplace. Previously, Mr. Duffy served as Executive Chairman and President of CME Group since May 2012 and as Executive Chairman since October 2006. He served as Chairman of the Board of CME and CME Holdings since April 2002. He was Vice Chairman of the board of CME Holdings from its formation in August 2001 and of the board of CME from 1998 to April 2002. He was President of TDA Trading, Inc. from 1981 to 2002. He has been a CME member since 1981 and a board member since 1995. Mr. Duffy was appointed by President Bush and confirmed by the U.S. Senate in 2003 as a member of the Federal Retirement Thrift Investment Board (FRTIB), a position he held until 2013. The FRTIB administers the Thrift Savings Plan, a tax-deferred defined contribution (retirement savings) plan for federal employees. Mr. Duffy was named CEO of the Year at FOW's 2018 International Awards. He currently serves as Co-Chair of the Mayo Clinic Greater Chicago Leadership Council. He is a Vice Chairman of the CME Group Foundation. He also is a member of the Economic Club of Chicago, the Executives' Club of Chicago and the President's Circle of the Chicago Council on Global Affairs. Mr. Duffy attended the University of Wisconsin-Whitewater. He received a Doctor of Public Service, honoris causa, from Saint Xavier University in 2019 and a Doctor of Humane Letters from DePaul University in 2007.
Through his long-time service in the role of Chairman and Chief Executive Officer of the company, Mr. Duffy has been responsible for the overall operations of our complex, global and highly regulated business. His career includes steering CME Group to become the world’s first exchange to demutualize and go public and the completion of multiple mergers and acquisitions, including associated financing arrangements. In 2021, Mr. Duffy embarked on a landmark partnership with Google Cloud to bring expanded access, new products and greater efficiencies to derivatives markets through cloud technology. As Chairman, Mr. Duffy is responsible for the overall governance of the organization, which includes compliance with the applicable listing standards and our SEC disclosure obligations. Mr. Duffy is regularly involved in and consulted with regards to the company’s communications to its regulators, shareholders, clients, external auditors and the board, among other constituents. During his career at CME Group, he has been a lead advocate for the company and the industry in legislative and regulatory matters in Washington, DC and has regularly testified before Congressional committees and subcommittees on key issues facing the derivatives industry. As the leader of our organization and through his oversight of our key functions, he has gained valuable knowledge regarding technology operations and internal controls, including our cyber security program. He has also played an active role in our regular commercial financing arrangements and those relating to our mergers and acquisitions and is regularly engaged with our accounting team and external auditors as it relates to his responsibility as Chief Executive Officer for certifying our internal controls over financial reporting.

20	CME GROUP	2022 PROXY STATEMENT

TABLE OF CONTENTS	ITEM ONE

Timothy S. Bitsberger
	AGE: 62	DIRECTOR SINCE: 2008	COMMITTEES: CC, EC, MROC, RC

Mr. Bitsberger served as Managing Director and Portfolio Specialist on the Account Management Team at The TCW Group from March 2017 to February 2021, where he was responsible for communicating investment strategies, performance and outlook to clients. Previously, he served as Managing Director, Official Institutions FIG Coverage Group of BNP PNA, a subsidiary of BNP Paribas, from December 2010 to November 2015, as a senior consultant with Booz Allen Hamilton from May 2010 to November 2010 and was with BancAccess Financial from December 2009 to April 2010. He also served as Senior Vice President and Treasurer of Freddie Mac from 2006 to 2008. Mr. Bitsberger also served with the U.S. Treasury Department from 2001 to 2005, serving first as their Deputy Assistant Secretary for federal finance and as the Assistant Secretary for financial markets. He was confirmed by the U.S. Senate as the Assistant Secretary in 2004.
Mr. Bitsberger has an extensive career in the financial services industry. In his role at TCW Group, Mr. Bitsberger was responsible for communicating investment strategies, performance and outlook to clients. Through his service at TCW, BNP PNA and BancAccess Financial, he has gained valuable experience in business development, investment strategy and work with foreign institutions and regulators. His career also includes his prior service in key roles with the government relating to the financial industry, including serving as Deputy Assistant Secretary for Federal Finance at the U.S. Treasury and more recently as the Assistant Secretary for Financial Markets at the U.S. Treasury. Mr. Bitsberger served in a leadership role as Treasurer of Freddie Mac, working extensively with the central banks and foreign regulators.

Independent, Public

Charles P. Carey
	AGE: 68	DIRECTOR SINCE: 2007	COMMITTEES: CC, EC, FC

Mr. Carey served as our Vice Chairman from 2007 to 2010 in connection with our merger with CBOT Holdings, Inc. Prior to our merger, Mr. Carey served as Chairman of CBOT since 2003, as Vice Chairman from 2000 to 2002, as First Vice Chairman during 1993 and 1994 and as a board member of CBOT from 1997 to 1999 and from 1990 to 1992. Mr. Carey is a principal in HC Technologies LLC. He has been a member of CBOT since 1978 and was a member of the MidAmerica Commodity Exchange from 1976 to 1978. Mr. Carey previously served on the board of CBOT Holdings, Inc. until our merger in 2007. Mr. Carey serves as Chairman of the CME Group Foundation.
Mr. Carey brings to the board his long-time experience in the derivatives industry through his prior service as Chairman and Vice Chairman of CBOT and through his tenured trading career. Also, in his role as Chairman of CBOT, Mr. Carey served as an advocate for the company in the industry and with regulators and the government. Mr. Carey, through his trading activity, has familiarity with many of our customer-facing systems and controls. He also served as our board representative on BM&FBovespa (now B3), one of the main financial market infrastructure companies in the world and headquartered in Brazil, and has also provided valuable assistance with respect to the development of our soybean futures complex with a focus on the Latin American market.

Independent

Previous Public Directorship: BM&FBovespa S.A.

2022 PROXY STATEMENT	CME GROUP	21

ITEM ONE	TABLE OF CONTENTS

Dennis H. Chookaszian
	AGE: 78	DIRECTOR SINCE: 2004	COMMITTEES: AC, FC

Mr. Chookaszian served as Chairman of the Financial Accounting Standards Advisory Council from 2007 to 2011. From 1999 until 2001, Mr. Chookaszian served as Chairman and CEO of mPower, Inc., a financial advice provider focused on the online management of 401(k) plans. Mr. Chookaszian served as Chairman and CEO of CNA Insurance Companies from 1992 to 1999. During his 27-year career with CNA, Mr. Chookaszian held several management positions at the business unit and corporate levels, including President and COO from 1990 to 1992 and CFO from 1975 to 1990. Mr. Chookaszian is a registered Certified Public Accountant (CPA). He serves as the President and as a Director of the Foundation for Health Enhancement, a not-for-profit. Mr. Chookaszian is an investor and serves on the boards of Jimmy Bars, Global Alumni, Twisted Alchemy, Caribe Juice, and Gen One Capital.
Mr. Chookaszian’s long-time career at CNA Insurance Companies included the role of CFO and CIO. This experience has given him excellent operating skills, financial expertise, risk management responsibility and an understanding of IT infrastructure and operations. His qualifications also include his previous service on 13 public company boards and on eight audit committees. Many of these audit committees had oversight responsibility for information security and cyber-related matters. He also served as CEO of mPower, an internet financial advice provider, which gave him substantial perspective on innovation and the use of the internet and related activities in financial services. Mr. Chookaszian has served on many AICPA and FASB task forces and committees, which has given him broad perspectives on accounting matters. He also served for five years as Chairman of FASAC (Financial Accounting Standards Advisory Council) that provides advice to the FASB on their agenda. During his career, he has also served on the boards of 70 private companies assisting them in development of their strategies, which has given him wide-ranging perspectives on how to innovate and create strategic direction for an organization. Mr. Chookaszian teaches university courses relating to internal controls, corporate governance and risk management, internet marketing and social media. He speaks regularly on the topics of cyber security and cybercrime, blockchain and crypto currencies. He also has served as an expert witness with regard to technology matters in numerous commercial arbitrations. Mr. Chookaszian also has extensive experience from a leadership or oversight perspective of business combinations, having led or participated in over 100 merger and acquisition transactions throughout his career.

Independent, Public

Public Directorships: Perdeceo (formerly Career Education Corporation) Pillarstone Capital REIT (registered securities only)
Previous Public Directorships: Maxar Technologies Prism Technologies Group, Inc.

22	CME GROUP	2022 PROXY STATEMENT

TABLE OF CONTENTS	ITEM ONE

Bryan T. Durkin
AGE: 61	DIRECTOR SINCE: 2020	COMMITTEES: CHOC

Mr. Durkin has served as a member of our board since May 2020. Mr. Durkin served as an advisor to our CEO from May 2020 through October 2021. Formerly, Mr. Durkin served as President of CME Group from 2016, overseeing the company’s Technology, Global Operations, International and Data Services businesses. Mr. Durkin previously served as our Chief Commercial Officer since 2014 and as Chief Operating Officer since 2007. As part of his responsibilities, he led the global integrations following CME's merger with CBOT in 2007 and CME Group's acquisition of NYMEX in 2008. Before joining CME Group, Mr. Durkin served as Executive Vice President and Chief Operating Officer of the CBOT. Prior to that role, he was in charge of CBOT's Office of Investigations and Audits. His career with both CME Group and CBOT has spanned more than 30 years. He previously served as a member of the COMEX Governors Committee and the CFTC's Technology Advisory Committee and Energy and Environmental Markets Advisory Committee. Mr. Durkin serves on the Board of Advisors for Misericordia and on the Board of Trustees for Lewis University.
Mr. Durkin has been involved in our industry for more than 30 years. He served as CME Group’s President, and Chief Regulatory Officer and Administrator of Investigations at CBOT, overseeing all aspects of market regulation and surveillance as well as regulatory functions. During his tenure at CBOT, he was the primary liaison to U.S. and foreign regulators. Mr. Durkin’s responsibilities also included oversight of CBOT’s outsourcing of clearing. In his career at CME Group, his responsibilities included oversight of our International, Planning and Execution, Data Service, Optimization Services, Cash Markets, Client Development & Research, Products & Services and Marketing functions. Through his oversight responsibility of our technology and trading operations, which functions are highly regulated by the CFTC and are subject to testing and system safeguards requirements, Mr. Durkin has gained experience with risk, compliance, monitoring and reporting aspects of key control functions. Mr. Durkin also previously served as a member of the company’s Crisis Management Team, which is the chief decision management body during a major disruption to our normal business operations. His career also included prior service on the boards of directors of Bursa Malaysia Derivatives Berhad and its clearing house, Bursa Malaysia Derivatives Clearing Berhad, in connection with one of our former strategic investments and commercial arrangements.

2022 PROXY STATEMENT	CME GROUP	23

ITEM ONE	TABLE OF CONTENTS

Ana Dutra
	AGE: 57	DIRECTOR SINCE: 2015	COMMITTEES: CC, MROC, RC

Ms. Dutra served as the CEO of The Executives’ Club of Chicago, a world-class senior executives organization focused on the development, innovation and networking of current and future business and community leaders, from 2014 until her retirement in 2018. Prior to that she was a Proxy Officer and CEO of Korn/Ferry Consulting from 2007 until 2013. Ms. Dutra serves as a director of Elkay Manufacturing, Lifespace Communities, Greeley and Hansen, the Latino Corporate Directors Association and M. Holland, a privately held plastics distribution company.
Ms. Dutra is a Brazilian native with over 30 years’ experience in global P&L management, technology, business growth and C-Level business advisory in over 25 countries. Ms. Dutra ran the M&A global consulting practice for Accenture and Mercer Management and was the lead on several acquisitions. Her experience includes helping boards, CEOs and their teams identify and execute growth and turnarounds through innovation, acquisitions and new technologies. She has led and advised businesses in the technology, consumer packaged goods, food & beverage, retail, pharma, oil & gas, manufacturing, energy and professional services industries. Ms. Dutra was also awarded the Chicago United Business Leader of Color, Nueva Estrella Latina and Women in History and Business Award. She earned The National Association of Corporate Directors (NACD) Directorship Certification in 2021. Ms. Dutra also has received a CERT certificate in Cybersecurity Oversight from Carnegie Mellon University.

Independent, Public

Public Directorships: Amyris, Inc. CarParts, Inc. First Internet Bancorp Previous Public Directorships: Centrais Elétricas Brasileiras S.A. Harvest Health & Recreation Inc.

Martin J. Gepsman
	AGE: 69	DIRECTOR SINCE: 1994	COMMITTEES: CHOC, NGC

Mr. Gepsman has served as a member of our board since 1994 and served as Secretary of the board from 1998 to 2007. He has been a member of CME for more than 35 years. Mr. Gepsman has also been an independent floor broker and trader since 1985. Mr. Gepsman currently serves as Chairman of our business conduct, membership and floor conduct committees and the CME Gratuity Fund. During his board tenure at CME, he served as a member on the compensation, strategic steering, executive, clearing house oversight, ethics and arbitration committees. Mr. Gepsman has also held board positions, including a Chairman’s role, at the company’s former foreign exchange subsidiaries. Mr. Gepsman currently serves as Vice Chairman of our political action committee. Mr. Gepsman also serves on the membership appeals committee with the National Futures Association. He was a member of the CBOE from 1982 to 1985.
Mr. Gepsman brings to the board his long-term career as a participant in our markets. During his term on the board, he has served on numerous committees at the board level as well as those related to our exchange operations. His service has also included board roles on our regulated entities. Through these positions, Mr. Gepsman has acquired a deep understanding of our business operations, market regulatory functions and strategy. He also brings his valuable focus and understanding of options trading, which is an area of focus in our corporate strategy. As Vice Chairman of our political action committee, Mr. Gepsman regularly interacts with government officials. As Chairman of our business conduct, membership and floor conduct committees, Mr. Gepsman has extensive knowledge and experience in reviewing disciplinary charges and determining appropriate actions.

Independent

24	CME GROUP	2022 PROXY STATEMENT

TABLE OF CONTENTS	ITEM ONE

Larry G. Gerdes
	AGE: 73	DIRECTOR SINCE: 2007	COMMITTEES: AC, EC, FC, NGC

Mr. Gerdes served as our Lead Director from August 2017 to August 2020. Mr. Gerdes served as CEO of Pursuant Health (f/k/a SoloHealth), a private healthcare company in Atlanta since February 2014, as its Executive Chairman of the board since November 2013, as its Chairman since 2012 and as a board member since 2007. Mr. Gerdes is also a general partner of Gerdes Huff Investments. Mr. Gerdes served as a general partner of Sand Hill Financial Company, a venture capital partnership, from 1983 to January 2019. Mr. Gerdes formerly served as Chairman and CEO of Transcend Services, Inc., concluding with the sale of that company in 2012, and as a director of Access Plans, Inc. from 2001 until its sale in 2012. Mr. Gerdes is a major shareholder and President of Friesland Farms, LLC. Mr. Gerdes is an Ambassador at The Kelley School of Business at Indiana University, a Director Emeritus at Monmouth College and serves on the board of Citizens First State Bank. Mr. Gerdes is also a director and part owner of Walnut Custom Components, Walnut, Illinois. Mr. Gerdes previously served on the board of CBOT Holdings, Inc. until our merger in 2007.
Mr. Gerdes’ career includes leadership positions at five different companies, including serving as CEO of Transcend for more than 15 years, which included oversight of the CFO. Through his role at Transcend, Mr. Gerdes oversaw the development of technology platforms requiring the transmission of sensitive healthcare information over secure networks meeting all applicable privacy and security standards. During his career, Mr. Gerdes was responsible for the integration of multiple acquisitions, both domestic and globally, including the sale of Transcend. He has also served as co-general partner of an investment firm, which resulted in the public offerings of several companies. His career includes service on six other public company boards, including his service on CBOT’s special transaction committee in connection with our merger. His public company experience includes audit, compensation and nominating and governance committee participation.

Independent, Public

2022 PROXY STATEMENT	CME GROUP	25

ITEM ONE	TABLE OF CONTENTS

Daniel R. Glickman
	AGE: 77	DIRECTOR SINCE: 2001	COMMITTEES: CC, EC, NGC

Mr. Glickman has served as our Lead Director since August 2020, and previously served as our Lead Director from August 2014 to August 2017. In March 2021, Mr. Glickman became a Senior Adviser to the U.S. Global Leadership Coalition. Mr. Glickman also has served as Senior Fellow for the Bipartisan Policy Center since 2010. Mr. Glickman served as Vice President and Executive Director of the Aspen Institute’s Congressional Program from 2011 to March 2021. Mr. Glickman served as Chairman and CEO of the Motion Picture Association of America, Inc. Mr. Glickman previously served as Director of the Institute of Politics at Harvard University’s John F. Kennedy School of Government from 2002 to 2004 and served as Senior Advisor in the law firm of Akin, Gump, Strauss, Hauer & Feld, from 2001 to 2004. He also served as U.S. Secretary of Agriculture from 1995 through 2001 and as a member of the U.S. Congress, representing a district in Kansas, from 1977 through 1995. Mr. Glickman serves as a distinguished Fellow of the Chicago Council on Global Affairs, a member and Founding Chair of the Board of the Foundation for Food and Agriculture Research, established in the 2014 Farm Bill by Congress, and Chairman of the International Advisory Board of APCO Worldwide, a public relations firm based in Washington, DC. Mr. Glickman is on the Advisory Boards of Francis Energy, LLC and Eat Just, Inc., a cellular meat company. Mr. Glickman also serves on a number of non-profit advisory boards with a focus on agriculture and food supply and is an adjunct professor of Food and Nutrition at Tufts University Friedman School of Nutrition. He also serves as Co-Chair of our Agriculture Markets Advisory Committee.
Mr. Glickman is an American politician, lawyer, lobbyist and non-profit leader. His multi-decade long legal and political career, including his service as Secretary of Agriculture, brings valuable experience in government relations and regulatory affairs with a focus on agriculture which is important to our business. As a U.S. congressman for 18 years and Chair of the House Permanent Select Committee on Intelligence, he gained global experience, perspective and knowledge on government relations, public policy and international relations. Through his role as Chairman and CEO of the Motion Picture Association, he gained executive management and leadership experience and was instrumental in expanding the sale of U.S. entertainment products overseas. In his current role as Senior Fellow at the Bipartisan Policy Center he is focused on public health, national security and economic policy issues.

Independent, Public

26	CME GROUP	2022 PROXY STATEMENT

TABLE OF CONTENTS	ITEM ONE

Daniel G. Kaye
	AGE: 67	DIRECTOR SINCE: 2019	COMMITTEES: AC, EC, RC

Mr. Kaye served as Interim CFO and Treasurer of HealthEast Care System from 2013 to 2014. Prior to joining HealthEast, Mr. Kaye spent 35 years with Ernst & Young LLP, from which he retired in 2012. Throughout his time at Ernst & Young, where he was an audit partner for 25 years, Mr. Kaye enjoyed a track record of increasing leadership and responsibilities, including serving as the New England Managing Partner and the Midwest Managing Partner of Assurance. Mr. Kaye serves on the compensation committee of Alliance Bernstein and on the audit (Chair), finance and risk committees of Equitable Holdings, Inc. (formerly AXA Equitable Holdings). Mr. Kaye is a CPA and NACD Board Leadership Fellow.
Mr. Kaye is an audit committee financial expert with broad boardroom, financial services and operations experience. He has served on three other public company boards and several not-for-profit entities. His public company experience includes audit committee and nominating and corporate governance chairmanships, as well as audit, compensation, finance and risk committee participation. Through his years at Ernst & Young (serving primarily as an audit partner in the financial services industry), he brings significant GAAP/SEC accounting and reporting, and regulatory risk management and compliance experience. This expertise includes technological controls and testing as they relate to internal controls over financial reporting. Mr. Kaye gained significant leadership and operations experience by heading various Ernst and Young business units over ten years, and acting as interim CFO and Treasurer for a hospital system.

Independent, Public

Public Directorships: AllianceBernstein Equitable Holdings, Inc. (formerly AXA Equitable Holdings) Previous Public Directorships: Ferrellgas Partners LP

Phyllis M. Lockett
	AGE: 56	DIRECTOR SINCE: 2019	COMMITTEES: MROC, NGC, RC

Ms. Lockett has served since 2014 as the founding CEO of LEAP Innovations. Prior to her role at LEAP, Ms. Lockett served as President and CEO of New Schools for Chicago, a venture philanthropy organization that invests in the start-up of new public schools, from 2005 to 2014. Ms. Lockett served from 1999 to 2005 as Executive Director of the Civic Consulting Alliance, a pro-bono consulting firm sponsored by the Civic Committee of the Commercial Club of Chicago that leads strategic planning initiatives, process improvement, and program development projects for government agencies. She also held marketing, sales, and business development roles with Fortune 500 companies including IBM, Kraft Foods, and General Mills. Ms. Lockett is an independent director of the Federal Home Loan Bank of Chicago. She is also a member of The Economic Club of Chicago, The Chicago Network, the Commercial Club of Chicago, and a Henry Crown Fellow with the Aspen Institute. Recently, Ms. Lockett was named a contributor to Forbes, where she writes about education innovation and the future of learning.
Ms. Lockett is a serial entrepreneur who has led transformation efforts in education, government and the civic arena. She founded LEAP Innovations, a national non-profit organization that works with educators and technology companies across the Unites States, to research, pilot and scale new instructional designs and technology solutions that advance student learning. Before starting LEAP, Ms. Lockett was a driving force behind Chicago’s charter school movement. As founding president and CEO of New Schools for Chicago, she helped raise more than $70 million to support opening 80 new public schools, primarily charters. For nearly a decade, she focused on bringing quality public schools to communities of high need and advocating for school choice. Through her prior corporate experience she has gained experience in sales, marketing and business development.

Independent, Public

2022 PROXY STATEMENT	CME GROUP	27

ITEM ONE	TABLE OF CONTENTS

Deborah J. Lucas
	AGE: 63	DIRECTOR SINCE: 2018	COMMITTEES: AC, FC, MROC

Ms. Lucas has served as the Sloan Distinguished Professor of Finance at the MIT Sloan School of Management since 2011 and as the Director of the MIT Golub Center for Finance and Policy from 2012. Her current research focuses on government financial institutions and financial policy, and she teaches courses on futures and options, and fixed income securities and derivatives. She serves on an advisory board for the Urban Institute. She is a trustee of the NBER pension plans, an associate editor for several academic journals, and a member of the Shadow Open Market Committee and the Financial Economics Roundtable. Previous appointments include assistant and associate director at the Congressional Budget Office; professor at Northwestern University’s Kellogg School; chief economist at the Congressional Budget Office, and senior staff economist at the Council of Economic Advisers. She has been an independent director on several corporate and non-profit boards, including the Federal Home Loan Bank of Chicago.
Ms. Lucas brings her tenured career as a leading business school academic and an innovative leader in the public sector. Her current research focuses on applying the principles of financial economics to evaluating the costs and risks of governments’ financial investments and activities. Her academic publications cover a wide range of topics, including the effect of idiosyncratic risk on asset prices and portfolio choice, dynamic models of corporate finance, financial institutions, monetary economics and valuation of government guarantees. She held several top leadership roles at the Congressional Budget Office, and developed strategies for the analysis of the costs and risks of federal credit and guarantee activities. She has testified before the U.S. Congress on Fannie Mae and Freddie Mac, student loans, and strategically important financial institutions.

Independent, Public

28	CME GROUP	2022 PROXY STATEMENT

TABLE OF CONTENTS	ITEM ONE

Terry L. Savage
	AGE: 77	DIRECTOR SINCE: 2003	COMMITTEES: AC, CC, EC

Ms. Savage started her career as a stockbroker and became a founding member of—and the first woman trader on—the Chicago Board Options Exchange. Ms. Savage is a nationally syndicated financial columnist, author and President of Terry Savage Productions, Ltd., which provides speeches, columns and videos on personal finance for corporate and association meetings, publications and national television programs and networks. Ms. Savage is a registered investment advisor and commodity trading advisor. She was a member of CME from 1975 to 1980.
Ms. Savage is a nationally known expert on personal finance and is a regular TV and radio investment and financial markets commentator. She is the nationally syndicated Tribune Content Agency personal finance columnist and author of four bestselling books, including The Savage Truth on Money. She has won numerous awards, including the National Press Club Award, and received two Emmys for her television work. Her career as a financial journalist includes consulting and speaking to employees of major U.S. corporations. In addition to major banks and mutual fund companies, her clients have included Visa, Allstate, Wal-Mart and Checkfree, which includes counseling on the benefits of online banking and bill payment, and evaluating the safeguards of those technologies. She has been active in reporting on and advising consumers about the dangers of identity theft, written syndicated columns, worked with the Identity Theft Resource Center, and blogged for the Huffington Post on the topic of identity theft, and the protections that should be taken by consumers. She manages her own website, www.TerrySavage.com, where she posts her column, advises on financial resources, and answers personal finance questions, many of which revolve around use of technology and identity protection. In her columns and media commentaries on the recent massive identity theft related to unemployment benefits, she has worked with the IRS and the FBI to expose the danger and provide resources to affected individuals.

Independent, Public

2022 PROXY STATEMENT	CME GROUP	29

ITEM ONE	TABLE OF CONTENTS

Rahael Seifu
	AGE: 40	DIRECTOR SINCE: 2020	COMMITTEES: FC, MROC

Ms. Seifu is a Senior Counsel at Google LLC where she has served as a product and commercial counsel since 2014, acted as the first Chief of Staff for the Legal Department, and currently manages a team of lawyers supporting Google's internal business functions, corporate engineering teams, and Alphabet Inc. Prior to joining Google, Ms. Seifu was a Corporate Associate at Morrison & Foerster LLP from 2013 to 2014, where she focused on mergers and acquisitions and provided corporate governance guidance for public company boards and special committees. Ms. Seifu worked from 2008 to 2013 as a Corporate Associate at Davis Polk & Wardwell LLP where she focused on mergers and acquisitions, investments, and various other corporate transactions. She also advised clients on regulatory compliance, securities law reporting, and corporate governance matters. Immediately following graduation from Yale Law School, Ms. Seifu served as a law clerk to the Honorable George B. Daniels of the Southern District of New York.
Among Ms. Seifu’s responsibilities at Google is serving as lead counsel to Google’s Chief Information Officer and her organization. In that capacity, she regularly works on privacy and security matters, including matters related to Google’s systems, assessments of vendor systems and implementation of controls to minimize security and privacy risks. She also advises a number of other internal teams on technology matters relating to systems safeguards, including mitigating risk related to new system integrations, access controls and contractual and procedural requirements designed to ensure third party compliance with Google’s security standards. Additionally, in her previous role as the first Chief of Staff for the Google Legal Department, Ms. Seifu was responsible for driving strategy for the global organization and establishing processes to effectively manage the legal team.

Independent, Public

Photo Not Available	William R. Shepard
	AGE: 75	DIRECTOR SINCE: 1997	COMMITTEES: RC, CHOC

Mr. Shepard has been a member of CME for more than 45 years. Previously, he served as our Second Vice Chairman from 2002 to 2007. Mr. Shepard is founder and President of Shepard International, Inc., a futures commission merchant.
Mr. Shepard brings to the board his experience as a long-time market participant. He is the founder of a futures commission merchant and was an investor in one of our largest clearing firms. It was this experience that led the board to appoint him to serve as the initial Chairperson of our newest board committee, the clearing house oversight committee. This committee is designed to support the oversight of the risk management activities and the senior management of the Clearing House, including oversight with respect to the effectiveness of the risk management program, and plays an important role in supporting the board’s oversight responsibilities. Mr. Shepard served as its Chair from 2016 to August 2021. He now serves as a Co-Chair of our clearing house risk committee and a member of our interest rate swaps risk committee.

Independent

30	CME GROUP	2022 PROXY STATEMENT

TABLE OF CONTENTS	ITEM ONE

Howard J. Siegel
	AGE: 65	DIRECTOR SINCE: 2000	COMMITTEES: CHOC, EC, RC

Mr. Siegel has been a member of CME since 1977. In 1978, Mr. Siegel began his trading career at Moccatta Metals in their Class B arbitrage operations and served as an order filler until 1980. From there, he went on to fill orders and trade cattle from 1980 until 1982. At that time, Mr. Siegel became a partner and an officer in a futures commission merchant that cleared at CME until selling his ownership interest in 1990. For more than 30 years, Mr. Siegel has been an independent trader on our CME exchange. He continues to actively trade electronically in our agricultural product suite. Mr. Siegel is the Secretary and Treasurer of the CME Group Foundation. Mr. Siegel chairs our clearing house oversight committee.
In addition to his background as a market participant, Mr. Siegel brings to the board his valuable experience from his long-time service as a former co-chair of our clearing house risk committee. This committee on which Mr. Siegel held a leadership position from 2004 to August 2021 includes key representation from our clearing firm community. Mr. Siegel’s long-time involvement as co-chair has fostered important relationships with our trading community and our Clearing House management and has greatly expanded his knowledge of our financial safeguards resources. Mr. Siegel now serves as the Chair of our clearing house oversight committee.

Independent

2022 PROXY STATEMENT	CME GROUP	31

ITEM ONE	TABLE OF CONTENTS

Dennis A. Suskind
	AGE: 79	DIRECTOR SINCE: 2008	COMMITTEES: AC, EC, MROC, NGC, RC

Mr. Suskind is a retired General Partner of Goldman Sachs & Co. He was an Executive Vice President at J. Aron and Company prior to its acquisition by Goldman Sachs in 1980. He joined J. Aron in 1961. During his tenure in trading, Mr. Suskind served as Vice Chairman of NYMEX, Vice Chairman of COMEX, a member of the board of the Futures Industry Association, a member of the board of International Precious Metals Institute, and a member of the boards of the Gold and Silver Institutes in Washington, DC. Mr. Suskind previously served on the board of NYMEX Holdings, Inc. until our merger in 2008.
As a retired General Partner of Goldman Sachs, Mr. Suskind brings invaluable experience as a leader in the international metals derivatives business. While he was at Goldman Sachs, he led a team responsible for educating producers and consumers on the benefits of using futures as their pricing medium. Under his leadership, Goldman Sachs worked closely with the CFTC on developing hedging exemptions and went on to build the industry's largest precious metal arbitrage business. He is a recipient of a distinguished achievement award from the International Precious Metals Institute and was inducted into the Futures Industry Association Hall of Fame in 2005. Mr. Suskind has served as Chair of our risk committee since its inception in 2014 and brings with him his risk management experience from his role at Goldman Sachs and from his service as Vice Chairman of the Board of Bridge Bancorp, Inc. (now Dime Community Bancshares, Inc. following its merger), where he chaired the risk, compensation and governance committees. Through his external public company directorships, he also has gained experience in corporate governance practices.

Independent, Public

Public Directorships: Dime Community Bancshares, Inc.(formerly Bridge Bancorp, Inc.) Previous Public Directorships: Liquid Holdings Group, Inc. Navistar International Corporation Stem Holdings Inc.

32	CME GROUP	2022 PROXY STATEMENT

TABLE OF CONTENTS	ITEM ONE

Corporate Governance

CME Group is committed to good corporate governance. By aligning our governance approach with best practices, our company is able to strengthen board and management accountability, promote long-term shareholder value and sustain continued success.
The board of directors has established corporate governance principles, which provide a framework for our effective governance. Our nominating and governance committee regularly reviews trends and best practices in corporate governance. The Corporate Secretary Office advises our board of directors and management in an effort to strengthen existing governance practices and develop new policies that make us a better company. Below is an overview of the company's governance highlights and materials.
Governance highlights
•Annual election of directors
•Majority voting for Equity directors
•Proxy access bylaw provision for Equity director positions
•Commitment to the inclusion of qualified diverse candidates in any searches for Equity director nominees
•Confidential shareholder voting
•Quarterly executive sessions of independent directors
•Enhanced board and committee evaluations, including individual director performance
•Active risk oversight by the full board, the risk committee and other committees with oversight responsibilities based on areas of focus and expertise
•Independent Lead Director
•All directors are nominated by our nominating and governance committee to ensure that the composition and experience of the board reflects the skills and attributes needed to run our complex global organization
•Policy restricting the pledging of shares of our Class A common stock by our executive officers and directors
•Orientation for newly elected board members
Corporate governance and compliance materials
You can access the following governance materials by visiting http://investor.cmegroup.com under "Corporate Governance."
•Corporate Governance Principles
•Board of Directors Conflict of Interest Policy
•Board of Directors Code of Ethics
•CME Group Charter
•CME Group Bylaws
•Employee Code of Conduct
•Charters for board committees and our clearing house risk committees
•Confidentiality and Data Protection Policy
•Guide to Conducting Business for Third Parties of CME Group
•Modern Slavery Act Transparency Statement

2022 PROXY STATEMENT	CME GROUP	33

Each of these documents is also available in print upon request made to annualmeeting@cmegroup.com.
Our employee Code of Conduct is applicable to all our employees and consultants, including our Chairman and Chief Executive Officer, our Chief Financial Officer and our other senior financial officers. Our board members are subject to the Board of Directors Code of Ethics. The board or its nominating and governance committee will consider and resolve any question about a potential waiver that arises for a board member or an executive officer of the company. Disclosure of any such waiver will be made as mandated by applicable law and regulation, listing standards and the regulations of the SEC.
Director attendance
The board held six meetings during 2021. In light of the COVID-19 pandemic, two of the meetings were held virtually and four meetings were held in person, with the option to participate remotely. All incumbent directors attended more than 75% of the combined total meetings of the full board and the committees on which he or she served during 2021.
We strongly encourage, but do not require, our directors to attend the annual meeting. In 2021, our annual meeting was held virtually. All of our board members virtually attended the meeting.
Director independence
The experience and diversity of our directors has been, and continues to be, critical to our success. Our corporate governance principles require that the board be composed of at least a majority of independent directors. Additionally, in accordance with applicable listing standards, the members of our audit, compensation, and nominating and governance committees must be independent. For a director to be considered independent, the board must affirmatively determine that the director has no direct or indirect material relationship with CME Group. The board has adopted categorical independence standards, which are attached to this proxy statement as Appendix A, to assist it in making its determinations regarding independence. These standards conform to and exceed the independence criteria specified in the listing standards of Nasdaq. They specify the criteria by which the independence of our directors will be determined, including relationships and transactions between each director, director nominee, any member of his or her immediate family, his or her affiliates, charitable organizations with which he or she is affiliated, and us.
The board believes all of its non-executive directors act independently of, and effectively monitor and oversee the actions of, management. Based on our categorical independence standards, at its meeting held in February 2022, the nominating and governance committee made a preliminary assessment of the independence of the directors and director nominees and based on such assessment made a recommendation to our board regarding their independence. Some of our directors are members of our exchanges, which provides them with access to our markets, lower trading fees, the ability to vote on certain matters relating to the operation of our open outcry markets and, for members of CME, the ability to elect six of our directors. Directors who are members of our exchanges may make payments directly to us or indirectly to us through our clearing firms in connection with their trading activity on an exchange. Such directors also may be customers of our cash markets. To ensure that such payments did not exceed the monetary thresholds set forth in the listing standards of Nasdaq, the nominating and governance committee reviewed the trading activities of the directors and their affiliated clearing firms, relationships with our exchanges and other payment activities as part of its independence determination. The nominating and governance committee and the board noted that all payments relating to trading fees were made in the ordinary course of our business, were on terms consistent with those prevailing at the time for corresponding transactions by similarly situated unrelated third parties and all but one were under the applicable payment thresholds. The board has also adopted a conflict of interest policy to address any potential conflicts that may arise in relation to a board member's participation in our markets.
After considering information provided by our current directors and other nominees in our annual questionnaires, the payments made to us relating to trading activities, as well as additional information gathered by our Corporate Secretary's Office, the nominating and governance committee recommended, and the board determined, that all current directors and the additional nominee for Class B director be classified as independent, except for: (i) Mr. Duffy, based on his employment relationship with CME Group; (ii) Mr. Durkin, based on his prior employment relationship with CME Group; and (iii) Mr. Dennis, based on the amount of payments made to us by his employer, ABN AMRO, which exceeded 5% of our consolidated gross revenues. Mr. Durkin will continue to be classified as non-independent until he has passed the three-year look back period.
To avoid any appearance of a conflict of interest or impairment to her independence, Ms. Lockett elected to significantly decrease the final installment of the three-year grant from the CME Group Foundation to LEAP Innovations. We note that such three-year grant was approved by the board of the CME Group Foundation prior to Ms. Lockett joining the board of CME Group. With such reduction, the amount of the award in 2021 is no longer considered a related party transaction with the company. The CME Group Foundation

34	CME GROUP	2022 PROXY STATEMENT

TABLE OF CONTENTS	CORPORATE GOVERNANCE
has no intention of making future grants to LEAP innovations during the time Ms. Lockett serves on the board. The board continues to believe that the three-year grant does not impact Ms. Lockett’s independence.
Public directors
As the parent company of four self-regulatory organizations, we are required to ensure we meet the core principles of the CFTC which, among other things, require that we have processes and procedures to address potential conflicts of interest that may arise in connection with the operation of our exchanges. Significant representation of individuals who do not have relationships with our exchanges, referred to as “public directors” in the CFTC regulations, play an important role in our processes to address potential conflicts of interest. The board has assessed which directors would be considered public directors based upon their lack of relationship with our exchanges and the industry per the CFTC regulations. The following 11 individuals meet the definition of "public director:"

Timothy S. Bitsberger Dennis H. Chookaszian Ana Dutra Larry G. Gerdes	Daniel R. Glickman Daniel G. Kaye Phyllis M. Lockett Deborah J. Lucas	Terry L. Savage Rahael Seifu Dennis A. Suskind

Additionally, our market regulation oversight committee is composed solely of public directors.
Board leadership structure
Mr. Duffy has served as our Chairman and Chief Executive Officer since 2016. Our board recognizes the importance of a strong independent board leadership and has had an independent Lead Director role in place since 2013. In addition to the independent Lead Director, more than a majority of our board members are considered independent. Mr. Glickman has served as our independent Lead Director since 2020. The independent Lead Director is appointed by the board based on the recommendation of the nominating and governance committee for a one-year term. CME Group's corporate governance principles outline the following responsibilities for the independent Lead Director:
•Presides at meetings of the board if the Chairman is unavailable and at executive sessions of the board’s independent directors;
•Presides at the board’s annual evaluation of the Chairman’s achievement of his goals and objectives;
•Communicates to the Chairman the results of meetings at which he presides;
•Receives direct communications from directors and/or shareholders in cases where the Chairman is unavailable or where direct communication with the Chairman may not be appropriate;
•Confers with the Chairman, in the Chairman’s discretion, in regard to board agendas, scheduling and information distribution;
•Has the authority to call a special meeting of the board in accordance with our bylaws;
•Serves as a member of the nominating and governance committee; and
•In the event of the incapacity or death of the individual serving as Chairman and Chief Executive Officer, the Lead Director shall act as Chairman of the board on an interim basis until otherwise approved by the board.
Our governance documents provide the board with the flexibility to select the appropriate leadership structure for CME Group. In making leadership determinations, the board considers many factors, including the specific needs of the business and what is in the best interests of our shareholders. A combined Chairman and Chief Executive Officer position provides us with a single leader who communicates the company's business and strategy to our shareholders, customers, employees, regulators and the public. The board believes its current leadership structure allows it to effectively operate, represent the rights of our shareholders and create long-term value and provides a well-functioning and effective balance between strong management leadership and appropriate safeguards and oversight by an independent Lead Director and non-employee board members. The board reserves the right to make changes to its governance structure in the future as it deems appropriate.

2022 PROXY STATEMENT	CME GROUP	35

CORPORATE GOVERNANCE	TABLE OF CONTENTS
Board's role in risk oversight
While senior management has primary responsibility for managing the company’s risk on a day-to-day basis, the board has responsibility for overseeing our risk management activities and the overall programs designed to identify, assess, manage and monitor risks and opportunities as evaluated through our Enterprise Risk Management (ERM) program to confirm they are reasonable and appropriate and that they align with the company's mission, vision and values. The board oversees the business of the company, including the risk management activities and results, with the goal of serving the long-term interests of our shareholders. The board has an active role, as a whole and also at the committee level, in overseeing management of our risks, with its focus on the particular risks facing the company.
Our business exposes us to risks that we organize under six key categories: clearing house, compliance, financial, operational, reputational and strategic & commercial. Our ERM program promotes and facilitates the evolution and alignment of consistent and transparent risk management practices at CME Group. Through the ERM program, we provide a comprehensive review of our risk management practices and endeavor, in an ongoing manner, to provide assurances that the enterprise risks are identified, assessed, measured, prioritized and reported by management responsible for the respective risks.
The risk committee is primarily responsible for reviewing, assessing and providing oversight of our risk management practices with respect to those risks enumerated in its charter and assisting the board in its oversight of the effectiveness of our policies and processes to identify, manage and plan for risks. The risk committee approves the ERM framework, the risk universe and reviews and recommends to the board the various levels of acceptable appetite for managing key risks associated with the company’s business and strategy.
Our universe of risks and our associated responses are reported to the board and senior management on a quarterly basis, along with updates on any developments that could affect our risk profile or other aspects of our business. Risk management and mitigation is ongoing, and the importance assigned to identified risks can change and new risks can emerge during the year as the company develops and implements its strategy.
In addition to quarterly enterprise risk reports, the risk committee also receives specific quarterly reports on the control functions relating to global information security (including cyber risks), compliance and ethics (including our third-party risk management program and data privacy program) and business continuity management.
The board also assigns oversight of risks to other committees, such as the clearing house risk oversight, market regulation oversight, audit, finance and compensation committees. This structure is designed to increase the effectiveness of our board’s oversight by taking into account the background and experience of the members on various board committees, including their interactions with management. Each committee reports on its activities to the full board. The appendix to the charter of the risk committee provides additional detail on the allocation of risk oversight responsibilities to the various committees. The charter for the risk committee is available on our website.
Our ultimate objective is to help preserve and protect our enterprise value and to help increase the likelihood of achieving our objectives while managing risks appropriately to maintain and enhance our reputation. In doing so, the board understands it may not be practicable or cost-effective to eliminate or mitigate certain risks, that it may be necessary to accept certain risks to achieve our goals and objectives and that the processes, procedures and controls employed to address certain risks may be limited in their design of their effectiveness.
Executive sessions
Our corporate governance principles require our independent directors to meet in executive session (without management and non-independent directors) on a quarterly basis. These sessions are chaired by the independent Lead Director. The chair of the executive session may, at his discretion, invite our Chairman and Chief Executive Officer, other non-independent directors or other members of management to participate in a portion of such executive session, as appropriate.
Annual assessment of board, committee and individual director performance
Our board is committed to annual evaluations of itself, its committees and its directors to review its own performance, structure and processes in order to assess how effectively it is functioning. The assessment is implemented and administered by the nominating and governance committee. From time to time, including most recently in 2021, the evaluation process has been enhanced with the addition of individual director interviews conducted by the Lead Director to supplement a written evaluation. Additionally, all of our committees conduct an annual written self-assessment.

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TABLE OF CONTENTS	CORPORATE GOVERNANCE
Director orientation and continuing education
All new directors participate in a comprehensive director orientation process to ensure a general working knowledge of our company and a successful integration onto the board of CME Group. They are provided materials that include historical company documents, a full year of board materials, financials, leadership bios, board administrative guidelines and other relevant information. Our key business leaders meet with the new board members to provide an overview of their areas.
CME Group encourages director participation in continuing education programs and facilitates memberships with leading corporate governance organizations and periodicals.
Reporting concerns to the audit committee
Our audit committee has adopted procedures for the receipt of complaints relating to accounting, internal control over financial reporting and auditing matters. Such concerns may be made anonymously through our independent helpline provider where permitted by local law and any allegations relating to financial matters are automatically referred to the chairperson of the audit committee and will be handled in accordance with the adopted procedures. A copy of the procedures is available on our website.
Contacting the board of directors
Shareholders may contact the board of directors, including the Lead Director, a committee of the board or the independent directors as a group, by using the following address:
CME Group Inc. Attn: Board of Directors c/o Corporate Secretary's Office
20 South Wacker Drive, Chicago, Illinois 60606
Email: directors@cmegroup.com
All communications received will be compiled by the Corporate Secretary's Office and submitted to the nominating and governance committee on a quarterly basis or more frequently as appropriate. Emails received via directors@cmegroup.com are screened for junk commercial email and general solicitations. If a communication does not involve an ordinary business matter as described below and if a particular director is named, the communication will be forwarded to that director.
In order to expedite a response to ordinary business matters, the nominating and governance committee has authorized management to receive, research and respond, if appropriate, on behalf of our directors, including a particular director or its non-executive directors, to any communication regarding a product of an exchange or transactions by a clearing firm or a member of an exchange, referred to as an “ordinary business matter.” Any director may review any such communication or response thereto.
Shareholder engagement
Shareholders who invest in our company and elect the board of directors are entitled to open and meaningful information about our business, strategies, corporate governance and senior management compensation practices so they can make informed decisions and knowledgeably participate in the proxy voting process. The board thoughtfully considers the opinions expressed by shareholders through their votes, periodic meetings and other communications, copies of which are discussed with the nominating and governance committee, and believes that shareholder engagement leads to enhanced governance practices. These engagements may cover governance, compensation and other matters to ensure that management and the board understand and address the issues that are important to our shareholders.
As owners of our company, you are encouraged to contact us through our provided communication channels to provide your feedback. If you have a corporate governance or compensation matter that you would like to discuss with the board or a particular committee, you may send an email to directors@cmegroup.com.

2022 PROXY STATEMENT	CME GROUP	37

CORPORATE GOVERNANCE	TABLE OF CONTENTS
Environmental social governance
At CME Group, we strive for excellence in everything we do, and our learning and efforts to improve never end. The same goes for our progress toward our environmental, social and governance (ESG) goals. We have developed a cohesive and actionable strategic framework that includes evolving and advancing our policies, goals and reporting.
ESG governance
Our executive committee oversees our overall ESG strategy and disclosures and receives updates from management on significant ESG activities and initiatives as an integrated part of our board’s oversight of our global strategy and ERM program. Other committees of our board oversee specific elements of our ESG program, such as our risk committee’s oversight of our compliance, privacy, information security and business continuity programs.
Our ESG Working Group directs the design, development, execution and continuous improvement of our ESG strategy and initiatives. The ESG Working Group is co-led by our Senior Managing Director, General Counsel and Corporate Secretary and our Senior Managing Director, Global Brand Marketing and Communications and includes participation from senior leaders representing key functions across our global organization.
ESG priorities
Commitment to advancing our strategic priorities starts at the top and runs through our entire organization. Our ESG strategy prioritizes the issues that matter most to our business, shareholders, employees and other stakeholders, across four key pillars:

Workforce Empowerment	Corporate Stewardship	Community Commitment	Sustainable Solutions

•Employee Wellness & Well-being •Diversity & Inclusion •Competitive Compensation & Benefits •Career Development & Training •Engaged Employee Resource Groups	•Commitment to Good Corporate Governance •Effective Risk Oversight •Compliance & Ethics Program •Responsible Use of Data, Data Privacy and Cyber Security •Market Integrity and Sustainability	•Matching Gift Program •CME Group Foundation •Paid Volunteer Day •St. Jude Support •Star Scholarships •Futures Fundamentals	•Products & Services Designed for a Sustainable Future •Industry Engagement •Environmental Impacts from Business Operations

To better serve the accelerating global focus on environmental and sustainability concerns and opportunities among our clients, we have created a new Environmental Products Portfolio within our Commodities, Options & International Markets division. This new portfolio captures the full range of existing and planned environmental and sustainability-linked products and will serve as a catalyst for our continued expansion in this rapidly-evolving space. The new portfolio will partner with our dedicated ESG Product Committee in our Research & Product Development Department.
Information on our ESG products and services can be found at: https://www.cmegroup.com/markets/esg.html.

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ESG reporting
To better integrate our longstanding philanthropic, sustainability and corporate responsibility efforts into a more cohesive and actionable strategic framework, we have committed to reporting on our ongoing ESG initiatives. We published our first Corporate Citizenship & Sustainability Report in July 2020 and continue to release updated reports on an annual basis. In response to investor requests, we have committed to reporting under the Sustainability Accounting Standards Board (“SASB”) framework and to publish our EEO-1 data and enhance our disclosure on our lobbying activities in connection with our 2021 Corporate Citizenship & Sustainability Report.
For more information regarding our sustainability practices and to review our annual Corporate Citizenship & Sustainability Reports, including our report for 2021 when issued, please visit: https://www.cmegroup.com/company/corporate-citizenship/esg.html.
Board committees
The responsibilities of each committee composed entirely of board members are summarized in this proxy statement and described in more detail in each committee's written charter. In addition, the board has established clearing house risk committees, which are designed to include key market participants as members. Copies of each committee charter are available on our website.
In the following descriptions, the chairperson is designated with a "C," the independent members are designated with an "I," public directors are identified with a "P," and audit committee financial experts with an "F." Members of the committee are listed as of the date of this proxy statement.
Audit Committee

Daniel G. Kaye (C,I,P,F) Dennis H. Chookaszian (I,P,F) Elizabeth A. Cook (I) Larry G. Gerdes (I,P,F) Deborah J. Lucas (I,P) Terry L. Savage (I,P) Dennis A. Suskind (I,P)
The audit committee is a separately-designated standing committee established in accordance with Section 3(a)(58)(A) of the Exchange Act, and assists the board in fulfilling its oversight responsibilities with respect to the integrity of our financial statements, the qualifications and independence of our independent registered public accounting firm, the performance of our internal audit functions and our external auditors and the effectiveness of our internal control over financial reporting.
The committee performs this function by monitoring our financial reporting process and internal control over financial reporting and by assessing the audit efforts of the external and internal auditors. The committee has ultimate authority and responsibility to appoint, retain, compensate, evaluate, and where appropriate, replace the external auditors.

9 meetings in 2021

2022 PROXY STATEMENT	CME GROUP	39

CORPORATE GOVERNANCE	TABLE OF CONTENTS
Clearing House Oversight Committee

Howard J. Siegel (C,I) Michael G. Dennis Bryan T. Durkin Martin J. Gepsman (I) William W. Hobert (I) William R. Shepard (I) Robert J. Tierney Jr. (I)
The clearing house oversight committee assists the board in providing oversight of the risk management activities and the senior management of the clearing house, including oversight with respect to the effectiveness of the clearing house risk management program.

7 meetings in 2021
Compensation Committee

Terry L. Savage (C,I,P) Timothy S. Bitsberger (I,P) Charles P. Carey (I) Elizabeth A. Cook (I) Ana Dutra (I,P) Daniel R. Glickman (I,P)
The compensation committee assists the board in fulfilling its responsibilities in connection with the compensation of board members and senior management and oversees the compensation programs for our employees. It performs this function by, among other things, establishing and overseeing our compensation programs, approving compensation for our executive officers, recommending to the board the compensation of board members who do not serve as our officers, overseeing the administration of our equity award plans and approving the filing of the Compensation Discussion and Analysis section, in accordance with applicable rules and regulations of the SEC, in our proxy statements.

6 meetings in 2021

40	CME GROUP	2022 PROXY STATEMENT

TABLE OF CONTENTS	CORPORATE GOVERNANCE
Executive Committee

Terrence A. Duffy (C)
Timothy S. Bitsberger (I,P)
Charles P. Carey (I)
Larry G. Gerdes (I,P,F)
Daniel R. Glickman (I,P)
Daniel G. Kaye (I,P,F)
Terry L. Savage (I,P)
Howard J. Siegel (I)
Dennis A. Suskind (I,P)

The executive committee exercises the authority of the board when the board is not in session, except in cases where action of the entire board is required by our articles of incorporation, bylaws or applicable law. The committee may also review and provide counsel to management regarding material policies, plans or proposals prior to submission of such items to the board. The committee also oversees our ESG matters. The composition of this committee is the Chairman and Chief Executive Officer and the other individuals who chair our board committees and the CME Group Foundation.

3 meetings in 2021
Finance Committee

Larry G. Gerdes (C,I,P,F) Charles P. Carey (I) Dennis H. Chookaszian (I,P,F) Michael G. Dennis Deborah J. Lucas (I,P) Patrick J. Mulchrone (I) Rahael Seifu (I,P)	The finance committee assists the board in fulfilling its oversight responsibilities with respect to our financial policies, strategies, capital structure and annual operating and capital budget.

4 meetings in 2021

2022 PROXY STATEMENT	CME GROUP	41

CORPORATE GOVERNANCE	TABLE OF CONTENTS
Market Regulation Oversight Committee

Timothy S. Bitsberger (C,I,P) Ana Dutra (I,P) Phyllis M. Lockett (I,P) Deborah J. Lucas (I,P) Rahael Seifu (I,P) Dennis A. Suskind (I,P)
The market regulation oversight committee assists the board with its oversight of the operation of our four exchanges that are self-regulatory organizations. The committee provides independent oversight of the policies and programs of such regulatory functions and their senior management and compliance officers to ensure effective administration of our self-regulatory responsibilities.

6 meetings in 2021
Nominating and Governance Committee

Daniel R. Glickman (C,I,P) Martin J. Gepsman (I) Larry G. Gerdes (I,P,F) Phyllis M. Lockett (I,P) Dennis A. Suskind (I,P) Robert J. Tierney Jr. (I)
The primary purposes of the nominating and governance committee are to (i) identify individuals qualified to become Equity directors, consistent with the criteria established by the board, and to recommend such nominees for election; (ii) identify and consider individuals qualified to become Class B directors; (iii) oversee the company’s policies, procedures and practices in the area of corporate governance, including its corporate governance principles; (iv) recommend and oversee the evaluation process utilized by the board to evaluate its performance as well as the performance of its committees and individual directors; and (v) oversee succession planning for the company’s senior management, including its Chairman and Chief Executive Officer.

8 meetings in 2021

42	CME GROUP	2022 PROXY STATEMENT

TABLE OF CONTENTS	CORPORATE GOVERNANCE
Risk Committee

Dennis A. Suskind (C,I,P) Timothy S. Bitsberger (I,P) Ana Dutra (I,P) Daniel G. Kaye (I,P,F) Phyllis M. Lockett (I,P) Patrick W. Maloney (I) William R. Shepard (I) Howard J. Siegel (I)
The risk committee assists the board in reviewing, assessing and providing oversight of the company's risk management practices in its oversight of the effectiveness of the company's policies and processes to identify, manage and plan for its clearing house, compliance, financial, operational, reputational and strategic risks as described in more detail on page 37.

6 meetings in 2021

2022 PROXY STATEMENT	CME GROUP	43

CORPORATE GOVERNANCE	TABLE OF CONTENTS

ITEM TWO
Ratification of the Appointment of Ernst
& Young LLP as our Independent Registered Public Accounting Firm for 2022

The audit committee has appointed Ernst & Young as CME Group’s independent registered public accounting firm for 2022. We are not required to have the shareholders ratify the selection of Ernst & Young as our independent auditor. We nonetheless are doing so because we believe it is a matter of good corporate practice. If the shareholders do not ratify the selection, the audit committee will reconsider whether or not to retain Ernst & Young, but may choose to retain such independent auditor. Even if the selection is ratified, the audit committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interest of CME Group and its shareholders. Representatives of Ernst & Young will be present at the 2022 virtual annual meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions by shareholders. In connection with the audit of our 2021 financial statements, we entered into an engagement letter with Ernst & Young, which sets forth the terms by which Ernst & Young would perform audit services for us and which did not include any limitations of liability for punitive damages. We expect to enter into a similar engagement letter with Ernst & Young for 2022.
Ernst & Young has served as the company's auditor since 2002. In accordance with its charter, the audit committee considers annually whether there should be a rotation of the independent auditor. In determining whether to continue the retention of Ernst & Young as our independent auditor, the audit committee considers factors such as:
•Ernst & Young's independence and objectivity;
•Ernst & Young's and the lead engagement partner's capability and expertise in handling the breadth and complexity of our business; and
•historical and recent performance of Ernst & Young, including the extent and quality of communications with members of the audit committee.
BOARD RECOMMENDATION Our board recommends that you vote "FOR" the ratification of the appointment of Ernst & Young as our independent registered public accounting firm for 2022.

You are being asked to vote on the ratification of the appointment of Ernst & Young to serve as our independent registered public accounting firm for 2022. Ernst & Young served as our independent accounting firm for 2021.

The audit committee is involved in the selection of Ernst & Young's lead engagement partner and ensures that the lead partner's engagement is limited to no more than five consecutive years, in accordance with SEC rules. The current Ernst & Young engagement partner was designated commencing with the 2020 audit and is eligible to serve in that capacity through the end of the 2024 audit.
The audit committee has determined that it is in the best interest of the company and its shareholders to continue the engagement with Ernst & Young and recommends that shareholders ratify the appointment.

44	CME GROUP	2022 PROXY STATEMENT

The audit committee has pre-approval processes for non-audit services
The audit committee is responsible for the appointment, retention, compensation and oversight of our independent registered public accounting firm. The audit committee has adopted policies and procedures for pre-approving all services (audit and non-audit) performed by our independent registered public accounting firm. In accordance with such policies and procedures, the audit committee is required to pre-approve all audit and non-audit services to be performed by the independent registered public accounting firm in order to ensure that the provision of such services is in accordance with the rules and regulations of the SEC and does not impair the registered public accounting firm’s independence. Under the policy, pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. In addition, the audit committee may pre-approve additional services on a case-by-case basis. The audit committee has delegated specific pre-approval to the chairperson of the audit committee, provided the estimated fee of the proposed service does not exceed $100,000. The chairperson also has the authority to approve any actual or expected cost overruns relating to any pre-approved services, provided the additional fees do not exceed $100,000.
The chairperson must report any decisions made pursuant to these delegations to the audit committee at its next scheduled meeting. Periodically, but not less than quarterly, our controller provides the audit committee with a report of audit and non-audit services provided and expected to be provided by the independent registered public accounting firm. A copy of our audit and non-audit services policy is available on our website.
Principal accountant fees and services
Fees paid to Ernst & Young for each of the last two fiscal years are listed in the following table.

Service Provided	2021	2020

Audit [1]	$7,305,791	$8,167,509
Audit-Related Fees [2]	$—	$—
Tax Fees [3]	$36,869	$270,372
All Other Fees [4]	$—	$—
Total	$7,342,660	$8,437,881
1Fees for professional services rendered for the integrated audit of the consolidated financial statements of CME Group and, as required, audits of various domestic and international subsidiaries and other agreed-upon procedures. The reduction in audit fees for fiscal year 2021 from 2020 was primarily a result of the efficiencies gained from the ongoing integration of NEX.
2Fees for assurance and related services, including consultation on accounting and internal control matters, financial compliance reports and agreed-upon procedures not required by regulation.
3Fees for services rendered for tax return preparation, tax advice and other international, federal and state projects. In 2021 and 2020, tax compliance and preparation fees were $29,700 and $12,500, respectively.
4Fees for services not included in the foregoing categories.
The audit committee has considered whether the provision of non-audit services is compatible with maintaining the registered public accounting firm’s independence. All of the projects included in the foregoing fee table were pre-approved by the audit committee in accordance with our audit and non-audit services policy.
Audit committee financial experts
The board has determined that Messrs. Chookaszian, Gerdes and Kaye each meet the SEC’s definition of an audit committee financial expert.
Required vote
This item must receive a “FOR” vote from the holders of a majority of the shares of our Class A and Class B common stock present at the meeting, either virtually or represented by proxy, and entitled to vote on this matter at the annual meeting, voting together as a single class, to ratify the appointment.

2022 PROXY STATEMENT	CME GROUP	45

ITEM TWO	TABLE OF CONTENTS
Report of the Audit Committee
ROLES AND RESPONSIBILITIES. The audit committee reviews CME Group's financial reporting process on behalf of the board. Management has the primary responsibility for establishing and maintaining adequate internal financial controls, for preparing the financial statements and for the public reporting process. Ernst & Young, our company's independent registered public accounting firm for 2021, is responsible for expressing opinions on the conformity of the company's audited financial statements with generally accepted accounting principles and on the company's internal control over financial reporting. A copy of the audit committee charter, which has been adopted by our board of directors and further describes the role of the audit committee in overseeing our financial reporting process, is on our website under "Investor Relations — Corporate Governance — Board Committees."
REQUIRED DISCLOSURES AND DISCUSSION. The audit committee has reviewed and discussed with management and Ernst & Young the audited financial statements for the year ended December 31, 2021 and Ernst & Young's evaluation of the company's internal control over financial reporting. The committee has also discussed with Ernst & Young the matters that are required to be discussed under the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the SEC. Ernst & Young has provided to the committee the written disclosures and the PCAOB-required letter regarding its communications with the audit committee concerning independence, and the committee has discussed with Ernst & Young that firm's independence. The committee has concluded that Ernst & Young's provision of audit and non-audit services to CME Group is compatible with Ernst & Young's independence. The audit committee regularly meets with the independent auditor, both in regular session and in executive session, to discuss our financial reporting processes, internal controls, required communications to the audit committee, the critical audit matters arising from the current period audit of the financial statements, fraud risks and any other matters that the committee or the independent auditor deem appropriate.
AUDIT COMMITTEE RECOMMENDS INCLUDING THE FINANCIAL STATEMENTS IN THE ANNUAL REPORT. Based on the review and discussions referred to above, the audit committee recommended to the board that the audited financial statements for the year ended December 31, 2021 be included in our 2021 Annual Report on Form 10-K for filing with the SEC. This report is provided by the following independent directors, who currently comprise the audit committee:

The audit committee
Daniel G. Kaye, Chairperson
Dennis H. Chookaszian
Elizabeth A. Cook
Larry G. Gerdes
Deborah J. Lucas
Terry L. Savage
Dennis A. Suskind

46	CME GROUP	2022 PROXY STATEMENT

ITEM THREE
Advisory Vote on the Compensation
of our Named Executive Officers

Factors to consider
The board and the compensation committee are committed to sound governance practices and recognize the interest our shareholders have expressed in CME Group’s executive compensation program. As part of that commitment, and pursuant to Section 14A of the Exchange Act, our shareholders are being asked to approve an advisory resolution on the compensation of the named executive officers, as reported in this proxy statement.
This proposal, commonly known as the “say-on-pay” proposal, gives you the opportunity to endorse our 2021 executive compensation program and policies for the named executive officers through a vote “FOR” the approval of the following resolution:
RESOLVED, that the shareholders of CME Group approve, on an advisory basis, the compensation of CME Group’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC in the proxy statement for the CME Group 2022 annual shareholders meeting (which disclosure includes the Compensation Discussion and Analysis, the Executive Compensation tables and any related material).
We currently hold our advisory "say-on-pay" proposal every year. This vote is not intended to address any specific item of compensation, but rather our overall compensation policies and procedures relating to the named executive officers. Accordingly, your vote will not directly affect or otherwise limit any existing compensation or award arrangement of any of the named executive officers. Because your vote is advisory, it will not be binding on the board. The board and the compensation committee, however, will take into account the outcome of the “say-on-pay” vote when considering future compensation arrangements.
Required vote
This item must receive a “FOR” vote from the holders of a majority of the shares of our Class A and Class B common stock present at the meeting, either virtually or represented by proxy, and entitled to vote on this matter at the annual meeting, voting together as a single class, to be approved.
BOARD RECOMMENDATION Our board recommends that shareholders vote "FOR" the advisory proposal on the compensation of our named executive officers.

You are being asked to vote on a non-binding advisory proposal on our executive compensation program for our named executive officers, as described in our Compensation Discussion and Analysis beginning on page 69 and Executive Compensation tables beginning on page 87.

2022 PROXY STATEMENT	CME GROUP	47

ITEM FOUR
Approval of the Amended and Restated
CME Group Inc. Omnibus Stock Plan (Omnibus Stock Plan)

This summary does not contain all of the information that may be important to you. A copy of the complete text of the Omnibus Stock Plan as it is proposed to be amended and restated is included in Appendix B to the proxy statement, and the following description is qualified in its entirety by reference to the text of the plan. You are urged to read the Omnibus Stock Plan as it is proposed to be amended and restated in its entirety.
Factors to consider
KEY COMPONENT OF COMPENSATION. We believe that our long-term success and the continued growth of shareholder value depends on our ability to attract, retain and motivate our employees. As a result, equity-based incentive awards are a significant component of our compensation program. We believe that it is important to ensure that our performance goals and compensation incentives continue to be aligned with the interests of our shareholders through the operation of our equity program and the granting of long-term incentives.
BROAD-BASED PROGRAM. We have in place a broad-based equity award program and make grants to our employees under our Omnibus Stock Plan. In 2021, approximately 60% of our eligible employee population received an equity award.
HISTORICAL GRANT INFORMATION. We currently have authorization to issue under the Omnibus Stock Plan up to 40,229,875 shares, of which 15,085,724 remained available for future grants as of December 31, 2021. While the use of equity is an important part of our compensation program, we are mindful of our responsibility to our shareholders in granting equity awards. As part of this proposal, we are not seeking to increase the number of shares authorized under the plan.
EQUITY PLAN METRICS. Our overhang, calculated by dividing the number of shares subject to outstanding awards under our Omnibus Stock Plan and Director Stock Plan by the number of common shares outstanding was approximately 0.2% as of December 31, 2021. Our total overhang, calculated by dividing the number of shares subject to outstanding awards plus shares available for grant under our Omnibus Stock Plan and Director Stock Plan by the number of common shares outstanding was approximately 4.5% as of December 31, 2021. As a point of reference, the median overhang and total overhang for companies in our peer group based on 2020 data were 2.2% and 9.2%, respectively (See page 75 for companies in our peer group).
BOARD RECOMMENDATION Our board recommends that shareholders vote "FOR" the approval of the amendment and restatement of the Omnibus Stock Plan.

You are being asked to vote on a proposal to approve an amendment and restatement of our Omnibus Stock Plan primarily to extend its expiration to May 4, 2032.

48	CME GROUP	2022 PROXY STATEMENT

Shares granted under our Omnibus Stock Plan and Director Stock Plan as a percentage of our common shares outstanding, referred to as our burn rate, was:

Year	Burn Rate

2021	0.10%
2020	0.13%
2019	0.12%

Summary of key amendments
EXTENSION OF THE TERM. We propose extending the term of the plan so awards can continue to be made under the plan until May 4, 2032.
Shareholder-protective and other key provisions of the plan
This description of the Omnibus Stock Plan is qualified in its entirety by reference to the text of the amended and restated plan set forth in Appendix B.
NO STOCK OPTION REPRICING/EXCHANGE. The Omnibus Stock Plan does not permit the repricing of options or the exchange of underwater options for cash or other awards without shareholder approval.
NO DISCOUNTED AWARDS. Awards having an exercise price cannot be granted with an exercise price less than the fair market value on the date of grant.
NO EVERGREEN PROVISION. There is no “evergreen” feature pursuant to which the shares authorized for issuance under the plan can be automatically replenished.
MATERIAL AMENDMENTS REQUIRE SHAREHOLDER APPROVAL. Material changes, including increasing the number of authorized shares, changes to the restrictions on repricing and the pricing of options below market value, require shareholder approval.
SHARES RESERVED UNDER THE PLAN. The number of shares of common stock that may be issued or awarded under the plan shall not exceed 40,229,875 shares, subject to adjustment in the event of future stock dividends, stock splits, combination of shares, recapitalizations or other changes in the outstanding common stock. The shares issuable under the plan may be drawn from either authorized but previously unissued shares of common stock or from reacquired shares of common stock. We are not seeking to increase the number of shares authorized under the plan.
ADMINISTERED BY AN INDEPENDENT COMMITTEE. The plan is administered by the compensation committee of the board of directors. The compensation committee has, among other powers, the exclusive power to administer and interpret the plan and to grant awards under the plan. The compensation committee’s authority includes determining the types of awards to be granted and selecting award recipients as a group from among persons eligible to participate in the plan and determining the extent of their participation. Under certain circumstances, the compensation committee may delegate some aspects of its authority to one or more board members or officers of CME Group.
AWARDS UNDER THE PLAN
Stock Options. The compensation committee may grant options qualifying as incentive stock options under the Internal Revenue Code of 1986, as amended (Code) and/or non-qualified stock options.
Stock Appreciation Rights (SARs). SARs generally allow the grantee to realize the appreciation in the shares of our Class A common stock subject to the grant over the life of the award. The compensation committee may grant SARs either independently or in conjunction with an award of a stock option which may only be exercised at such times and to the extent the related stock option is

2022 PROXY STATEMENT	CME GROUP	49

ITEM FOUR	TABLE OF CONTENTS
exercisable. The term, exercisability and other provisions of an SAR will be fixed by the compensation committee. Payment of an SAR may be made in cash, shares or a combination of both at the discretion of the compensation committee.
Stock Awards. The compensation committee may also award shares of our Class A common stock either as a restricted share award or as a bonus award that is not subject to restriction. With respect to restricted shares, the compensation committee shall fix the restrictions and the restriction period applicable to each restricted share award. The recipient of a restricted share award will be unable to dispose of the shares prior to the expiration of the restriction period. Unless otherwise determined by the compensation committee, during this period, the recipient will be entitled to vote the shares. Any regular cash dividends on shares subject to time restrictions are accrued and not paid out until vesting. Dividends may not be received by the holder of shares subject to performance goals until the satisfaction of such goals.
Performance Share Awards. The compensation committee may grant performance awards under which payment may be made in shares of our Class A common stock (including restricted shares), a combination of shares and cash or solely in cash. Such awards will be paid if our performance meets certain goals established by the compensation committee during an award period. The compensation committee, in its discretion, will determine the performance goals, the length of an award period and the manner and medium of payment of each performance award. In order to receive payment, a grantee must remain in the employ of CME Group or any of its subsidiaries until the completion of the award period, except that the compensation committee may provide complete or partial exceptions to that requirement as it deems equitable.
Restricted Stock Unit and Performance Stock Unit Awards. The compensation committee may grant restricted stock unit or performance stock unit awards with respect to Class A common stock. The committee shall specify the performance metrics and/or restrictions, if any, and whether the awards are to be settled in shares or cash or a combination thereof and may specify if the grantee is entitled to receive, on a deferred basis, dividend equivalent rights. Prior to settlement of a restricted stock unit or performance stock unit award in shares, the grantee shall have no rights as a stockholder of the company with respect to the shares subject to such award.
CHANGE IN CONTROL. Upon a change in control as defined in, and subject to certain limitations under, the plan, all outstanding awards will vest, become immediately exercisable or payable or have all restrictions lifted as may apply to the type of award granted. Performance-based awards vest in the event of a change of control at the greater of (i) actual performance at the time of the change of control or (ii) at the target level.
ELIGIBLE PARTICIPANTS. The compensation committee has the authority to determine which CME Group employees, its subsidiaries and any other entity controlled by the company are eligible to participate in the plan. As of December 31, 2021, we had approximately 3,200 employees who were eligible to receive grants.
TRANSFERABILITY. Unless otherwise determined by the compensation committee, awards under the plan are non-transferable.
TERM OF THE PLAN. The plan was originally adopted in 2000 and will terminate on May 4, 2032, unless terminated earlier by the board of directors. Prior to the amendment and restatement, the plan termination date was June 30, 2022.
CERTAIN AWARD LIMITATIONS. The maximum number of shares which may be made subject to awards granted to any plan participant in any fiscal year is 1,250,000. These limits are subject to adjustment upon corporate transactions and similar events in accordance with the terms of the plan. No more than 1,000,000 shares may be granted under the plan pursuant to incentive stock options.
FEDERAL INCOME TAX CONSEQUENCES. The following is only a brief summary of the effect of U.S. federal income taxation on the award recipient and on us of an equity award under the Omnibus Stock Plan, and this summary does not discuss the income tax laws of any other jurisdiction (such as municipality or state) in which the recipient of the award may reside. This summary is based on the tax laws in effect on the date of this proxy statement. Changes to these laws could alter the tax consequences described below.

Stock Options. The grant of an incentive stock option or a non-qualified stock option will not result in income for the grantee or in a deduction for us. The exercise of a non-qualified stock option will result in ordinary income for the grantee and a deduction for us measured by the difference between the option price and the fair market value of the shares received at the time of exercise. The exercise of an incentive stock option will not result in income for the grantee if the grantee (i) does not dispose of the shares within two years after the date of grant or one year after the transfer of shares upon exercise and (ii) is an employee of us from the date of grant until three months before the exercise date. If these requirements are met, the basis of the shares upon later disposition will be the option price. Any gain will be taxed to the employee as long-term capital gain, and we will not be entitled to a deduction. The

50	CME GROUP	2022 PROXY STATEMENT

TABLE OF CONTENTS	ITEM FOUR
excess of the market value on the exercise date over the option price is an item of tax preference, potentially subject to the alternative minimum tax.
If the grantee disposes of the shares prior to the expiration of either of the holding periods, the grantee will recognize ordinary income, and we will be entitled to a deduction equal to the lesser of the fair market value of the shares on the exercise date minus the option price or the amount realized on disposition minus the option price. Any gain in excess of the ordinary income portion will be taxable as long-term or short-term capital gain.
Restricted Share Awards. The grant of restricted shares should not result in income for the grantee or in a deduction for us for federal income tax purposes, assuming the shares transferred are not transferable and are subject to restrictions resulting in a “substantial risk of forfeiture.” If there are no such restrictions, the grantee will recognize ordinary income upon receipt of the shares. Dividends, if any, paid and received by the grantee while the stock remains subject to restriction will be treated as compensation for federal income tax purposes. At the time the restrictions lapse, the grantee will receive ordinary income, and we will be entitled to a deduction measured by the fair market value of the shares at the time of lapse.
SARs, Performance Awards, Restricted Stock Unit or Performance Share Unit Awards. The grant of a SAR, performance award, restricted stock unit or performance share unit award will not result in income for the grantee or in a deduction for us. Upon the exercise of a SAR or the receipt of shares or cash under a performance award, restricted stock unit award or performance share unit award, the grantee will recognize ordinary income, and we will be entitled to a deduction measured by the fair market value of the shares plus any cash received.
The compensation committee may condition vesting of an award intended to constitute performance-based compensation upon attainment of goals using such criteria as determined by the compensation committee in its discretion.
The board may amend the plan as it deems advisable subject to its terms and the requirements of applicable law and other regulatory requirements, including those imposed by the applicable listing standards.
Estimated equity awards
Awards under the Omnibus Stock Plan are granted at the discretion of the compensation committee. While it is not possible to determine at this time the amount of any awards that may be made under the plan in the future, our annual equity program includes grants to our named executive officers, other executive officers (seven individuals as of December 31, 2021) and other employees below senior management. The following table shows the number of shares and corresponding economic value of equity awards made on September 15, 2021 to these groups:

Name	Economic Value[1]	Performance Shares[2]	Restricted Shares	Restricted Share Units

Terrence A. Duffy	$9,000,354	23,815	23,816	–
John W. Pietrowicz	1,650,377	4,366	4,368	–
Kevin D. Kometer	1,499,776	3,969	3,968	–
Julie Holzrichter	1,499,776	3,969	3,968	–
Sunil K. Cutinho	1,425,325	3,771	3,772	–
Other Executive Officers	7,938,588	20,724	21,288	–
Employees Below Executive Officer [3]	57,740,696	17,535	276,652	11,384

2022 PROXY STATEMENT	CME GROUP	51

ITEM FOUR	TABLE OF CONTENTS
1Economic value was calculated using the number of shares granted multiplied by the closing price on the date of grant of $188.96. The valuation methods used above differ from those used in the Summary Compensation Table.
2Performance shares represent equity awards to senior management which are tied to 2022-2024 total shareholder return relative to the S&P 500. The table above depicts the number of target performance shares granted. Actual shares earned, if any, may range from 50% to 200% of the target shares granted based on actual performance measured over the performance period.
3In 2021, approximately 1,900 employees below the level of executive officer received equity awards.
Required vote
This item must receive a “FOR” vote from the holders of a majority of the shares of our Class A and Class B common stock present at the meeting, either virtually or represented by proxy, and entitled to vote on this matter at the annual meeting, voting together as a single class, to be approved.

52	CME GROUP	2022 PROXY STATEMENT

TABLE OF CONTENTS	ITEM FOUR

ITEM FIVE
Approval of the Amended and Restated
CME Group Inc. Director Stock Plan (Director Stock Plan)

This summary does not contain all of the information that may be important to you. A copy of the complete text of the Director Stock Plan as it is proposed to be amended and restated is included in Appendix C to this proxy statement, and the following description is qualified in its entirety by reference to the text of the plan. You are urged to read the Director Stock Plan as it is proposed to be amended and restated in its entirety.
Factors to consider
KEY COMPONENT OF COMPENSATION. Our non-executive board members are compensated with a combination of cash and equity for their services. We believe that providing our board members with equity serves to align their interests with those of our shareholders. A detailed description of our compensation program for our non-executive board members begins on page 100.
HISTORICAL GRANT INFORMATION. We currently have authorization to issue up to 625,000 shares of Class A common stock under the plan of which 194,480 shares remained available for future grants as of December 31, 2021. In 2021, we granted an aggregate of 13,769 shares to 22 non-executive directors under the plan. Since the adoption of the plan, we have granted an aggregate of 430,520 shares of Class A common stock, all of which were granted to non-executive directors of the CME Group board. While the use of equity is an important part of our compensation program, we are mindful of our responsibility to our shareholders in granting equity awards. As part of this proposal, we are seeking to increase the number of shares authorized under the plan by 100,000.
EQUITY PLAN METRICS. Please see overhang, total overhang and burn rate information provided under ITEM 4, beginning on page 49.
Summary of key amendments
EXTENSION OF THE TERM. We propose extending the term of the plan so awards can continue to be made under the plan until May 4, 2032.
NUMBER OF SHARES AVAILABLE. We propose increasing the number of shares available under the plan from 625,000 to 725,000 so we may continue to operate the plan through its term.
BOARD RECOMMENDATION Our board recommends that shareholders vote "FOR" the approval of the amendment and restatement of the Director Stock Plan.

You are being asked to vote on a proposal to approve an amendment and restatement of our Director Stock Plan to increase the number of available shares from 625,000 to 725,000 and to extend its expiration to May 4, 2032.

2022 PROXY STATEMENT	CME GROUP	53

Shareholder-protective and other key provisions of the plan
NO STOCK OPTION REPRICING/EXCHANGE. The plan does not permit the repricing of options or the exchange of underwater options for cash or other awards without shareholder approval.
NO DISCOUNTED AWARDS. Awards having an exercise price cannot be granted with an exercise price less than the fair market value on the date of grant.
NO EVERGREEN PROVISION. There is no “evergreen” feature pursuant to which the shares authorized for issuance under the plan can be automatically replenished.
MATERIAL AMENDMENTS REQUIRE SHAREHOLDER APPROVAL. Material changes, including increasing the number of authorized shares, changes to the restrictions on repricing and the pricing of options below market value, require shareholder approval.
ADMINISTERED BY AN INDEPENDENT COMMITTEE. The plan is administered by our independent compensation committee.
Estimated equity awards
In accordance with our current director compensation program, non-executive directors receive an annual cash stipend of $95,000 and an annual equity award with a value of $145,000. Directors may elect to receive additional shares in lieu of all or part of their cash stipend. Awards under the plan are granted at the discretion of the compensation committee. While it is not possible to determine at this time the amount of any awards that may be made under the plan in the future, the following is an estimate of our next annual grant, which will be made in June 2022. Shares granted are not subject to any vesting requirements.

	Dollar Value [1]	Number of Shares [2]

Non-Executive Director Group (22 persons)	$3,190,000	13,970
1Based on grants made to 22 non-executive directors with a value of $145,000 each. Following the annual meeting, our board will be comprised of 23 individuals. Mr. Duffy, as an executive of the company does not receive awards under the Director Stock Plan.
2Estimated number of shares calculated based on the closing price of our Class A common stock on December 31, 2021 of $228.46.
Additional information about the plan
This description of the plan is qualified in its entirety by reference to the text of the amended plan set forth in Appendix C.
SHARES RESERVED UNDER THE PLAN. A total of 625,000 shares have been reserved for future awards under the plan (of which 194,480 remained available for grant as of December 31, 2021), subject to adjustment in the event of stock dividends, stock splits, combination of shares, recapitalizations or other changes in the outstanding common stock. The shares issuable under the plan may be drawn from either authorized but previously unissued shares of common stock or from reacquired shares of common stock. We are seeking to increase the number of shares available under the plan to 725,000 so we may continue to operate the plan through its term.
ADMINISTERED BY AN INDEPENDENT COMMITTEE. The plan is administered by the compensation committee. The compensation committee has, among other powers, the exclusive power to interpret and administer the plan and to grant awards under the plan. The compensation committee’s authority includes determining the types and terms of the awards to be granted and selecting award recipients from among persons eligible to participate in the Director Stock Plan.
AWARDS UNDER THE PLAN
Restricted Stock Awards. The compensation committee may award shares of our Class A common stock that may be subject to certain restrictions. The compensation committee shall fix any restrictions on transfer and forfeiture conditions and the restriction period applicable to each restricted share award. The recipient of a restricted share award will be unable to dispose of the shares prior to the expiration of the restricted period. Unless otherwise provided by the compensation committee, the term of restriction for a restricted share award shall be one year. During the period of restriction, the recipient shall be entitled to vote the shares and receive any cash dividends and other distributions on such shares. The compensation committee may also grant unrestricted shares under the plan.

54	CME GROUP	2022 PROXY STATEMENT

TABLE OF CONTENTS	ITEM FIVE
Stock Options. The compensation committee may grant rights to purchase a specified number of shares of Class A common stock at a specified exercise price and subject to the terms and conditions set forth in the option grant. At the time the option is granted, the compensation committee will determine the number of shares subject to the option, the exercise (or purchase) price per share, the period during which the option may be exercised and the restrictions and conditions on and to that exercise. However, the exercise price of each option will be at least equal to the market value of our common stock on the date of grant and no option may be exercised more than three years after termination of a director’s service on the board or ten years from the date of grant, whichever is later. Payment of the exercise price of a stock option may be in cash, common stock owned by the participant, other consideration permitted by the compensation committee, withholding shares otherwise issuable with the consent of the compensation committee or by a combination of the foregoing.
Other Stock-Based Awards. Under the plan, the compensation committee has the right to grant other awards of common stock or awards otherwise based on common stock or in cash in its sole discretion.
CHANGE IN CONTROL. Upon a change in control as defined in, and subject to certain limitations under, the plan, all outstanding awards will vest, become immediately exercisable or payable or have all restrictions lifted as may apply to the type of award granted.
ELIGIBLE PARTICIPANTS. Only non-executive board members are eligible to participate in the plan. As of December 31, 2021, there were 22 eligible participants.
TRANSFERABILITY. Except as otherwise authorized by the compensation committee, no awards and no shares of common stock that have not been issued or to which any applicable restriction has not lapsed may be sold, assigned, transferred, pledged or otherwise encumbered other than by will or the laws of descent and distribution.
TERM OF THE PLAN. The plan’s current expiration date is May 21, 2024. We are seeking shareholder approval to extend the term of the plan to May 4, 2032 so we can continue to operate our program.
FEDERAL INCOME TAX CONSEQUENCES. The following is only a brief summary of the effect of U.S. federal income taxation on the award recipient and on the company of an equity award under the Director Stock Plan and this summary does not discuss the income tax laws of any other jurisdiction (such as municipality or state) in which the recipient of the award may reside. This summary is based on the tax laws in effect on the date of this proxy statement. Changes to these laws could alter the tax consequences described below.
Unrestricted Shares of Common Stock. Generally, the grantee will recognize ordinary income upon the receipt of shares equal to the value of the stock on the date of grant. The company will be entitled to a corresponding deduction on its income tax return. Upon the sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the date of grant. The capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.
Stock Options. Generally, no federal income tax is payable by a grantee upon the grant of a non-qualified stock option with an exercise price at least equal to the market value of the underlying stock, and no deduction is taken by the company at the grant date. Under current tax laws, if a participant exercises a non-qualified stock option, he or she will be taxed as ordinary income on the difference between the market value of the shares received at the time of exercise and the option price. The company will be entitled to a corresponding deduction on its income tax return. Upon the sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the stock was exercised. The capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.
Restricted Stock. Generally, a grant of restricted shares will not result in income for the grantee or in a deduction for the company for federal tax purposes, assuming the shares transferred are subject to transfer restrictions and a “substantial risk of forfeiture.” Upon the lapse of such restrictions, the grantee will recognize ordinary income equal to the then current value of the shares. Dividends, if any, paid to the grantee while the stock remains subject to restriction will be treated as compensation for federal income tax purposes. At the time the restrictions lapse, the grantee will receive ordinary income, and the company will be entitled to a deduction measured by the market value of the shares at the time of lapse. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year from the vesting date and otherwise will be short-term.

2022 PROXY STATEMENT	CME GROUP	55

ITEM FIVE	TABLE OF CONTENTS
Required vote
This item must receive a "FOR" vote from the holders of a majority of the shares of our Class A and Class B common stock present at the meeting, either virtually or represented by proxy and entitled to vote on this matter at the annual meeting, voting together as a single class to be approved.

56	CME GROUP	2022 PROXY STATEMENT

TABLE OF CONTENTS	ITEM FIVE

ITEM SIX
Approval of the Amended and Restated CME Group Inc. Employee Stock Purchase Plan (Employee Stock Purchase Plan)

This summary does not contain all of the information that may be important to you. A copy of the complete text of the Employee Stock Purchase Plan as it is proposed to be amended and restated is included in Appendix D to the proxy statement, and the following description is qualified in its entirety by reference to the text of the plan. You are urged to read the Employee Stock Purchase Plan as it is proposed to be amended and restated in its entirety.
Factors to consider
ENHANCES EMPLOYEE SHARE OWNERSHIP. The purpose of the Employee Stock Purchase Plan is to provide our employees added incentive to promote our best interests by permitting eligible employees to purchase shares of our Class A common stock through payroll deductions at a reasonable discount. The plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code.
BROAD-BASED PLAN. All employees of the company or a designated subsidiary of the company may be eligible to participate in the plan. Currently 93% of our global employee population as of December 31, 2021 is eligible to participate.
HISTORICAL GRANT INFORMATION. The plan was originally approved by shareholders in 2005. We have authorization to issue 500,000 shares under the plan, after adjusting for the 5-for-1 stock split in 2012, of which 109,706 remained available for future purchases as of December 31, 2021.
REASONABLE DISCOUNT AND HOLDING PERIOD. The purchase price is 90% of the fair market value on the date of purchase. Purchased shares are subject to a six-month holding period.
ADMINISTERED BY AN INDEPENDENT COMMITTEE. The plan is administered by our independent compensation committee. The committee has full power and authority to interpret and administer the plan, to establish rules and regulations relating to the plan and to make all other determinations it deems appropriate for the proper administration of the plan.
BOARD RECOMMENDATION Our Board recommends that shareholders vote "FOR" the approval of the amendment and restatement of the Employee Stock Purchase Plan.

You are being asked to vote on a proposal to approve an amendment and restatement of our Employee Stock Purchase Plan, a Section 423 plan, to increase the number of available shares from 500,000 to 800,000 and to extend its expiration to May 4, 2032.

2022 PROXY STATEMENT	CME GROUP	57

Summary of key amendments
EXTENSION OF THE TERM. We propose extending the term of the plan so awards can continue to be made under the plan until May 4, 2032.
NUMBER OF SHARES AVAILABLE. We propose increasing the number of shares available under the plan from 500,000 to 800,000 so we may continue to operate the plan through its term.
Estimated plan purchases
Purchases under the plan are made at the discretion of the participating employees. Therefore, it is not possible to determine at this time the amount of purchases that may be made under the plan in the future. The following table shows the purchases made under the plan in 2021:

Date of Purchase	Participating Employees	Shares Purchased	Discounted Purchase Price	Fair Market Value Price

12/15/2021	1,009	17,619	$204.89	$227.65
6/15/2021	1,162	20,230	$195.28	$216.98
Additional information about the plan
SHARES RESERVED UNDER THE PLAN. The number of shares of Class A common stock available for purchase under the plan shall not exceed 800,000, if approved under this ITEM 6, subject to adjustment by the compensation committee. The shares available for purchase under the plan may be drawn from either authorized but previously unissued shares of common stock or from reacquired shares of common stock, including shares purchased by us in the open market and held as treasury shares. In the event of any merger, reorganization, consolidation, recapitalization, liquidation, stock dividend, split-up, share combination or other similar change in the corporate structure of CME Group affecting its common stock, the compensation committee may, in its discretion, adjust the number and kind of shares available under the plan.
ELIGIBLE PARTICIPANTS. Any person, including an officer, who is an employee of the company or a designated subsidiary of the company are eligible to participate in the plan, except for certain limitations imposed by Section 423(b) of the Code. Under the Code, no employee is permitted to purchase any shares in the plan if such employee, immediately after such purchase, owns shares possessing 5% or more of the total combined voting power of all CME Group classes of stock. In addition, no employee may purchase any shares in the plan in excess of $25,000 (determined at the market value of the shares at the beginning of the offering period) in any one calendar year. As of December 31, 2021, approximately 3,200 employees were eligible to participate in the plan.
PARTICIPATION IN THE PLAN. The plan allows eligible employees to authorize payroll deductions of up to 10% of their base salary, measured based on the rate in effect on January 1 (or date of hire, if later) of the year in which the purchase period commences, to be applied toward the purchase of shares of common stock at the end of the offering period. The plan will be implemented by consecutive offering periods of approximately six months’ duration. Shares are purchased at the end of an offering period at a price of 90% of the market value of the common stock as reported on Nasdaq.
DEDUCTION CHANGES AND SUSPENSION. Except as otherwise provided by the compensation committee, a participant may increase or decrease his or her payroll deductions at any time. Participants may withdraw all, but not less than all, of their accumulated payroll contributions at any time prior to the next purchase date. A participant’s withdrawal from an offering period will not have any effect upon his or her ability to participate in the following offering period.
TRANSFERABILITY. A participant’s rights under the plan are not transferable by the participant except by will or the laws of descent and distribution.
HOLDING PERIOD. A participant may not sell shares acquired in the plan until six months after the date of purchase.
TERMINATION OF EMPLOYMENT. When a participant terminates employment for any reason, including voluntary termination, retirement or death, the cash amounts credited to such participant’s account that have not been used to purchase shares will be returned to the participant, or in the case of such participant’s death, to the person’s designated beneficiary.
AMENDMENTS AND TERMINATION. The board of directors may at any time terminate, amend or suspend the plan, as it deems advisable, subject to the requirements of applicable law and other regulatory requirements, including those imposed by Nasdaq.

58	CME GROUP	2022 PROXY STATEMENT

TABLE OF CONTENTS	ITEM SIX
TERM OF PLAN. The plan is scheduled to expire on June 30, 2022. We propose extending the expiration date to May 4, 2032.
FEDERAL INCOME TAX CONSEQUENCES. The following is only a brief summary of the effect of U.S. federal income taxation on a participant in the plan and on us, and this summary does not discuss the income tax laws of any other jurisdiction (such as municipality or state) in which the participant may reside. This summary is based on the tax laws in effect on the date of this proxy statement. Changes to these laws could alter the tax consequences described below.
Generally, no tax consequences will arise at the time an employee purchases common stock under the plan. If an employee disposes of the common stock purchased under the plan less than one year after it was purchased and within two years of the beginning of the applicable offering period, the employee will be deemed to have received compensation taxable as ordinary income in an amount equal to the difference between the amount paid by the employee to purchase the common stock, and its market value as of the date of purchase. The amount of such ordinary income will be added to the employee’s cost basis for purposes of determining capital gain or loss upon the disposition of the common stock by the employee.
If an employee does not dispose of the common stock purchased under the plan until at least one year after it was purchased and at least two years after the beginning of the applicable offering period, the employee will be deemed to have received compensation taxable as ordinary income in an amount equal to the lesser of (a) the difference between the discounted purchase price of the common stock on the date of purchase and the market value of the common stock at the beginning of the offering period, and (b) the difference between the market value of the shares at the time of the sale and the discounted purchase price. The amount of such ordinary income will be added to the employee’s cost basis for purposes of determining capital gain or loss upon the disposition of the common stock by the employee. We generally will not be entitled to a deduction with respect to the common stock purchased by an employee, unless the employee disposes of the common stock less than one year after the common stock was purchased by the employee or less than two years after the beginning of the offering period.
Required vote
This item must receive a "FOR" vote from the holders of a majority of the shares of our Class A and Class B common stock present at the meeting, either virtually or represented by proxy, and entitled to vote on this matter at the annual meeting, voting together as a single class, to be approved.

2022 PROXY STATEMENT	CME GROUP	59

ITEM SIX	TABLE OF CONTENTS

ITEM SEVEN
Election of Class B-1, Class B-2 and Class B-3 Directors

Each Class B director's term will last until the 2023 annual meeting. If you own more than one share of Class B-1, Class B-2 or Class B-3 common stock, you must vote each class of your Class B-1 shares, Class B-2 shares and/or Class B-3 shares the same way. You may not split your vote. If you do so, your vote will be invalid.
In order to hold a valid election of the Class B director(s) elected by a particular class, a quorum of that class (holders of at least one-third of the outstanding shares of that class) must be present, either virtually or represented by proxy, at the annual meeting. From time to time, at the time of the annual meeting, the quorum required for a particular class was not satisfied. At the 2021 annual meeting, there was no quorum for the Class B-1 and Class B-3 proposals. In the absence of a quorum, no valid election can take place under our charter and bylaws. As a consequence, the Class B director(s) serving on the board of the affected classes at the time of the annual meeting would become “holdovers” under Delaware law and our bylaws, and would continue to serve until their successor(s) are duly elected at the 2023 annual meeting or their earlier resignation or removal. Messrs. Hobert, Mulchrone and Tierney are holdovers from their valid election in 2020 and Ms. Cook is currently a holdover from her valid election at the 2018 annual meeting.

Our Class B-1 shareholders are being asked to vote for three Class B-1 directors, our Class B-2 shareholders are being asked to vote for two Class B-2 directors and our Class B-3 shareholders are being asked to vote for one Class B-3 director.

The nominating and governance committee approved the following three nominees for the three Class B-1 director positions and is recommending that Class B-1 shareholders vote "FOR" all three of the nominees.

60	CME GROUP	2022 PROXY STATEMENT

Class B director nominees
Ages of the nominees are as of March 7, 2022, and the nominee's trading badge symbol is shown in parenthesis.
Class B-1 director nominees (Class B-1 shares only)
Vote “FOR” up to three nominees to be elected to the board of directors.

William W. Hobert (WH)
	AGE: 58	DIRECTOR SINCE: 2018	COMMITTEES: CHOC

Mr. Hobert founded WH Trading, LLC, a proprietary options and futures trading firm, in 1998. WH Trading serves as a market maker and liquidity provider in numerous asset classes at CME in both its open outcry and electronically traded markets. From 1988 to 1994, Mr. Hobert worked for Cooper-Neff and Associates as an FX options market maker on the floor of CME and in over-the-counter markets. In 1994, he founded Hobert Trading Inc., which is currently a member of WH Trading, LLC. Mr. Hobert serves as director of our political action committee.
Mr. Hobert has over three decades of industry experience as an open outcry market maker, electronic options and futures trader, company founder and owner of WH Trading. In his role there, he oversees the technology, risk management, operations and strategy development of the firm. He led WH Trading's transition to a technology firm with the build of an electronic, automated trading operation. His career also includes government advocacy relating to the industry, including informal sessions with the SEC and CFTC Commissioners, House and Senate Committees and Congressional Leadership.

Independent

Patrick J. Mulchrone (PJM)
	AGE: 64	DIRECTOR SINCE: 2020	COMMITTEES: FC

Mr. Mulchrone has been a member of CME since 1980. He previously served as a member of our board from 1991 to 2001, including holding the position of Vice Chairman. Mr. Mulchrone served as a filling order broker in the Eurodollar pit until 2004. Mr. Mulchrone has been an independent trader from 2004 to present. Mr. Mulchrone is a founder of Advantage Futures (2003). He served as a member of the board of directors of Standard Bank & Trust until its sale in 2017. Mr. Mulchrone serves on the Board of Advisors of Misericordia Home. He serves as a Co-Vice Chair of our political action committee and has served on the Class B-2 nominating committee. Mr. Mulchrone received a B.S. in Accounting from Western Illinois University.
Mr. Mulchrone brings more than 40 years of experience in the futures industry. In 2003, he founded Advantage Futures LLC, which has become one of the highest volume futures clearing firms in the industry with a diverse and expanding client base. Mr. Mulchrone’s career also included his service on the board of governors at CME during the time when we transitioned from a member-owned and -run exchange to our for-profit organization. His career also includes service on the board of directors of the Standard Bank and Trust (2001 to 2017) where he was part of team that grew the assets fourfold to $2.5 billion. In 2017, Mr. Mulchrone was part of the team that led the successful sale of Standard Bank. As Co-Vice Chair of our political action committee, Mr. Mulchrone has regular interaction with government officials.

Independent

2022 PROXY STATEMENT	CME GROUP	61

ITEM SEVEN	TABLE OF CONTENTS

Robert J. Tierney Jr. (RJT)
	AGE: 46	DIRECTOR SINCE: 2019	COMMITTEES: CHOC, NGC

Mr. Tierney has been an active independent trader and a member of the CME and CBOT since 2000 and NYMEX since 2020. Currently, Mr. Tierney is a managing member and owner of Kore Trading LLC, a registered member firm holding multiple memberships on CME, CBOT, NYMEX and COMEX. Mr. Tierney's firm, Kore Trading, actively trades and mentors college graduates in the mechanics of spread trading across multiple asset classes. In addition, Mr. Tierney has invested in creating a division of Kore Trading, LLC overseas for fostering software development. Mr. Tierney has served as a CME committee member of the business conduct committee since 2012. Previously, he was a managing partner at AlphaBit Trading LLC from 2012-2018.
Through ownership and management of Kore Trading, Mr. Tierney brings his electronic trading background, knowledge of technology and management experience. Kore Trading is a technology-driven proprietary trading firm covering a myriad of asset classes. Its trading infrastructure reaches globally, covering derivatives and securities of a myriad of asset classes.

Independent

Required vote
The three nominees for Class B-1 director receiving the highest number of “FOR” votes will be elected.

62	CME GROUP	2022 PROXY STATEMENT

TABLE OF CONTENTS	ITEM SEVEN

The nominating and governance committee approved the following three nominees for the two Class B-2 director positions. The committee determined that each individual nominee brings the appropriate skills and experience to the board. It is recommended that Class B-2 shareholders vote “FOR” up to two of any of the following nominees.

Class B-2 director nominees (Class B-2 shares only)
Vote “FOR” up to two nominees to be elected to the board of directors.

Michael G. Dennis (MKI)
AGE: 41	DIRECTOR SINCE: 2020	COMMITTEES: FC, CHOC

Mr. Dennis started his career in the derivatives industry working for a proprietary trading firm as a liquidity provider trading back-month Eurodollar futures and U.S. cash government securities. Currently, Mr. Dennis is a Principal and the Chief Commercial Officer of ABN AMRO Clearing Chicago, one of the largest global futures clearing firms. Prior to ABN AMRO, Mr. Dennis was a Director at Societe Generale who focused on Prime Brokerage and Clearing Services. Mr. Dennis is a member of the CME and CBOT and currently serves on the business conduct committee, previously serving on our probable cause committee. Mr. Dennis is a graduate of Marquette University with a Bachelor of Science in Finance and holds Series 3, 63, 7 and 24 licenses. Mr. Dennis also devotes time to external activities such as Misericordia Heart of Mercy, Danny Did Foundation, A Leg to Stand on and CURE (Citizens United for Research in Epilepsy).
Mr. Dennis has been involved in the financial services industry for the past 20 years. Currently, Mr. Dennis is the Chief Commercial Officer of ABN AMRO Clearing Chicago, LLC. As part of his current role, Mr. Dennis is responsible for many of the strategic decisions at the firm, as well as innovation around new products and service enhancements. He also serves on the firm’s management team, which is responsible for the firm’s operations and performance. Mr. Dennis is also member of the firm’s business crisis team, where he has gained experience in monitoring and addressing crisis events, including the processes for fallback mode, repair, analyze and resolve, stand down procedure and resumption of business as usual. As an employee of ABN AMRO Clearing Chicago, LLC, Mr. Dennis is required to participate in monthly, quarterly and annual training and testing as it relates to cybercrimes, various industry rules and regulations and potential threats to the firm’s infrastructure. As a former trader, he has gained an understanding of a variety of trading technologies and controls as well as a deep understanding of market structure.

2022 PROXY STATEMENT	CME GROUP	63

ITEM SEVEN	TABLE OF CONTENTS

Patrick W. Maloney (PAT)
	AGE: 60	DIRECTOR SINCE: 2020	COMMITTEES: RC

Mr. Maloney has been a member of CME since 1985. Mr. Maloney has served as an independent floor broker in the Eurodollar option pit from 2007 to present. Mr. Maloney has served on numerous CME functional committees: pit committee 1997-1999, nominating committee 1995-1996, arbitration committee 1994-1995, booth space committee 1992-1996 and floor practices committee 1995-1997. Mr. Maloney serves as a director of our political action committee.
Mr. Maloney has served as a full-time floor trader and broker since 1985. Through this experience, he brings to the board his views as an active market participant and can convey the valuable perspective from the traders he interacts with on a daily basis. Over his career, he has served on numerous exchange-related committees.

Independent

John (Jack) D. Newhouse Jr. (JDN)
	AGE: 43	DIRECTOR SINCE: N/A	COMMITTEES: N/A

Mr. Newhouse is a partner at Gator Trading Partners, LLC where he started in 2003. Gator is a proprietary futures trading firm that is actively involved in most of CME's markets. In 2014, Mr. Newhouse founded Night Crawlers, a multi-strategy equities trading firm he currently manages. Mr. Newhouse began his career as a runner in the Eurodollar pit, followed by two years on Credit Suisse First Boston's listed block trading desk. Mr. Newhouse serves as a director of our political action committee. He received a B.S. in Economics from Duke University, where he was captain of the swim team.
Over the past two decades, Mr. Newhouse has traded interest rates, grains, energy, meats, and metals for Gator Trading. Through his participation on our political action committee, Mr. Newhouse interacts with government officials. Mr. Newhouse has served on the Board of the Lewin fund to Fight Women's Cancers since 2014.

Independent

Required vote
The two nominees for Class B-2 director receiving the highest number of “FOR” votes will be elected.

64	CME GROUP	2022 PROXY STATEMENT

TABLE OF CONTENTS	ITEM SEVEN

The nominating and governance committee approved the following nominee for the one Class B-3 director position and is recommending that Class B-3 shareholders vote “FOR” such nominee.
Class B-3 director nominee (Class B-3 shares only)
Vote “FOR” one nominee to be elected to the board of directors.

Elizabeth A. Cook (LZY)
	AGE: 61	DIRECTOR SINCE: 2015	COMMITTEES: AC, CC

Ms. Cook has been a member of CME since 1983, starting her career in 1978 as a runner for Clayton Brokerage Inc. She is a member of the board's compensation and audit committees. Ms. Cook actively participates as co-chair of the CME arbitration and floor conduct committees and serves on the board of the CME Gratuity Fund. In addition, she serves on CME's membership and business conduct committees and continues her involvements with our political action committee. Ms. Cook is the founder and owner of MiCat Group LLC, a firm specializing in option execution services focusing on equities, FX and interest rates. She also serves as president of Lucky Star LLC, a commercial property management company. Ms. Cook is also on the board of Women in Listed Derivatives and Associated Colleges of Illinois. Her external activities include NACD Governance Fellow and completion of its Director Professionalism course, member of Business Executives for National Security, Ambassador of the Navy Seal Foundation, Ambassador for The ALS Association Greater Chicago Chapter and an active supporter of Honor Flight Chicago. Ms. Cook has participated in numerous risk and audit educational programs and as a long-time market participant has significant risk management experience.
Ms. Cook brings her experience as a member since 1983 with a focus on our options complex, particularly FX and Eurodollar options. Through her service on our disciplinary committees, Ms. Cook has gained insight into hearing and reviewing disciplinary charges and determining appropriate action. Ms. Cook, as a long-time user of our markets, has gained an understanding of our customer-facing systems and controls. Through her participation in the NACD's educational program, she has been recognized as a Governance Fellow gaining insight into best practices relating to corporate governance and board operations.

Independent

Required vote
The nominee for Class B-3 director receiving the highest number of “FOR” votes will be elected.

2022 PROXY STATEMENT	CME GROUP	65

ITEM SEVEN	TABLE OF CONTENTS
Compensation Committee Matters

This section provides an overview of the role and responsibility of our compensation committee. We have an executive compensation program that is designed to tie pay to performance, balance rewards with prudent business decisions and risk management, and focus on both annual and long-term performance for the benefit of our shareholders. In designing our program, we also take into consideration our unique role in the financial services industry.
Our compensation committee provides oversight of our compensation program for our senior management group
The compensation committee is composed of six independent directors. The primary responsibilities of the compensation committee are to review and approve compensation arrangements for our senior management group (our Chairman and Chief Executive Officer and the other members of our management team), to review and recommend compensation arrangements for non-employee members of the board of directors, to adopt incentive compensation plans in which senior management is eligible to participate and to oversee matters relating to employee compensation, employee benefit plans and employee incentive programs. A complete description of the committee’s responsibilities may be found in its charter, a copy of which is on our website.
There were six meetings of the committee in 2021. The committee typically meets in executive session for a portion of each regular committee meeting and may include members of management as appropriate. The committee provides regular reports to the board of directors on its activities.
The committee considers the recommendations of our Chairman and Chief Executive Officer in approving compensation for our other executive officers
The committee is solely responsible for approving the compensation of our executive officers. The committee, however, takes into consideration the recommendations of our Chairman and Chief Executive Officer in approving compensation for executive officers, other than himself.
The committee delegates authority to our Chairman and Chief Executive Officer on a limited basis subject to pre-established criteria
Subject to pre-established guidelines for individual awards and aggregate value limitations, the committee delegates authority to the individual in the role of Chief Executive Officer to approve salary increases, equity awards and annual cash bonus awards for employees other than the executive officers. The committee reviews annual reports on the use of such delegation.
Our program is designed to create long-term shareholder value while discouraging excessive risk taking
We realize that it is not possible to grow and enhance long-term shareholder value without assuming some level of risk. This is true whether we decide to make an acquisition, introduce a new product or change our corporate strategy. Our compensation program is designed to provide appropriate incentives for creating long-term shareholder value and delivering on our financial and strategic goals while discouraging excessive risk taking.
Several elements of our program, which are discussed in more detail in the Compensation Discussion and Analysis section beginning on page 69, are designed to promote the creation of long-term value and thereby discourage behavior that leads to excessive risk taking. The following are the key elements of our program designed to address compensation risk:
•We utilize a mix of both fixed and variable compensation. Our fixed pay is intended to provide a stable income.

66	CME GROUP	2022 PROXY STATEMENT

•A significant portion of our senior management group compensation is composed of long-term equity incentives and the senior management group is also subject to company stock ownership guidelines based on their level of responsibility.
•Our annual cash bonus plan for our senior management group and other senior employees as currently in effect will not pay out in the event we fail to achieve cash earnings at or above the threshold level of performance.
•We set maximum guidelines for annual incentive and long-term incentive awards, thereby establishing and communicating potential payouts.
•All compensation of our senior management group is subject to the approval of the compensation committee, which includes the ability to decrease an award for failure to perform or inappropriate risk taking.
•We have adopted a recoupment policy, whereby employees at the level of managing director and above may be required to repay any previously granted annual bonus awards to the extent that all or a portion of such individual’s award was not actually earned due to a restatement of our financial results with the outcome being the achievement of the related performance metric was less than previously reported.
•We prohibit all of our employees and board members from engaging in any derivative transactions in our securities (hedging the economic risk of their ownership of our stock) and have adopted a policy restricting the pledging of our Class A shares by our board members and executive officers.
•As discussed below, the committee engages its independent compensation consultant to advise on executive compensation best practices and to provide counsel as it considers executive compensation programs and arrangements, as it deems appropriate.
Our compensation committee has its own independent compensation consultant
The committee has engaged Meridian Compensation Partners, LLC (Meridian) to serve as its independent advisor. During 2021, Meridian provided information on trends in executive compensation as well as general executive compensation advice. They advised on proposed changes to director compensation to ensure alignment with the competitive market. In addition, they advised the committee regarding the revisions to the employment agreement and compensation for our Chairman and Chief Executive Officer in late 2021 and early 2022.
Management also engages its own consultants to provide advice as it relates to compensation programs. In 2021, management engaged Exequity LLP for information on executive compensation practices as well as technical guidance on executive compensation matters.
Such consultants may attend compensation committee meetings and provide advice to the compensation committee. The committee at its discretion may also include its independent advisor in such reviews and decision-making processes, meeting either jointly or separately from management and management’s consultant.
The committee has assessed the independence of the advisors it engaged in 2021 relative to the factors identified by the SEC and Nasdaq.
Our compensation committee is composed of independent members with limited relationships with the company (compensation committee interlocks and insider participation)
During 2021, none of the members of the compensation committee had served at any time as an officer or employee of CME Group or received any compensation from us other than in the capacity as a member of the board or a committee. None of the members of the compensation committee has any relationship with us other than service as a director or member of one of our exchanges, except for Mr. Carey, who paid fees indirectly to us relating to trading activity in excess of $120,000 during 2021. No interlocking relationship exists between the members of our board or the compensation committee and the board of directors or compensation committee of any other company.

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COMPENSATION COMMITTEE MATTERS	TABLE OF CONTENTS
Compensation Discussion and Analysis

This discussion provides you with a detailed description of our compensation program for our named executive officers. It also provides an overview of our compensation philosophy and our policies and programs, which are designed to achieve our compensation objectives, and an overview of our program as it relates to other members of our management team. These individuals along with our named executive officers are referred to as our senior management group.

Key topics covered in our compensation discussion and analysis
•Opportunity for Shareholder Feedback, below
•Executive Summary, page 70
•Chief Executive Officer Total Pay vs. Performance, beginning on page 71
•Philosophy and Objectives, page 74
•Peer Group, page 75
•Principal Elements of our Compensation Program, beginning on page 76
•2021 Named Executive Officer Annual Bonus Awards, page 80
•2021 Named Executive Officer Equity Awards, page 81
•Stock Ownership Guidelines, Hedging Policy, Tally Sheets and Recoupment Policy, beginning on page 84
2021 named executive officers
Terrence A. Duffy, Chairman and Chief Executive Officer
John W. Pietrowicz, Chief Financial Officer
Kevin D. Kometer, Chief Information Officer
Julie Holzrichter, Chief Operating Officer
Sunil K. Cutinho, President CME Clearing
The titles for our named executive officers above are those in effect as of December 31, 2021. As described on page 74, in February 2022, we announced changes to our senior leadership. For the biographies of our current executive officers, including the named executive officers, please see Item 1. Business — Human Capital Management - Information about our Executive Officers beginning on page 13 of our 2021 Annual Report on Form 10-K, filed with the SEC on February 25, 2022.
OPPORTUNITY FOR SHAREHOLDER FEEDBACK
Investor feedback received regarding our compensation program is shared with the compensation committee. The compensation committee carefully considers feedback from our shareholders regarding the compensation program for our senior management group. At our 2021 annual meeting of shareholders, approximately 90% of shareholders voted FOR our non-binding advisory vote approving the compensation of our named executive officers. In addition to the perspective provided by the "say-on-pay" vote results, we consider feedback from shareholders on corporate governance, senior management compensation and other issues provided through our shareholder engagements throughout the year as discussed in more detail on page 38.

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Shareholders who wish to directly communicate with members of the compensation committee may do so using directors@cmegroup.com as discussed on page 38 of this proxy statement.
You should read this section in conjunction with the advisory vote we are conducting on the compensation of our named executive officers under ITEM 3 on page 48 as it contains information that is relevant to your voting decision.
Executive summary
OUR BUSINESS
CME Group provides market participants worldwide the ability to efficiently manage risk across multiple asset classes, by trading futures, options, cash and over-the-counter (OTC) products. CME Group also offers a suite of products and services to optimize portfolios, achieve capital efficiencies and manage pre-trade and post-trade processes. Our customers can receive and analyze market data through multiple service offerings in real-time, historical and derived data formats. CME Group also offers industry-leading research and analytics tools to provide customers with market education resources.
For more information on our business, see Business and Management’s Discussion and Analysis of Financial Condition and Results of Operations in our Annual Report and the business highlights in the Summary Information on page 2.
2021 COMPENSATION HIGHLIGHTS FOR OUR NAMED EXECUTIVE OFFICERS
The compensation committee took the following compensation actions with respect to our named executive officers during 2021 or related to 2021 performance:
•Entered into a revised employment agreement with Mr. Duffy in February 2022, extending his employment term to December 31, 2024 with an increase to Mr. Duffy's base salary effective in January 2022. In connection with the extension of Mr. Duffy's contract, the compensation committee also recommended and the board approved a one-time special bonus for Mr. Duffy. The full details of the revised employment agreement and special bonus can be found on pages 73, 94 and 95.
•Awarded base salary increases to certain named executive officers in early 2022 to better align their compensation to market competitive levels as described on page 78. No salary increases were awarded to named executive officers in early 2021, consistent with the decision to forgo salary increases for all employees due to the challenging business conditions resulting from the COVID-19 pandemic.
•For 2021, we set a cash earnings goal for the annual bonus program that required significant effort on behalf of our management. Consistent with 2019 and 2020, we included a secondary performance measure designed to motivate the achievement of our communicated run rate cost synergies related to the acquisition of NEX Group as described on page 79.
•Awarded annual bonuses to our named executive officers in respect of 2021 based on our achievement of cash earnings at 109.2% of the target goal and in recognition of the attainment of the $200 million target run rate cost synergies as described beginning on page 79.
•Certified results for the September 2018 award of performance shares based on total shareholder return (TSR) relative to the S&P 500 for the 2019-2021 performance period. Due to performance measured against the pre-established goal, 69.05% of the target number of shares were earned and became vested in March 2022 as described on beginning on page 82.
•Awarded equity grants to our named executive officers in September 2021 to encourage longer-term retention while also increasing the focus on longer-term value creation. The 2021 equity awards were comprised of 50% time-vested restricted stock and 50% performance shares as described on page 81.
•Approved the continued use of the relative total shareholder return metric for performance share awards granted in 2021 and awarded performance shares to our named executive officers in September 2021 tied to our total shareholder return as compared to the S&P 500 measured over a three-year period (2022-2024) as described on page 82.
•Included a retirement vesting provision in the September 2021 equity award agreements for our named executive officers, other than Mr. Duffy, designed to ensure a successful transition in the case of an approved retirement under certain conditions as described on page 96.
•In 2021, at least 50% of target total compensation for each of our named executive officers was considered performance-based, as it was directly tied to cash earnings or relative stock performance goals.

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COMPENSATION DISCUSSION & ANALYSIS	TABLE OF CONTENTS
KEY ELEMENTS OF THE PROGRAM ARE DESIGNED TO ENSURE PAY FOR PERFORMANCE
Our overall goals and philosophy are complemented by several specific elements that are designed to align the compensation for our senior management group with our performance and position the company for creating long-term shareholder value including:
•Our annual bonus is tied to our generation of cash earnings. To the extent we fail to achieve cash earnings at the threshold level, representing 25% below the target, no annual cash bonuses would be paid to our senior management group. The annual bonus opportunities for our named executive officers are set forth on page 80. We believe the cash earnings metric is a key component to measuring our growth and contributes directly to deriving value for our shareholders as it is the metric used for determining our regular quarterly dividend payments.
•For 2021, to ensure focus on the attainment of our cost synergies associated with the NEX acquisition, we included a modifier to annual bonus funding designed to reduce bonus funding for management from the level derived by cash earnings results should our run rate synergy goal for the year not be attained. To the extent we fail to achieve the run rate cost synergies at the threshold level, representing 20% below the target, no annual cash bonuses would be paid to our senior management group.
•The aggregate amount of our annual bonus pool is subject to an overall cap when we achieve cash earnings at the maximum level, representing 20% above the established target. We believe this cap provides transparency to our investors as to our compensation exposure and the expected expense is accrued on a quarterly basis based on actual cash earnings performance.
•In addition to verifying the annual achievement of cash earnings for purposes of our annual bonus program, our compensation committee also considers other measures of our performance, such as our net income, total shareholder return, earnings per share and return on equity, as appropriate.
•Our annual long-term incentive awards for our senior management group are comprised of 50% time-vested restricted shares and 50% performance shares. The performance shares have a three-year performance period with total shareholder return relative to the S&P 500 as the performance metric. This performance metric, when combined with the cash earnings performance metric in our annual bonus plan, focuses our senior management group on financial and operational measures of success and shareholder results. The annual equity award opportunities for our named executive officers are set forth on page 81.
•Our senior management group is subject to stock ownership guidelines as discussed on page 84.
•To ensure alignment with our shareholders, we have a policy that prohibits all employees and board members from engaging in any hedging or other derivative transactions with respect to CME Group stock as well as a policy which restricts pledging of our Class A common stock by our board members and executive officers.
OVERVIEW OF PAY AND PERFORMANCE ALIGNMENT
One of the guiding principles of our compensation program is to focus our senior leadership on results that benefit both the company and shareholders. In support of that objective, a significant portion of the pay package for our named executive officers is delivered in the form of stock-based compensation, the value of which rises and falls in alignment with our stock performance.
The following graphic depicts the alignment of the total pay of the individual serving as Chief Executive Officer at the end of the applicable year with our total shareholder return and cash earnings achievement for each of the last five years. TSR is shown on a year-over-year, indexed basis. Specifically, an investment of $100 (with reinvestment of all dividends) is assumed to have been made in our Class A common stock on December 31, 2017 and its performance is tracked through December 31, 2021.
Chief Executive Officer pay, as depicted in the following graphic, is the sum of reported pay elements set forth in the Summary Compensation Table for each of the last five years except for the values of restricted stock and performance share awards which are included as follows:
•The value of restricted stock awards is shown as (1) the value realized on vesting for any shares that vested during the year as reported in the Options Exercised and Stock Vested table, and (2) the value of all outstanding restricted shares at year end measured using our stock price at year end.
•The value of performance share awards is shown as (1) the value realized on vesting for any earned shares that vested during the year as reported in the Options Exercised and Stock Vested table, and (2) the market value of the shares actually earned at the completion of the performance period which had not yet vested, as reported in the Outstanding Equity Awards at Fiscal Year End table, and as certified by the committee based on achievement of the performance goals.

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TABLE OF CONTENTS	COMPENSATION DISCUSSION & ANALYSIS
While the Summary Compensation Table discloses the fair value of restricted stock and performance share awards on the grant date in the manner required by the SEC (for purposes of allocating the accounting expense over the requisite service period), we feel those values do not reflect the value received as a result of actual stock and financial performance. We believe the value of restricted stock and performance share awards as shown in this section better reflects the true alignment of our Chief Executive Officers' pay with our stock performance. As the graphic shows, our Chief Executive Officers' total actual pay plus the unrealized value of his outstanding equity awards at year end has been aligned with TSR over the last five years, which accords with the primary objectives of our executive compensation program.
On balance, Chief Executive Officer pay shows alignment with both stock performance and cash earnings given the focus on these measures in our incentive opportunities.

Year-End Snapshot of Chief Executive Officer
Pay-for-Performance Alignment
(Includes Value of Outstanding Equity Awards at Year End)(1)
Aggregate Cash Earnings (in millions)
$3,000
$2,800
$2,600
$2,400
$2,200
$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
Indexed TSR
$300
$250
$200
$150
$100
$50
$0
$10
$13
$14
$13
$18
$13
$6
$26
$8
$18
2017
2018
2019
2020
2021
Total Actual Pay (in millions)
Total Unrealized Pay (in millions) (1)
Aggregate Cash Earnings
Indexed TSR

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COMPENSATION DISCUSSION & ANALYSIS	TABLE OF CONTENTS
Chief Executive Officer total pay

Summary Compensation Table	2017	2018	2019	2020	2021

Salary	$1,500,000	$1,500,000	$1,500,000	$1,500,000	$1,500,000
Bonus	$—	$—	$—	$—	$5,000,000
Non-Equity Incentive Plan Compensation	$3,467,511	$4,591,913	$3,208,570	$3,195,001	$4,382,701
Change in Pension Value	$42,850	$26,445	$50,352	$45,422	$35,942
All Other Compensation	$418,210	$469,126	$569,392	$444,441	$442,770
Vested Awards
Restricted Stock Awards: Value Realized on Vesting	$3,931,664	$2,005,188	$3,127,457	$13,130,762	$—
Performance Stock Awards: Value Realized on Vesting	$3,804,071	$4,748,347	$4,465,835	$7,495,172	$6,878,225
Total Actual Pay	$13,164,306	$13,341,019	$12,921,606	$25,810,798	$18,239,638
Outstanding Equity Awards at Fiscal Year End [1]
Restricted Stock Awards: Market Value of Shares That Have Not Vested	$6,053,043	$8,474,618	$9,368,807	$—	$5,441,003
Performance Stock Awards: Market Value of Performance Shares Earned but Not Vested	$4,193,096	$4,937,774	$8,265,650	$5,988,717	$2,391,519
Performance Stock Awards: Value of Performance-based Restricted Stock Earned but Granted after Year End	$15,000	$750,000	$—	$—	$—
Total Unrealized Value of Outstanding Equity Awards [1]	$10,261,139	$14,162,392	$17,634,457	$5,988,717	$7,832,522
Percent Change in Total Unrealized Value of Outstanding Equity Awards	—%	38%	25%	(66)%	31%
Change in Total Unrealized Value of Outstanding Equity Awards [2]	$—	$3,901,253	$3,472,065	$(11,645,740)	$1,843,805
Chief Executive Officer	Duffy	Duffy	Duffy	Duffy	Duffy
1These values do not reflect compensation delivered each year but rather a snapshot of the value of all unvested restricted shares and unvested but earned performance shares as of each year end. The type of equity award granted impacts the timeframe for realizing the value: restricted shares may be outstanding for up to four years given the four-year vesting schedule, and performance shares, which have been tied to either a one- or three-year performance period, are included as outstanding only when they are deemed earned at the completion of the performance period. Restricted stock is included in each year end snapshot until the year in which the restricted shares vest, at which point the actual value received is reported in the Total Actual Pay section above.
2Pursuant to the terms of Mr. Duffy's employment agreement, all of the outstanding restricted stock awards as of December 31, 2020 became vested on December 31, 2020. The terms of the employment agreement are discussed in more detail beginning on page 94.
Extension of Mr. Duffy's employment agreement and special bonus
On February 2, 2022, the compensation committee recommended and the board approved an amended and restated employment agreement with Mr. Duffy, which extends his current term of employment until December 31, 2024. Details of the terms of the employment agreement are described beginning on page 94.
In connection with the extension of Mr. Duffy's contract, the compensation committee recommended and the board approved a one-time special bonus for Mr. Duffy in the amount of $5,000,000 payable in March 2022. The special bonus is in addition to the annual bonus earned by Mr. Duffy with respect to 2021 performance.

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TABLE OF CONTENTS	COMPENSATION DISCUSSION & ANALYSIS
In approving the amended agreement with the extended term and the one-time special bonus, the compensation committee and the board agreed it was in the best interests of the company and the shareholders. The compensation committee and the board considered the importance of Mr. Duffy's continued, long-term leadership of the organization, his role in the company's performance during the COVID-19 pandemic, including its continued effective operation of its markets during times of historic volatility, the achievement of the synergies relating to the acquisition of NEX, the execution of the transformative strategic partnership with Google Cloud and the company's continued ability to deliver shareholder value in the form of stock price appreciation and its dividend policy. The compensation committee and the board also took into account other factors, including the company's strong performance under his long tenure and his significant contributions, his role in our government relations advocacy and the company's commitment to the prioritization of the health and welfare of its employees.
Changes to management team structure
On February 17, 2022, we announced changes to our management team structure designed to position the company for long-term success. In connection with these changes, Mr. Pietrowicz, who has served as our Chief Financial Officer since 2014, announced his plans to retire in 2023. Ms. Fitzpatrick has been promoted to Deputy Chief Financial Officer and upon Mr. Pietrowicz's retirement will assume the role of Chief Financial Officer. Ms. Fitzpatrick has served as Managing Director, Treasurer & Head of Corporate Development since 2017. Additionally, Mr. Cutinho, who has served as President CME Clearing since 2014, has been appointed as Chief Information Officer as the successor to Mr. Kometer who will retire from the company in mid-2022. Mr. Kometer has served as Chief Information Officer since 2008. Ms. Holzrichter, who has served as our Chief Operating Officer since 2014, has assumed an expanded role to oversee both our Global Operations and CME Clearing.
Philosophy and objectives of our compensation program
The elements of our executive compensation program are designed to:
•Pay for performance. Focus on company and individual achievement for the benefit of CME Group and its shareholders through the incorporation of a significant portion of annual compensation for our senior management group that varies based on company and individual performance.
•Reward growth and profitability without undue risk. Motivate and reward our employees to achieve results in support of our strategic initiatives and to encourage profitability and growth while discouraging excessive risk taking.
•Hire and retain top caliber executives. Our compensation and benefits program is competitively designed to attract and retain top talent.
•Align with shareholder value. The interests of our senior management group are linked to those of our shareholders through the risks and rewards of the ownership of our stock. The overall design of the program, while competitive, should also be at a reasonable cost to our shareholders.
OUR PROGRAM IS DESIGNED TO BE CONSISTENT WITH BEST PRACTICES
The compensation committee designs our compensation program to motivate our senior management group to lead our entire company toward achieving short- and long-term financial and strategic goals, in addition to increasing shareholder value, all without encouraging excessive risk taking. The committee continually evaluates what it considers to be best practices in executive compensation, and modifies our program to support our strategies and provide an appropriate balance of risk and reward. The following highlights our current compensation practices that we believe drive performance and focus our senior management group on the creation of long-term value:
•We tie pay to performance. In 2021, at least 50% of the target total compensation opportunity for our named executive officers was tied to specific cash earnings, cost synergy attainment or relative total shareholder return performance goals.
•We set objective targets tied to company performance for our annual cash bonus that must be met at the threshold level in order to fund the annual bonus pool.
•We mitigate undue risk, including utilizing caps on potential payouts and clawback provisions.
•We have reasonable post-employment and change of control provisions.
•We use employment contracts on a limited basis. Contracts are generally structured to include a three- to five-year term, do not provide for excessive severance payments or include "golden parachute" tax gross ups.
•We have adopted stock ownership guidelines and restrictions on hedging and pledging transactions to ensure our executives' interests are linked to those of our shareholders.

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COMPENSATION DISCUSSION & ANALYSIS	TABLE OF CONTENTS
•We provide only modest perquisites.
•Our compensation committee reviews the reasonableness of our compensation by reviewing “tally” sheets and wealth accumulation reports.
•Our compensation committee consults with its independent compensation consultant when considering significant changes to our program.
Use of competitive data and comparison practices
BENCHMARKING PRACTICES
We are a complex organization that seeks to attract talent from a broad group of companies primarily located in the financial services industry and within the technology sector. Because no individual company or single group of companies is exactly comparable to CME Group, when reviewing competitive data, we consider a broad set of data from a number of sources. We believe that reviewing a combination of published survey compensation data in addition to publicly available compensation data (e.g. proxy statements) provides a valid reference point for the range of pay among companies with whom we compete for executive talent.
We broadly target compensation opportunities at the median (50th percentile) of the market, in total and for each component of pay for target performance levels. However, we believe that benchmarking does not provide a complete basis for establishing compensation. Therefore, we do not use the market statistics rigidly, nor do we apply any specific formula to the data. We also review the range of values around the median, including the 25th and 75th percentiles.
We use the competitive compensation data for several purposes as it relates to the named executive officers and other employees. We use it to assess the competitiveness of total compensation for individual members of senior management and other employees on an annual basis, and we use it to develop and evaluate total compensation programs and guidelines for senior management and other employees on a more ad hoc basis. When making decisions about senior management pay we analyze compensation relative to the market median levels, and may make adjustments for market conditions and special considerations as appropriate in the context of our pay for performance philosophy. The compensation committee, within its discretion, may make alterations based on its evaluation of the benchmarking data, as it deems appropriate, to ensure that our senior management compensation is performance-based and competitive in nature.
CME GROUP COMPENSATION PEER GROUP
The following peer group was used for benchmarking our program for senior management and members of our board in 2021.

CBOE Holdings Inc.	Equifax Inc.
Fiserv Inc.	Franklin Resources Inc.
IntercontinentalExchange Inc.	Invesco Ltd.
MasterCard Inc.	Moody’s Corp.
Nasdaq Inc.	Northern Trust Corp.
Paychex Inc.	Schwab (Charles) Corp.
S&P Global Inc.	T. Rowe Price Group Inc.
Western Union Co.
In selecting the peer group for executive compensation purposes, we targeted the following industries: exchanges, financial services, technology, transaction services and other technology-driven financial companies. We selected companies within these sectors of similar size as measured by revenue and market capitalization. The companies within the peer group generally range between 0.5 and 2.5 times CME Group in terms of revenues or market capitalization. At the time of the committee's annual review of key financial and performance measures of our peer group companies in 2021, CME Group was positioned at the 22nd percentile of the peer group on revenue and at the 77th percentile on market capitalization.
COMPARISON OF CHIEF EXECUTIVE OFFICER PAY TO OTHER NAMED EXECUTIVE OFFICERS
The differences between the allocation of compensation of the individual serving in the role of Chief Executive Officer and the other named executive officers are primarily the result of the differences in the role and responsibilities of the individual within the organization, the level of competitive demand for the individual’s talent in the industry and the results of our benchmarking studies for similarly situated positions in the marketplace. We have not adopted a policy whereby the compensation of the individual serving

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TABLE OF CONTENTS	COMPENSATION DISCUSSION & ANALYSIS
in the role of Chief Executive Officer or any other named executive officer must be a certain multiple higher or lower than any of the other named executive officers. As previously discussed, we broadly target total compensation levels at the median (50th percentile) of our peer group.
ROLE OF INDIVIDUAL PERFORMANCE IN THE PROGRAM
While consideration of compensation data to ensure that our pay is competitive is a critical component of compensation decisions, individual performance is factored into setting compensation in the following ways:
•Base salary adjustments are based on an assessment of the individual’s performance in the preceding year, changes in his or her responsibilities as well as a comparison with market data for comparable positions in our peer group and within the industry.
•Our incentive targets for annual bonus and equity opportunities are based on the individual’s role and responsibilities in the organization in achieving our annual goals as well as the competitive market data for similarly situated positions in the marketplace.
•Individual performance and the achievement of specific performance goals, which may include the individual's role in the achievement of specific performance outcomes, is taken into consideration by the compensation committee in determining whether to use its discretion in approving annual bonuses and equity awards at, above or below the target level.
Principal elements of our compensation program
The principal components of our executive compensation program and the purpose of each component are presented in the following table.

Compensation Component	Key Characteristics	Purpose	Where Reported in More Detail

Base Pay	Fixed compensation component. Reviewed annually, and adjusted, if and when appropriate.	Intended to compensate the executive competitively with the market based upon their job duties and level of responsibility.	Summary Compensation Table on page 87 under “Salary” and described on page 77.
Annual Performance-Based Bonus	Variable compensation component. Opportunity based upon our performance measured by cash earnings and achievement of cost synergy goals as applicable. Individual awards based on bonus opportunities and individual performance.	Intended to motivate and reward the executive’s contribution to achieving our short-term/annual goals.
Summary Compensation Table under “Non-Equity Incentive Plan Compensation,” Grants of Plan-Based Awards on page 89 under “Estimated Future Payouts Under Non-Equity Incentive Plan Awards” and described on page 78.

Long-Term Incentives	Variable compensation component. Amounts actually realized will depend upon company financial/stock performance. Individual awards based on equity opportunities and individual performance.	Intended to motivate and reward the executive’s contribution to achieving our long-term objectives and increasing shareholder value and to serve as a retention mechanism.	Summary Compensation Table under “Stock Awards”, Grants of Plan-Based Awards under the columns referencing equity awards, Stock Vested on page 92 and described on page 80.

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COMPENSATION DISCUSSION & ANALYSIS	TABLE OF CONTENTS

Compensation Component	Key Characteristics	Purpose	Where Reported in More Detail

Health and Welfare Plans and Retirement Plans	Fixed component of pay.	Intended to provide benefits that promote employee health and support employees in attaining financial security.
Summary Compensation Table under “Change in Pension Value and Non-Qualified Deferred Compensation Earnings” and “All Other Compensation,” Pension Benefits on page 92 and Non-Qualified Deferred Compensation on page 93.

Post-Employment Compensation	Contingent compensation component.	Intended to provide a temporary income source following termination (other than for cause) including in the case of a change-in-control to ensure continuity of management during that event.	Potential Payments to Named Executive Officers on page 97 and described on page 94.
We do not maintain formal targets for the allocation of total compensation through each of the foregoing elements. We believe that members of our senior management who have more direct responsibility for the performance of CME Group should have a greater percentage of their compensation tied to the performance of CME Group. In accordance with this philosophy:
•Base salary should represent a lower percentage of overall compensation as employees gain more responsibility with more direct influence over our performance.
•Employees in positions that most directly influence performance should have a larger percentage of their compensation tied to CME Group’s performance through equity awards with a portion of the equity awards tied to corporate performance goals.
•Actual awards of incentive compensation should be closely aligned with the performance of CME Group.
The following are the approximate average percentages the elements represent out of the total compensation for our named executive officers for 2021 as set forth in the Summary Compensation Table:

Base Salary	Bonus [1]	Annual Cash Bonus [2]	Annual Equity [3]	Other Compensation [4]

10%	14%	20%	53%	3%
1Reflects the one-time special bonus paid to Mr. Duffy in connection with his revised employment agreement and described on page 73.
2Annual cash bonus is composed of the amounts listed in the Summary Compensation Table under “Non-Equity Incentive Plan Compensation.”
3Annual equity value shown is composed of the amounts listed in the Summary Compensation Table under "Stock Awards."
4Other compensation is composed of amounts listed in the Summary Compensation Table under “Change in Pension Value and Non-Qualified Deferred Compensation Earnings” and “All Other Compensation” columns.
DESCRIPTION OF EACH ELEMENT OF COMPENSATION
Base salary
We generally target base salary at the 50th percentile of the competitive market relative to each position’s duties and level of responsibility. Each year the compensation committee reviews the base salaries of the senior management group taking into consideration their total compensation. In general, the evaluation of base salaries involves a review of a variety of factors:

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•The nature and responsibility of the position;
•The impact, contribution, expertise and experience of the individual;
•Competitive market information regarding salaries to the extent available and relevant;
•The importance of retaining the individual along with the competitiveness of the market for the individual’s talent and services; and
•Recommendations of the Chairman and Chief Executive Officer (except in the case of his own compensation).
No salary increases were awarded to named executive officers in 2021, consistent with the decision to forgo salary increases for all employees due to the challenging business conditions resulting from the COVID-19 pandemic. In connection with his amended employment agreement, Mr. Duffy received a base salary increase from $1,500,000 to $2,000,000 effective January 1, 2022. Mr. Pietrowicz received a base salary increase from $550,000 to $600,000 effective January 1, 2022 to better align compensation with market levels. Also effective January 1, 2022, Ms. Holzrichter received a base salary increase from $500,000 to $525,000 and Mr. Cutinho received a base salary increase from $475,000 to $525,000 to align with market levels and in recognition of their new responsibilities.
Annual bonus
Our annual bonus program is designed to provide incentives to the named executive officers and other members of senior management to drive annual performance based on our strategic goals as approved by the board. In support of our pay-for-performance philosophy, the annual bonus plan is only funded when we achieve cash earnings at or above the threshold level. We use cash earnings as our funding metric because we believe it provides a transparent view of CME Group’s operational and financial performance during the year. Cash earnings provides alignment with shareholders as it is also the metric used in our dividend policy, which provides that our dividend target for our regular quarterly dividends is set at approximately 50% to 60% of the prior year’s cash earnings.
On an annual basis, the cash earnings target is approved by our compensation committee. The cash earnings target is established to motivate our named executive officers toward operational excellence and superior financial performance and is designed to be challenging to meet, while remaining achievable with concentrated effort and focus. Annual bonuses will only be paid to our senior management group to the extent we achieve cash earnings at or above the threshold level, which was set at 25% below the target performance goal for 2021. The annual bonus pool is subject to a cap when we achieve cash earnings at the maximum level, which is set at 20% above the established target goal. It is anticipated that the achievement of the maximum level of cash earnings would be exceptional, requiring extraordinary effort on the part of our senior management.
Our cash earnings are calculated using the following formula for the purpose of the annual bonus.

Cash Earnings Calculation for Annual Bonus

Net Income
+ Depreciation
+ Stock-Based Compensation*
+ Amortization on Purchased Intangibles*
- Capital Expenditures
= Cash Earnings
+/- Net Interest Expense*
= Bonus Incentive Plans Cash Earnings Target as approved by compensation committee

*Adjusted on an after tax basis

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The following shows our cash earnings goals and actual achievement for 2021 for purposes of our annual bonus program:

Threshold	Target	Maximum	Actual

$1.774 billion	$2.365 billion	$2.838 billion	$2.583 billion
The compensation committee has discretion to make equitable adjustments to the cash earnings performance calculation to reflect effects of external events outside the control of our senior management group, such as unforeseen litigation or changes in accounting or taxation standards. Such adjustments may also reflect the effects of unusual or significant strategic events that are within the control of our senior management that were not contemplated at the time the goal was established and that were undertaken with an expectation of improving our long-term financial performance, such as acquisitions or strategic relationships. In 2021, the committee approved adjustments for certain non-performance items, such as deferred tax and foreign exchange fluctuation impacts, as well as certain one-time and integration-related costs associated with our acquisition of NEX and launch of the OSTTRA joint venture, establishment of the partnership with Google Cloud, and gains from the sale of assets and investments, consistent with prior practice.
Consistent with 2019 and 2020, to maintain management focus on capturing the run rate cost synergies established for the NEX acquisition, a secondary performance measure was included as a modifier to the funding of annual bonuses for all employees at the level of managing director and above, including the senior management group and the named executive officers for 2021. To the extent our 2021 run rate synergy target was achieved or exceeded for the year, the annual bonus funding for the senior management group would continue to be based solely on cash earnings performance. If synergy achievement is below the target level established for the year, bonus funding for the senior management group would be reduced from the level of funding derived from cash earnings performance. If synergy achievement is below the threshold level, which was set at 20% below the target synergy goal, no annual bonuses for the senior management group would be funded regardless of cash earnings performance.
The following shows our run rate synergy goals and actual achievement for 2021 for purposes of our annual bonus program:

Threshold	Target	Maximum	Actual

$160 million	$200 million	N/A	$200 million
Because the target cost synergy goal was achieved, there was no impact to the annual bonus funding for named executive officers' awards for 2021.
2021 annual bonus awards
Opportunities under the annual bonus program are based upon CME Group’s achievement of cash earnings and are awarded in consideration of the individual’s performance during the year. The committee approved the annual bonus awards for the named executive officers for 2021 based on our achievement of cash earnings and cost synergies and in recognition of the previously discussed accomplishments set forth on page 2.

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The table below shows the payout opportunities and actual annual bonus payments for 2021 as well as a comparison to actual 2020 annual bonuses for the named executive officers.

2021 Named Executive Officer Bonus Awards

Name	Annual Bonus Plan Target as % of Salary	Annual Bonus Plan Target	Annual Bonus Plan Maximum as % of Salary	Annual Bonus Plan Maximum	2021 Annual Bonus as % of Salary	2021 Annual Bonus Award [1]	2020 Annual Bonus Award [1]	Percentage Change

Terrence A. Duffy	200%	$3,000,000	400%	$6,000,000	292%	$4,382,701	$3,195,001	37%
John W. Pietrowicz	100%	$550,000	200%	$1,100,000	146%	$803,495	$585,750	37%
Kevin D. Kometer	100%	$500,000	200%	$1,000,000	146%	$730,450	$531,783	37%
Julie Holzrichter	100%	$500,000	200%	$1,000,000	146%	$730,450	$532,500	37%
Sunil K. Cutinho	100%	$475,000	200%	$950,000	146%	$693,928	$505,158	37%
1Under the terms of our annual bonus program, awards are calculated utilizing base salary paid during the applicable plan year. The one-time special bonus awarded to Mr. Duffy in connection with his revised employment agreement as described on page 73 is not included in the above table as it was not awarded under the annual bonus program.

Our 2021 actual annual cash earnings results were 109.2% of the target level performance and our run rate cost synergies exceeded the target goal. As such, bonuses for the named executive officers were approved by the committee at approximately 146.1% of their individual bonus target opportunities. The bonuses for all named executive officers were delivered at the level determined by cash earnings performance, without any additional discretion applied by the committee.
Equity
Long-term grants of equity are important to reflect an alignment with shareholder value creation and a competitive mix of long- and short-term incentives. Our equity program is designed to reward and encourage the success and contributions of our employees, including our named executive officers, which leads to value creation for CME Group and our shareholders.
The annual equity awards for members of our senior management group are delivered in the form of performance shares and time-vested restricted stock. This mix of equity vehicles enables us to focus employees on stock performance, provides for employee retention and directly aligns employee interests with shareholder value creation.
Equity grant practices
The following is a summary of our equity grant practices and the role of the committee in approving awards:
•Our annual equity awards are granted on September 15th, or in the event the 15th is not a business day, the closest business day thereto.
•At a meeting prior to the annual grant date, the committee approves the awards for the senior management group based upon the target equity opportunities and recommendations from the Chairman and Chief Executive Officer using a pre-set calculation of a percentage of base salary and a recent closing price. Actual awards are granted based on the previously approved calculation and the closing price on the actual grant date. The committee receives a report of the actual awards at a subsequent meeting.
•The committee has delegated authority to the individual in the role of Chief Executive Officer to approve annual, sign-on, retention and initiative-based equity awards to employees below our senior management group other than our chief

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COMPENSATION DISCUSSION & ANALYSIS	TABLE OF CONTENTS
accounting officer, within parameters set by the committee. The committee is provided with an annual report on awards granted under such delegated authority.
•Our Omnibus Stock Plan and our Director Stock Plan prohibit the granting of options or stock appreciation rights below the market value on the date of grant, the repricing of existing awards, and payment of dividends on performance-based shares prior to the achievement of performance goals. Dividends relating to outstanding shares of unvested time-based restricted stock are accrued and paid out at vesting.
The equity targets for our named executive officers were established based upon a review of the nature of the responsibility of the position of the executive within CME Group, the competitive market data derived through our benchmarking practices and the ability of the employee to impact the overall growth and performance of CME Group based upon his or her role within the company. As discussed in more detail on page 75, we generally target total compensation in the 50th percentile of our peer group. Through competitive compensation analysis, we compare equity compensation on a standalone basis as well as part of an executive’s overall total compensation.
The committee has the discretion to adjust the annual equity awards to distinguish for individual performance. The annual equity awards for the named executive officers were made at the target levels for 2021 and were comprised of 50% performance shares and 50% time-vested restricted stock.
The table below shows the annual equity award opportunities for our named executive officers and actual awards made in 2021.
2021 Named Executive Officer Equity Awards

Name	Annual Equity Award Target as % of Base Salary	Annual Equity Award Target	Actual Annual Equity Award as % of Target	Actual Annual Equity Award [1]

Terrence A. Duffy	600%	$9,000,000	100%	$9,000,000
John W. Pietrowicz	300%	$1,650,000	100%	$1,650,000
Kevin D. Kometer	300%	$1,500,000	100%	$1,500,000
Julie Holzrichter	300%	$1,500,000	100%	$1,500,000
Sunil K. Cutinho	300%	$1,425,000	100%	$1,425,000
1The valuation methods used for award determination reflected above differ from those used in the Summary Compensation Table.
Performance shares tied to 2022-2024 performance
The September 2021 performance share awards were based solely on total shareholder return relative to the S&P 500, measured over 2022 through 2024. Historically, performance share awards were tied to a second financial metric, most recently net income margin growth relative to the diversified financial services index of the S&P 500. However, given the focus on integrating the NEX business, and consistent with 2018, 2019 and 2020, the committee approved the use of a single metric for 2021 performance share awards. The committee plans to revisit as needed to ensure ongoing performance metrics are aligned with longer term measures of success for the company. We believe the total shareholder return performance measure is a direct, transparent measure of

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TABLE OF CONTENTS	COMPENSATION DISCUSSION & ANALYSIS
shareholder value creation and provides strong alignment with shareholder results. Following the three-year performance period, the award will be settled in unrestricted shares of stock, based upon achievement of the following performance metric:

Relative TSR Performance % of Target Award Earned

Below 25th Percentile	25th Percentile	50th Percentile	75th Percentile

0%	50%	100%	200%
The details of the performance share awards granted in September 2021 tied to 2022-2024 total shareholder return relative to the S&P 500 are as follows:
Performance shares awarded in 2021

			Performance Share Payout Opportunity (in Shares)

Name	Award Date	Performance Metric	Threshold	Target	Maximum

Terrence A. Duffy	9/15/2021	2022-2024 TSR	11,908	23,815	47,630
John W. Pietrowicz	9/15/2021	2022-2024 TSR	2,183	4,366	8,732
Kevin D. Kometer	9/15/2021	2022-2024 TSR	1,985	3,969	7,938
Julie Holzrichter	9/15/2021	2022-2024 TSR	1,985	3,969	7,938
Sunil K. Cutinho	9/15/2021	2022-2024 TSR	1,886	3,771	7,542
Performance shares tied to 2019-2021 performance
Members of our senior management group received performance share awards in September 2018 for the performance period 2019 through 2021 tied to total shareholder return relative to the S&P 500. The company achieved the 34.5th percentile on total shareholder return relative to the S&P 500 for the performance period, exceeding the threshold goal, but falling short of the target goal of 50th percentile. Performance on this metric resulted in a below-target payout, with 69.05% of the target performance shares being earned.
The following table shows total payout opportunities of the previously granted annual performance shares tied to 2019 through 2021 performance based on the range of performance against the established metrics, and actual shares earned when performance was certified by the committee in early 2022.

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COMPENSATION DISCUSSION & ANALYSIS	TABLE OF CONTENTS
Performance shares tied to 2019-2021 performance

Name	Award Date	Performance Metric [1]	Performance Share Payout Opportunity (in Shares)			Actual Shares Earned
			Threshold	Target	Maximum

Terrence A. Duffy	9/14/2018	2019-2021 TSR	7,580	15,160	30,320	10,468
John W. Pietrowicz	9/14/2018	2019-2021 TSR	2,383	4,765	9,530	3,290
Kevin D. Kometer	9/14/2018	2019-2021 TSR	1,949	3,898	7,796	2,692
Julie Holzrichter	9/14/2018	2019-2021 TSR	2,058	4,115	8,230	2,841
Sunil K. Cutinho	9/14/2018	2019-2021 TSR	1,841	3,682	7,364	2,542
1    The committee certified performance results associated with the annual awards tied to 2019-2021 performance on March 7, 2022. Based on the committee's certification, the pre-established goal was achieved below the target level established for the metric, resulting in 69.05% of the target shares to be paid. These shares became vested on March 15, 2022.
Health and welfare plans and retirement plans
All eligible employees, including the named executive officers, participate in our benefit programs. We provide health and wellness benefits, including medical and dental coverage, disability insurance benefits based on two-thirds of base salary and life insurance benefits based on three times base salary. In addition, employees are eligible to participate in our qualified retirement plans, which consists of our 401(k) savings plan and our cash balance pension plan.
In addition to the qualified retirement plans, employees whose pay exceeds the compensation limits for qualified benefit plans set by the Internal Revenue Service participate in a non-qualified deferred compensation plan which provides for “make-whole” contributions. For more information on our deferred compensation plans, see Non-Qualified Deferred Compensation Plans beginning on page 93.
Qualified and non-qualified retirement benefits provided to the named executive officers are set forth in the following tables: Pension Benefits and Non-Qualified Deferred Compensation Plans on pages 92 and 93, respectively.
Perquisites and other personal benefits
We provide limited perquisites and other personal benefits to our senior management that we believe are moderate and consistent with our overall compensation program. We provide monthly parking benefits to a subset of our senior management group. Additionally, all of our senior level employees are entitled to an annual physical examination. From time to time, we may pay the cost, if any, for an executive's or board member's guest to attend a CME Group business-related event where such attendance is expected or customary. In addition, occasionally, family members of our Chairman and Chief Executive Officer may accompany him on business-related travel, provided there is no incremental cost. The aggregate value of all perquisites received by each named executive officer in 2021 did not exceed $10,000. To the extent that perquisites result in imputed income to the individual, we do not provide gross-up payments to cover the personal income tax due on such imputed income.

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Post-employment compensation
OUR EMPLOYMENT CONTRACTS CONTAIN REASONABLE PROVISIONS AND ENSURE CONTINUITY OF LEADERSHIP
Our philosophy is to enter into employment contracts and retention agreements on a very selective basis in light of the particular facts and circumstances involved in the individual employment relationship, such as whether the employment arrangement would be necessary to recruit and/or retain necessary talent with compensation terms that we believe are in accordance with our overall compensation program. Employment agreements typically are for a period of three to five years, include non-compete and non-solicitation provisions, do not provide for cash severance payments in excess of two times annual base salary, do not provide for gross-up payments (except in connection with certain self-insured supplemental life insurance payments that would be paid to Mr. Duffy’s beneficiaries under his agreement) and include a requirement that the executive execute a release agreement before becoming entitled to receive severance payments. All contractual compensation terms within the employment agreements for our senior management group are reviewed and approved by the compensation committee. We believe that our existing employment contract with Mr. Duffy contains compensation terms in line with our overall compensation program and philosophy. A description of the agreement is set forth in the section entitled Potential Payments Upon Termination or Change-in-Control—Employment Agreements and other Compensation Arrangements with Named Executive Officers beginning on page 94.
WE HAVE REASONABLE CHANGE-IN-CONTROL AND OTHER TERMINATION PROVISIONS
Change-in-control provisions assist us with retention during any rumored and actual change of control activity when management continuity is key to preserving the value of the business. We also provide other severance benefits in connection with terminations other than for misconduct. We believe these benefits allow us to facilitate changes with key employees, as needed, and to ensure minimal disruption to the business in exchange for non-competition and non-solicitation benefits for CME Group along with a general release.
A description of our severance policies and practices and the estimated amounts that would be payable to our named executive officers under certain circumstances are set forth under the section entitled Potential Payments Upon Termination or Change-in-Control beginning on page 94.
Other compensation policies
WE HAVE ESTABLISHED STOCK OWNERSHIP GUIDELINES TO ENSURE ALIGNMENT OF INTERESTS WITH OUR SHAREHOLDERS
The committee has established the following stock ownership guidelines for the members of our senior management group:
•The Chairman and Chief Executive Officer: shares with a value equal to at least a multiple of five times base salary.
•Other named executive officers: shares with a value equal to at least a multiple of three times their respective base salary.
Each individual has five years from the date of hire or promotion to achieve their ownership guideline. As of the 2021 review, all of our named executive officers had satisfied the guidelines.
The compensation committee monitors compliance with these stock ownership guidelines on an annual basis. Generally, shares that are deemed “owned” for purposes of Section 16 of the SEC regulations are counted towards satisfaction of these guidelines. Shares are valued based upon the greater of (i) the fair market value at the time of the assessment and (ii) the actual value at the time of acquisition or, in the case of restricted stock or performance shares, at the time of vesting.
WE PROHIBIT DERIVATIVE TRANSACTIONS AND HEDGING OF OWNERSHIP RISK OF OUR SECURITIES AND HAVE ADOPTED A POLICY RESTRICTING THE PLEDGING OF OUR CLASS A SHARES
To ensure alignment of interests between our employees and board members and our shareholders and to further ensure that such individuals share in the risks and rewards of the ownership of our stock, we prohibit our employees and members of the board from engaging in any derivative or hedging transactions relative to their ownership of our stock.
The board also has adopted a policy prohibiting pledging of our Class A shares by our directors and executive officers. Class A shares assigned to meet certain exchange fee requirements are not pledged.
From time to time, the board has considered, based on recommendations from the nominating and governance committee, waivers to such policy. To the extent a waiver is granted, it will be disclosed on our website. Currently, none of our board members or executive officers have any pledged shares of our Class A common stock.

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COMPENSATION DISCUSSION & ANALYSIS	TABLE OF CONTENTS
OUR COMPENSATION COMMITTEE AND BOARD ANNUALLY REVIEW THE TOTAL COMPENSATION OF OUR SENIOR MANAGEMENT
To ensure the committee members are informed of the potential compensation levels of our senior management group, the committee reviews on an annual basis all components of their compensation package and total compensation. This review includes annual base salary, annual cash bonus, value of annual equity awards, in-the-money value of all historic equity grants including monetized gains, the value of retirement contributions under our qualified and non-qualified plans, and potential change-in-control payments. The committee provides an annual report on the results of this review to the board during an executive session. For more information on the operation of our compensation committee see page 67.
WE HAVE IMPLEMENTED A RECOUPMENT POLICY
In furtherance of our philosophy to ensure the interests of our senior management are aligned with those of our shareholders, we have a recoupment policy. This policy provides the board with the discretion to recoup annual bonus payments to our employees at the level of managing director and above in the event of a financial restatement, the effect of which is that such incentive payments were not otherwise earned by an individual under our annual bonus program based upon the restated calculation of our cash earnings or any other performance metric in effect at the time.

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TABLE OF CONTENTS	COMPENSATION DISCUSSION & ANALYSIS
Report of the Compensation Committee
The compensation committee reviewed and discussed the Compensation Discussion and Analysis with our management. After such discussions, the committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into our 2021 Annual Report on Form 10-K. This report is provided by the following independent directors, who currently comprise the compensation committee:
The compensation committee
Terry L. Savage, Chairperson
Timothy S. Bitsberger
Charles P. Carey
Elizabeth A. Cook
Ana Dutra
Daniel R. Glickman

2022 PROXY STATEMENT	CME GROUP	85

Executive Compensation
Summary compensation table
The following table provides information regarding the compensation earned during the three years ending December 31, 2021 by our named executive officers. In 2021, “salary” accounted for approximately 10% of the total compensation of the named executive officers as a whole, "bonus" accounted for approximately 14% of the total compensation of the named executive officers as a whole, and “non-equity incentive plan compensation” accounted for approximately 20% of such total compensation.

Name and Principal Position [1]	Year	Salary	Bonus	Stock Awards [2]	Non-Equity Incentive Plan Compensation [3]	Change in Pension Value and Non-Qualified Deferred Compensation Earnings [4]	All Other Compensation [5]	Total

Terrence A. Duffy Chairman and Chief Executive Officer [6]	2021	$1,500,000	$5,000,000	$11,563,324	$4,382,701	$35,942	$442,770	$22,924,737
	2020	1,500,000	—	10,933,603	3,195,001	45,422	444,441	16,118,467
	2019	1,500,000	—	6,538,900	3,208,570	50,352	569,392	11,867,214
John W. Pietrowicz Chief Financial Officer	2021	550,000	—	2,120,246	803,495	31,298	153,524	3,658,563
	2020	550,000	—	2,004,624	585,750	64,710	101,784	3,306,868
	2019	550,000	—	1,819,275	672,272	70,830	187,624	3,300,001
Kevin D. Kometer Chief Information Officer	2021	500,000	—	1,926,919	730,450	31,712	82,600	3,271,681
	2020	500,000	—	1,822,123	531,783	77,482	87,530	3,018,918
	2019	475,000	—	1,571,756	579,893	87,399	103,588	2,817,636
Julie Holzrichter Chief Operating Officer	2021	500,000	—	1,926,919	730,450	28,605	75,240	3,261,214
	2020	500,000	—	1,822,123	532,500	75,120	82,021	3,011,764
	2019	500,000	—	1,654,179	610,451	87,941	146,759	2,999,330
Sunil K. Cutinho President CME Clearing [7]	2021	475,000	—	1,831,160	693,928	21,738	72,344	3,094,170
	2020	475,000	—	1,731,545	505,158	71,005	66,945	2,849,653
1Titles in the table above reflect job titles as of December 31, 2021. In February 2022, we announced changes to the management team structure as described on page 74.
2The amounts reflected in the "Stock Awards" column reflect the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board ASC Topic 718 without giving effect to estimated forfeitures. See note 15 of the notes to consolidated financial statements of CME Group Inc. and subsidiaries for more details on the assumptions made in the valuation of stock awards. The fair value of the restricted stock grants was calculated using the closing price on September 15, 2021 of $188.96. The fair value of the performance shares, which is based on TSR relative to the S&P 500, was calculated using a value of $296.58 for December 31, 2021, which was derived from a Monte-Carlo simulation. This column includes the following aggregate amounts with respect to performance share awards granted to our named executive officers in 2021 based on achievement of target performance levels: Mr. Duffy: $7,063,053; Mr. Pietrowicz: $1,294,868; Mr. Kometer: $1,177,126; Ms. Holzrichter: $1,177,126; and Mr. Cutinho: $1,118,403.
3The amounts included in the “Non-Equity Incentive Plan Compensation” column reflect awards to the named executive officers under our annual bonus plan, which is discussed on page 78 under the “Annual Bonus” heading.

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4The amounts reflected in the “Change in Pension Value and Non-Qualified Deferred Compensation Earnings” column reflect only the change in the pension value during the particular year.  Under our non-qualified deferred compensation plans, participants may invest in one or more market investments that are available from time to time. This is the only return that they receive and, therefore, no above-market earnings are reflected in this table. For more information on our deferred compensation plans, see the section entitled Non-Qualified Deferred Compensation Plans on page 93.
5Amounts included in the “All Other Compensation” column for 2021 are as follows:

	401(k) Company Contribution	Supplemental Plan [a]	Other [b]	Total

Terrence A. Duffy	$8,700	$432,750	$1,320	$442,770
John W. Pietrowicz	8,541	83,917	61,066	153,524
Kevin D. Kometer	8,550	73,060	990	82,600
Julie Holzrichter	8,550	65,700	990	75,240
Sunil K. Cutinho	8,550	60,763	3,031	72,344
aThe items included in the “Supplemental Plan” column are 401(k) make-whole and pension make-whole contributions. Make-whole contributions are company contributions for individuals whose compensation has exceeded the statutory compensation limit identified in Section 401(a)(17) of the Code and thus must be excluded from consideration in qualified retirement plans.
bThe items included in the “Other” column include life insurance premiums paid by us for the benefit of the named executive officer as well as tax equalization payments made for business related travel, as applicable. Mr. Pietrowicz received a tax equalization payment of $59,977 in 2021 related to business travel that occurred in 2019. Mr. Cutinho received a tax equalization payment of $2,090 in 2021 related to business travel that occurred in 2019 and 2020. The company provides such tax equalization payments for business-related travel to all impacted employees regardless of level in the organization.
6As discussed under the section entitled Potential Payments upon Termination or Change-in-Control—Employment Agreements and other Compensation Arrangements with Named Executive Officers on page 94, we have agreed to self-insure supplemental life and long-term disability coverage for Mr. Duffy and to gross up his beneficiaries for any additional taxes incurred as a result of the supplemental life coverage. Because no actual payments were made or liabilities incurred as a result of this coverage, no amounts have been included in Mr. Duffy’s compensation in respect of such coverage.
7Mr. Cutinho was not a named executive officer prior to 2020.

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EXECUTIVE COMPENSATION	TABLE OF CONTENTS
Grants of plan-based awards
The following table shows the possible payouts to our named executive officers for awards made under our annual bonus and equity programs in 2021. For additional information on our equity and annual bonus programs, see the section of this proxy statement entitled Compensation Discussion and Analysis.

				Estimated Future Payouts Under Non-Equity Incentive Plan Awards [2]			Estimated Future Payouts Equity Incentive Plan Awards [3]

Name	Award Type [1]	Grant Date	Approval Date	Threshold	Target	Maximum	Threshold Shares	Target Shares	Maximum Shares	All Other Stock Awards: Number of Shares of Stock	Grant Date Fair Value of Stock Awards

Terrence A. Duffy	Bonus	N/A	N/A	$1,125,000	$3,000,000	$6,000,000
	PS-TSR	12/31/21	9/1/21				11,908	23,815	47,630		$7,063,053
	RS	9/15/21	9/1/21							23,816	4,500,271
John W. Pietrowicz	Bonus	N/A	N/A	206,250	550,000	1,100,000
	PS-TSR	12/31/21	9/1/21				2,183	4,366	8,732		1,294,868
	RS	9/15/21	9/1/21							4,368	825,377
Kevin D. Kometer	Bonus	N/A	N/A	187,500	500,000	1,000,000
	PS-TSR	12/31/21	9/1/21				1,985	3,969	7,938		1,177,126
	RS	9/15/21	9/1/21							3,968	749,793
Julie Holzrichter	Bonus	N/A	N/A	187,500	500,000	1,000,000
	PS-TSR	12/31/21	9/1/21				1,985	3,969	7,938		1,177,126
	RS	9/15/21	9/1/21							3,968	749,793
Sunil K. Cutinho	Bonus	N/A	N/A	178,125	475,000	950,000
	PS-TSR	12/31/21	9/1/21				1,886	3,771	7,542		1,118,403
	RS	9/15/21	9/1/21							3,772	712,757
1"Bonus" refers to 2021 annual bonus opportunity, "PS-TSR" refers to performance shares tied to total shareholder return relative to the S&P 500 and "RS" refers to time-vested restricted stock awards. Performance shares are granted at the target level and adjusted based on actual performance.
2The amounts shown in the "Threshold," "Target" and "Maximum" columns reflect the annual bonus opportunity for our named executive officers based upon their annual bonus target as discussed on page 80 under the "2021 Named Executive Officer Bonus Awards" heading and are dependent upon the level of cash earnings and cost synergies achieved.
3Under our equity program, eligible employees, including members of our senior management group, typically receive annual equity awards in September of each year. Employees promoted to the senior management group after the September awards are made are eligible for a prorated promotional award in March. On September 1, 2021 our compensation committee met and approved our annual equity awards for our executive officers based on our pre-established formulas under our equity program as described on beginning on page 81. These awards of performance shares and time-vested restricted stock were made on September 15, 2021. The amounts in the "Threshold," "Target" and "Maximum" columns reflect the performance share opportunity awarded in 2021 tied to total shareholder return relative to the S&P 500 during 2022-2024.

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TABLE OF CONTENTS	EXECUTIVE COMPENSATION
Outstanding equity awards at fiscal year end
The following table summarizes the number of securities underlying outstanding plan awards as of December 31, 2021 for each named executive officer.

		Stock Awards

Name	Grant Date	Number of Shares of Stock That Have Not Vested [1]	Market Value of Shares of Stock That Have Not Vested [2]	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested [1]		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested [2]

Terrence A. Duffy	12/31/2021	—	—	11,908	[3]	$2,720,502
	9/15/2021	23,816	$5,441,003	—		—
	12/31/2020	—	—	13,385	[4]	3,057,937
	12/31/2019	—	—	6,341	[5]	1,448,665
	12/31/2018	—	—	10,468	[6]	2,391,519
John W. Pietrowicz	12/31/2021	—	—	2,183	[3]	498,728
	9/15/2021	4,368	997,913	—		—
	12/31/2020	—	—	2,454	[4]	560,641
	9/15/2020	3,681	840,961	—		—
	12/31/2019	—	—	1,993	[5]	455,321
	9/16/2019	1,992	455,092	—		—
	12/31/2018	—	—	3,290	[6]	751,633
	9/14/2018	1,191	272,096	—		—
Kevin D. Kometer	12/31/2021	—	—	1,985	[3]	453,493
	9/15/2021	3,968	906,529	—		—
	12/31/2020	—	—	2,231	[4]	509,694
	9/15/2020	3,345	764,199	—		—
	12/31/2019	—	—	1,721	[5]	393,180
	9/16/2019	1,722	393,408	—		—
	12/31/2018	—	—	2,692	[6]	615,014
	9/14/2018	975	222,749	—		—

2022 PROXY STATEMENT	CME GROUP	89

EXECUTIVE COMPENSATION	TABLE OF CONTENTS

		Stock Awards

Name	Grant Date	Number of Shares of Stock That Have Not Vested [1]	Market Value of Shares of Stock That Have Not Vested [2]	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested [1]		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested [2]

Julie Holzrichter	12/31/2021	—	—	1,985	[3]	453,493
	9/15/2021	3,968	906,529	—		—
	12/31/2020	—	—	2,231	[4]	509,694
	9/15/2020	3,345	764,199	—		—
	12/31/2019	—	—	1,812	[5]	413,970
	9/16/2019	1,812	413,970	—		—
	12/31/2018	—	—	2,841	[6]	649,055
	9/14/2018	1,029	235,085	—		—
Sunil K. Cutinho	12/31/2021	—	—	1,886	[3]	430,876
	9/15/2021	3,772	861,751	—		—
	12/31/2020	—	—	2,120	[4]	484,335
	9/15/2020	3,180	726,503	—		—
	12/31/2019	—	—	1,631	[5]	372,618
	9/16/2019	1,630	372,390	—		—
	12/31/2018	—	—	2,542	[6]	580,745
	9/14/2018	920	210,183	—		—
1Subject to acceleration or termination in certain circumstances, restricted stock awards generally vest over a four-year period, with 25% vesting one year after the grant date and an additional 25% vesting on each anniversary date thereafter. Performance awards and special awards may have differing vesting schedules specific to the award purpose.
2Market value was determined using the closing price on December 31, 2021 of $228.46.
3Reflects performance shares awarded in September 2021 tied to TSR relative to the S&P 500 during 2022-2024, which will vest in full, if earned, following the completion of the three-year performance period; payout value shown assumes achievement of the threshold performance level.
4Reflects performance shares awarded in September 2020 tied to TSR relative to the S&P 500 during 2021-2023, which will vest in full, if earned, following the completion of the three-year performance period; payout value shown assumes achievement of the threshold performance level.
5Reflects performance shares awarded in September 2019 tied to TSR relative to the S&P 500 during 2020-2022, which will vest in full, if earned, following the completion of the three-year performance period; payout value shown assumes achievement of the threshold performance level.
6Reflects performance shares awarded in September 2018 tied to TSR relative to the S&P 500 during 2019-2021; payout value shown reflects actual performance results whereby 69.05% of target TSR shares were earned. These performance shares vested in March 2022.

90	CME GROUP	2022 PROXY STATEMENT

TABLE OF CONTENTS	EXECUTIVE COMPENSATION
Stock vested
The following table summarizes the vesting of stock awards in 2021 for our named executive officers.

	Stock Awards

Name	Number of Shares Acquired on Vesting	Value Realized on Vesting

Terrence A. Duffy	32,896	$6,878,225
John W. Pietrowicz	14,240	2,879,572
Kevin D. Kometer	12,696	2,568,996
Julie Holzrichter	12,795	2,587,685
Sunil K. Cutinho	11,999	2,427,848
Pension benefits
We maintain a non-contributory defined benefit cash balance pension plan for eligible U.S. employees. To be eligible, an employee must have completed a continuous 12-month period of employment with us and have reached the age of 21. Our funding goal is to have the pension plan 100% funded on a projected benefit obligation basis, while also satisfying any minimum required contributions and maximizing tax deductible contribution requirements.
Participants are fully vested in their accounts after three years of service. Once an employee becomes a participant in the pension plan, their notional pension account is credited with an amount equal to an age-based percentage of that individual’s earnings plus the greater of 4% interest or the December yield on one-year constant maturity yield for U.S. Treasury notes. During 2021, the pension plan interest rate was 4%. The pension account is portable and vested balances may be paid out in a lump sum when participants end their employment with us. Alternatively, upon retirement, a participant may elect to receive the balance in the account in the form of one of various monthly annuities.
The following is the schedule of employer contributions based on age and percentage of pensionable pay (including base salary, regular annual bonuses and merit lump sum payments) under our pension plan. Pensionable pay is limited by the Code, which imposed a limit of $290,000 in 2021:

Age	Employer Contribution Percentage

Under 30	3%
30–34	4%
35–39	5%
40–44	6%
45–49	7%
50–54	8%
55 or greater	9%

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EXECUTIVE COMPENSATION	TABLE OF CONTENTS
The following table below sets forth the estimated payments under our pension plan for our named executive officers upon retirement based upon the present value of the benefits expected to be paid in the future.

Name	Number of Years Credited Service	Present Value of Accumulated Benefit [1]	Payments During Last Fiscal Year

Terrence A. Duffy	14	$426,109	$—
John W. Pietrowicz	17	475,287	—
Kevin D. Kometer	24	614,155	—
Julie Holzrichter	15	533,105	—
Sunil K. Cutinho	18	407,686	—
1In calculating the present value of the accumulated benefit, the following assumptions were used: assumed retirement age of 65; discount rate of 3% as of December 31, 2021; and projected future investment crediting rate assumption of 4% as of December 31, 2021. The normal retirement age as defined in our pension plan is the later of 65 years of age or 5 years of service. Under the terms of our pension plan, years of service for purposes of the plan are credited beginning on the first day of the calendar quarter on or after attaining one year of service with CME Group. Therefore, years of credited service under the plan are less than an employee’s actual period of service with CME Group.
Non-qualified deferred compensation plans
All of our U.S. senior level employees, including our named executive officers, are eligible to defer up to 50% of their annual base salary and up to 100% of their annual bonus into our Senior Management Supplemental Deferred Savings Plan. The contributions made by our named executive officers under this plan in 2021 are shown in the table below under “Executive Contributions.” Deferrals may be invested in one or more market-based investments offered by the plan from time to time at the choice of the individual. The return on their investment choice is the only return they will receive on the contributions under the plan. We do not provide any guaranteed rate of return. There is no limitation on their ability to change investments. Distributions will be on a fixed date, at termination or six months after termination, depending upon the time of the distribution election and the requirements of applicable law.
The deferred savings plan also includes 401(k) make-whole and pension make-whole contributions. Make-whole contributions are company contributions for individuals whose compensation has exceeded the statutory compensation limit identified in the Code and thus must be excluded from consideration in qualified retirement plans. These amounts are included in the table below under “Registrant Contributions.” The aggregate balance at year end in the table below includes the balance the named executive officer may have in the Senior Management Supplemental Deferred Savings Plan.

	Executive Contributions in Last Fiscal Year [1]	Registrant Contributions in Last Fiscal Year [2]	Aggregate Earnings in Last Fiscal Year [3]	Aggregate Withdrawals/Distributions	Aggregate Balance at 12/31/21

Terrence A. Duffy	$—	$432,750	$434,369	$—	$6,366,949
John W. Pietrowicz	283,937	83,917	629,845	—	4,390,549
Kevin D. Kometer	—	73,060	389,287	—	2,547,703
Julie Holzrichter	—	65,700	149,918	—	1,123,034
Sunil K. Cutinho	—	60,763	80,405	—	1,006,012

92	CME GROUP	2022 PROXY STATEMENT

TABLE OF CONTENTS	EXECUTIVE COMPENSATION
1All amounts included under “Executive Contributions” are also included in the “Salary” or “Non-Equity Incentive Plan Compensation” columns of the Summary Compensation Table on page 87.
2The amounts included under the “Registrant Contributions” column consist of 401(k) make-whole and pension make-whole contributions and are included in the “All Other Compensation” column of the Summary Compensation Table.
3“Aggregate Earnings” are based on the investment selection of the individuals from one or more market-based investments that the plan offers from time to time and are the only return on contributions made by the named executive officer and CME Group. “Aggregate Earnings” represent amounts earned on contributions made in 2021 as well as prior contributions. Such earnings are not included in the Summary Compensation Table because they were not above market.
Potential payments upon termination or change-in-control
We have an employment agreement in place with Mr. Duffy. The contractual commitments under this agreement are summarized below. For our named executive officers other than Mr. Duffy, their employment relationships are governed by our policies and practices that we have in place for other employees from time to time, including members of senior management. Estimated termination payments to our named executive officers under any employment agreement and general policies are shown in the table beginning on page 97.
Employment agreements and other compensation arrangements with named executive officers
DUFFY EMPLOYMENT AGREEMENT
As discussed in the Compensation Discussion and Analysis section, our philosophy is to enter into employment contracts or other agreements on a very selective basis in light of the particular facts and circumstances involved in the individual employment relationship.
The following is a summary of the key terms of our employment agreement with Mr. Duffy, which was most recently amended and restated on February 2, 2022. The summary is qualified in its entirety by the complete text of the employment agreement, which was filed with the SEC on a Current Report on Form 8-K on February 3, 2022.
Agreement Term: December 31, 2024.
Minimum Base Salary: Effective January 1, 2022, the annual base salary was increased from $1,500,000 to $2,000,000.
Annual Bonus and Equity Compensation: The annual target opportunity under our annual incentive plan is 200% of base salary paid in the plan year. For our equity incentive plan, the annual target grant date value opportunity is 600% of base salary.
Termination Provisions: In the event of a termination of employment by the company without cause, as defined in the agreement, in addition to his accrued benefits, the executive is entitled to a one-time lump sum severance payment equal to two times his then current base salary, subject to the executive's timely execution and delivery of a general release. Additionally, upon such a termination all outstanding unvested time-vesting equity awards that were granted after November 4, 2010 will automatically vest and, in the case of stock options and stock appreciation rights, will remain exercisable for a period of four years from the date of termination (but not beyond the maximum term of the award). Also, upon such a termination, all outstanding performance-based equity awards shall become vested or be forfeited solely based on actual performance measured over the full performance term.
In the event of the executive’s death or disability, as defined in the agreement, all unvested time-vesting equity awards granted after November 4, 2010 will vest and, in the case of stock options and stock appreciation rights, will remain exercisable for a period of four years from the date of the event (but not beyond the maximum term of the award) and all performance-based equity awards shall become vested at the target level and become payable within 30 days following the date of death or termination for disability.
Change of Control: In the event of a change of control, as defined in the agreement, prior to termination of employment, all of the executive’s unvested time-vesting equity awards shall become vested and all of the executive’s performance-based equity awards shall become vested or be forfeited solely based on actual performance measured over the full performance term (unless a more favorable treatment is provided in the agreement evidencing the particular award or applies to the award pursuant to the operation of the applicable plan under which the award was granted, in which case such more favorable treatment will apply). If the executive is involuntarily terminated without cause within 60 days prior to a change of control, all of his unvested time-vesting equity awards that would have been outstanding had he been employed on the date of the change of control will become vested and all performance-based equity awards shall become vested or be forfeited solely based on actual performance measured over the full performance term (unless a more favorable treatment is provided in the agreement evidencing the particular award or applies to the

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EXECUTIVE COMPENSATION	TABLE OF CONTENTS
award pursuant to the operation of the applicable plan under which the award was granted, in which case such more favorable treatment will apply).
Non-Compete Provision: The agreement also contains a provision prohibiting the executive during the term of his employment, and for one year thereafter, from being employed in an executive or managerial capacity by, or providing, whether as an employee, partner, independent contractor, consultant or otherwise, any services of an executive or managerial nature, or any services similar to those provided by him to the company, to a competing business.
Treatment of Equity at Expiration: If employed by the company on December 31, 2022, all outstanding unvested time-vesting equity awards granted to the executive will vest and all performance-based equity awards shall become vested or be forfeited solely based on actual performance measured over the full performance term, which vesting is subject to the executive’s timely execution and delivery of a general release. Further, if employed by the company on December 31, 2023, all outstanding unvested time-vesting equity awards granted to the executive will vest and all performance-based equity awards shall become vested or be forfeited solely based on actual performance measured over the full performance term, which vesting is subject to the executive's timely execution and delivery of a general release. Further, if employed by the company on December 31, 2024, all outstanding unvested time-vesting equity awards granted to the executive will vest and all performance-based equity awards shall become vested or be forfeited solely based on actual performance measured over the full performance term, which vesting is subject to the executive's timely execution and delivery of a general release.
Treatment of Annual Bonus at Expiration: If employed by the company on December 31, 2022, then the executive shall be entitled to an annual bonus opportunity under our bonus incentive plan and any continued employment requirement of the applicable annual bonus award or its payment shall be waived subject to the executive’s timely execution and delivery of a general release. Further, if employed by the company on December 31, 2023, then the executive shall be entitled to an annual bonus opportunity under our bonus incentive plan and any continued employment requirement of the applicable annual bonus award or its payment shall be waived subject to the executive’s timely execution and delivery of a general release. Further, if employed by the company on December 31, 2024, then the executive shall be entitled to an annual bonus opportunity under our bonus incentive plan and any continued employment requirement of the applicable annual bonus award or its payment shall be waived subject to the executive’s timely execution and delivery of a general release.
Additional Benefits: In the event of the executive’s disability or following any termination of employment by him voluntarily or by the company without cause, the executive will also be entitled to receive insurance and health benefits until the earlier to occur of (i) the fourth anniversary of the expiration or termination, as applicable, or (ii) the date the executive is covered by comparable insurance and health benefits. In the event that life insurance coverage results in taxable income to the executive’s beneficiaries, CME Group will provide a gross up.
OTHER CME POLICIES AND PRACTICES
The following is a summary of our other plans in place that provide for benefits upon termination of employment and/or in the event of a change of control.
Annual Performance Bonus. In accordance with the terms of our annual bonus plan, in the event an employee dies or becomes disabled, he or she or his or her beneficiaries will be entitled to receive a pro rata annual bonus, subject to actual performance.
Severance Plans. The compensation committee has adopted a written severance policy for termination due to job elimination, reduction in force, or in limited circumstances, performance for U.S. employees not covered by a written employment agreement or severance plan. Under the policy for executives, executive officers other than Mr. Duffy would be eligible for severance pay of two weeks of base salary per year of service, subject to a minimum of six weeks and a maximum of 39 weeks of base salary in the case of a qualifying termination.
In 2019, the committee approved a severance formula for termination in relation to the NEX acquisition for U.S. employees terminated by December 31, 2021. Under the policy for executives, in the case of a termination related to the acquisition, executives officers other than Mr. Duffy would be eligible for severance pay of two weeks of base salary per year of service, subject to a minimum of four weeks and a maximum of 52 weeks of base salary.
Additionally, the severance plan allows for payment for all of or a part of the cost of the continuation of health plan coverage and outplacement services for a period of time as well as acceleration of the vesting of unvested stock options and restricted shares that would have otherwise vested during the severance pay period.

94	CME GROUP	2022 PROXY STATEMENT

TABLE OF CONTENTS	EXECUTIVE COMPENSATION
Equity Plans. We make equity grants to our employees under the Omnibus Stock Plan. All of the outstanding awards for our named executive officers follow the terms and conditions of the Omnibus Stock Plan. The terms of the employment agreement for Mr. Duffy govern his equity awards.
As included in the September 15, 2021 award agreements for our senior leadership group, including the named executive officers other than Mr. Duffy, in the event of an approved retirement, 75% of the unvested portion of the restricted stock grants shall become vested upon the date of retirement and 25% of unvested performance shares will continue vesting and will be eligible for payment based on actual performance measured against the performance goal after the performance period has ended, if the below conditions are met:
•The executive is at least 55 years old with 10 years of service at a CME Group company on the retirement date;
•The executive provides at least six months' advance written notice of desire to retire to the Chairman and Chief Executive Officer;
•The executive's retirement date and transition plan must be approved by the Chairman and Chief Executive Officer; and
•The executive remains employed through the approved retirement date and successfully transitions responsibilities, as determined by the Chairman and Chief Executive Officer upon the retirement date.
In the event of death, the employee’s beneficiaries would vest in any outstanding equity awards, with outstanding performance shares vesting at the target level. In the event of termination due to disability, outstanding restricted stock awards become vested and outstanding performance shares become vested at the target level. Awards automatically vest upon a change of control (as defined in the Omnibus Stock Plan), with performance shares vesting at the greater of actual performance at the time of the change of control or the target level.

2022 PROXY STATEMENT	CME GROUP	95

EXECUTIVE COMPENSATION	TABLE OF CONTENTS
Potential payments to named executive officers
The following table sets forth the estimated benefits and payments upon termination of our named executive officers as of year-end, under various circumstances. These payments assume a termination or change of control effective upon December 31, 2021 in accordance with their contractual provisions in effect at such time. Unless otherwise specified, payments and benefits that would be generally available to all employees, including accrued benefits, are not included in the amounts below.

	Termination Due to:

	Involuntary for Cause	Voluntary	Voluntary for Good Reason	Involuntary Not for Cause	Change In Control	Death	Disability

Terrence A. Duffy
Total Cash Severance [1]	$—	$—	$3,000,000	$3,000,000	$3,000,000	$—	$—
Value of Equity Subject to Accelerated Vesting [2,3]	—	22,286,273	22,286,273	22,286,273	22,286,273	22,286,273	22,286,273
Continuation of Health & Welfare Benefits [4]	—	173,922	173,922	173,922	173,922	—	—
Other Accrued Pay and Benefits [5]	—	—	—	—	—	4,382,701	4,382,701
Total:	—	22,460,195	25,460,195	25,460,195	25,460,195	26,668,974	26,668,974
John W. Pietrowicz
Total Cash Severance [1]	—	—	—	380,769	380,769	—	—
Value of Equity Subject to Accelerated Vesting [2,3]	—	2,870,143	—	751,633	6,347,076	6,347,076	6,347,076
Continuation of Health & Welfare Benefits [4]	—	—	—	—	—	—	—
Other Accrued Pay and Benefits [5]	—	—	—	—	—	803,495	803,495
Total:	—	2,870,143	—	1,132,402	6,727,845	7,150,571	7,150,571
Kevin D. Kometer
Total Cash Severance [1]	—	—	—	375,000	375,000	—	—
Value of Equity Subject to Accelerated Vesting [2,3]	—	2,547,329	—	1,515,832	5,614,405	5,614,405	5,614,405
Continuation of Health & Welfare Benefits [4]	—	—	—	21,331	21,331	—	—
Other Accrued Pay and Benefits [5]	—	—	—	—	—	730,450	730,450
Total:	—	2,547,329	—	1,912,163	6,010,736	6,344,855	6,344,855
Julie Holzrichter
Total Cash Severance [1]	—	—	—	288,462	288,462	—	—
Value of Equity Subject to Accelerated Vesting [2]	—	—	—	649,055	5,722,695	5,722,695	5,722,695
Continuation of Health & Welfare Benefits [4]	—	—	—	5,738	5,738	—	—
Other Accrued Pay and Benefits [5]	—	—	—	—	—	730,450	730,450
Total:	—	—	—	943,255	6,016,895	6,453,145	6,453,145
Sunil K. Cutinho
Total Cash Severance [1]	—	—	—	347,115	347,115	—	—
Value of Equity Subject to Accelerated Vesting [2]	—	—	—	1,434,729	5,326,545	5,326,545	5,326,545
Continuation of Health & Welfare Benefits [4]	—	—	—	20,176	20,176	—	—
Other Accrued Pay and Benefits [5]	—	—	—	—	—	693,928	693,928
Total:	—	—	—	1,802,020	5,693,836	6,020,473	6,020,473

96	CME GROUP	2022 PROXY STATEMENT

TABLE OF CONTENTS	EXECUTIVE COMPENSATION
1Cash severance represents contractual amount for Mr. Duffy in accordance with his employment agreement. Cash severance for Mr. Pietrowicz, Mr. Kometer, Ms. Holzrichter and Mr. Cutinho is pursuant to the terms of our severance plan for eligible terminations unrelated to the NEX acquisition.
2Amounts shown for the "Value of Equity Subject to Accelerated Vesting" are based on the applicable stock plan, severance plan and contractual provisions in place and include accelerated vesting of outstanding restricted stock and continued vesting of performance shares as applicable.  For purposes of this analysis, for performance awards tied to performance periods ending on or before December 31, 2021, the actual number of shares earned was used in the calculations for applicable scenarios; for outstanding performance awards tied to performance beyond 2021, the target number of shares was used in the calculations. Unless specifically provided for in contractual agreements or in the case of an approved retirement as described on page 96, outstanding performance awards do not receive continued vesting or accelerated vesting in the case of involuntary termination. The values were determined using the closing price on December 31, 2021 of $228.46.
3Amounts shown for the "Value of Equity Subject to Accelerated Vesting" for voluntary termination for Mr. Pietrowicz and Mr. Kometer include the retirement vesting treatment for outstanding shares detailed on page 96 given they met the age and service requirement as of December 31, 2021 (note: other conditions would also apply). Ms. Holzrichter and Mr. Cutinho are not eligible for the retirement vesting provision based on their age and service as of December 31, 2021.
4Amounts shown for the “Continuation of Health and Welfare Benefits” reflect our contractual agreement with Mr. Duffy and benefits provided under the severance plan for the other named executive officers in effect during 2021. Mr. Pietrowicz does not participate in the company's medical plans and therefore is not eligible for continued coverage through COBRA. Mr. Duffy’s continuing benefits do not reflect the additional amounts that CME Group may incur in connection with the self-insurance of certain benefits as previously described because such amounts were granted for the purposes of providing Mr. Duffy with the disability insurance benefits based on two-thirds of base salary (subject to plan maximums) and life insurance benefits based on three times base salary (subject to plan maximums) consistent with benefits provided to other employees on a broad basis.
5Amounts shown for the "Other Accrued Pay and Benefits" in event of death or disability include accrued annual bonus payments pursuant to our annual bonus plan based on actual annual bonus amounts for 2021. Mr. Duffy's one-time special bonus of $5 million payable in March 2022 is not included as it was approved in connection with the extension of his employment agreement in February 2022.
Chief Executive Officer pay ratio
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, for 2021:
•the median annual total compensation of our employees (other than Mr. Duffy, who serves in the role of Chief Executive Officer) was $153,565;
•the annual total compensation of Mr. Duffy, as reported in the Summary Compensation Table, was $22,924,737; and
•as a result, the annual total compensation of Mr. Duffy is estimated to be 150 times that of the median annual total compensation of our employees (other than Mr. Duffy).
Consistent with prior year methodology, we selected a measurement date of December 31, 2021, our fiscal year-end. As of that date, our global employee population including interns consisted of approximately 3,480 staff, with 67% (2,320) of these employees working in the United States and the remaining 33% (1,160) working in our various non-U.S. locations (Australia, Brazil, Canada, China, France, Hong Kong, India, Israel, Japan, Netherlands, Singapore, South Korea, Sweden, Switzerland, and the United Kingdom).
Under the "de minimis exemption" adjustment permitted under the SEC rules, the following countries and employee counts were excluded from our median employee determination: Brazil (3), China (15), France (1), Israel (55), Netherlands (10) and Singapore (80). Our employee population, after taking the "de minimis exemption" into account, consisted of approximately 3,315 individuals.
To determine the median employee, our calculation approach aggregates actual base salary earnings in 2021, overtime earnings paid in 2021 for eligible employees, annual bonus awards earned in 2021 and paid in March 2022 and the grant date value of any equity awards granted in 2021. The sum of these amounts represents our "consistently applied compensation measure," used in identifying the median employee. We do not apply a cost of living adjustment to the data.
The total annual compensation for the "median employee" was determined using the Summary Compensation Table methodology, which included the change in pension value for the median employee and 401(k) contributions made by the company in 2021.
This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described above. The SEC rules for identifying the median employee and calculating the pay ratio based on that employee's annual total compensation allow companies to adopt a variety of methodologies, to apply certain

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EXECUTIVE COMPENSATION	TABLE OF CONTENTS
exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have differing employment and compensation practices and may use different methodologies, exclusions, estimates and assumptions in calculating their pay ratios.

98	CME GROUP	2022 PROXY STATEMENT

TABLE OF CONTENTS	EXECUTIVE COMPENSATION
Director Compensation
Our directors play a critical role in guiding our strategic direction and overseeing management. Developments in corporate governance and financial reporting have resulted in an increased demand for highly qualified directors. We provide compensation commensurate with our directors’ workload, risk and opportunity costs. In addition, to satisfy our self-regulatory responsibilities, we have established a number of functional exchange committees of which certain of our directors are members. Our compensation program for our non-executive directors is designed to compensate our directors based on their respective levels of board participation and responsibilities, including service on board committees and functional exchange committees.
Similar to our philosophy on management pay, we generally target the 50th percentile of the competitive market for compensation of the board of directors. We also review the range of values around the median, including the 25th and 75th percentiles. The primary components of our board member 2021 compensation package consisted of an annual cash stipend, committee meeting fees, an annual equity stipend, chairperson retainers for our non-executive chairs, additional meeting fees for certain committee chairs and a stipend for our independent Lead Director. Non-executive board members are eligible to participate in our Director Deferred Compensation Plan.
During the annual review of director pay in 2021, we determined that pay had fallen below the 25th percentile of our peer group and that changes should be made to better align director pay with market levels. (See page 75 for the companies within our peer group.) As a result, the compensation committee conducted a formal review across each component of pay, including our cash stipend, equity stipend, Lead Director stipend, committee chair retainers and approach to committee meeting fees. Following a review by the committee's advisor, Meridian, the committee recommended and the board approved, the following changes in compensation for our non-executive directors: cash stipend to increase from $80,000 to $95,000, equity stipend to increase from $120,000 to $145,000, Lead Director stipend to increase from $25,000 to $50,000, committee chair retainers to increase from $20,000 to $25,000 and meeting fees for board level committees to be eliminated and replaced with a $12,000 annual retainer. These changes became effective on January 1, 2022.
The 2021 compensation of our board members is set forth in the table entitled Director Compensation Table on page 101.
Fees and compensation plans for CME Group non-executive directors
The compensation committee is responsible for reviewing and recommending to the board the compensation for the non-executive directors of CME Group. Only non-executive directors receive compensation for their service as a director. Our non-executive director compensation for 2021 included:

Annual Stipends	Compensation

Annual cash stipend [1]	$80,000
Annual retainer for non-executive directors serving as a committee chair	$20,000
Annual equity stipend [2]	$120,000
Annual Lead Director stipend	$25,000
Meeting Fees
Meeting fees for audit, clearing house oversight, compensation, executive, finance, nominating and governance, market regulation oversight and risk committees	$1,500
Additional meeting fee for non-executive directors serving as chair of the foregoing committees	$500
Meeting fee for the clearing house risk, interest rate swap risk and for other functional exchange committees [3]	$1,000
1Directors have the option to elect to receive some or the entire portion of their annual cash stipend, which is paid pro-rata on a monthly basis, in shares of stock valued at the closing price on the date of grant. If a director who elects to receive additional stock leaves the board prior to the

2022 PROXY STATEMENT	CME GROUP	99

next annual meeting, such director will be responsible for repaying us for the amount of the unearned stipend that otherwise would have been paid in cash.
2Shares received are granted under our Director Stock Plan and are not subject to any vesting restrictions.
Non-executive directors may participate in our Director Deferred Compensation Plan in the market investments that the plan offers from time to time. The return on the investments selected by the directors is the only return they will receive on their deferred compensation. We do not provide any pension, health benefit or other benefit programs to our non-executive directors.
The following table provides information regarding the compensation earned during the year ended December 31, 2021 by each of our current directors, except for Mr. Duffy. The compensation for Mr. Duffy as a named executive officer is set forth in the Summary Compensation Table on page 87.
Director compensation table

Director	Fees Earned or Paid in Cash [1]	Stock Awards [2]	All Other Compensation	Change in Pension Value and Non-Qualified Deferred Compensation Earnings	Total

Timothy S. Bitsberger	$143,500	$120,184	$—	$—	$263,684
Charles P. Carey	32,668	200,016	—	—	232,684
Dennis H. Chookaszian	102,500	120,184	—	—	222,684
Elizabeth A. Cook	112,000	120,184	—	—	232,184
Michael G. Dennis	94,000	120,184	—	—	214,184
Bryan T. Durkin [3]	23,000	80,110	94,087	1,659 [4]	198,856
Ana Dutra	110,000	120,184	—	—	230,184
Martin J. Gepsman	116,250	120,184	—	—	236,434
Larry G. Gerdes	59,668	200,016	—	—	259,684
Daniel R. Glickman	134,500	120,184	—	—	254,684
William W. Hobert	41,668	200,016	—	—	241,684
Daniel G. Kaye	131,500	120,184	—	—	251,684
Phyllis M. Lockett	113,000	120,184	—	—	233,184
Deborah J. Lucas	116,000	120,184	—	—	236,184
Patrick W. Maloney	91,000	120,184	—	—	211,184
Patrick J. Mulchrone	87,000	120,184	—	—	207,184
Terry L. Savage	131,500	120,184	—	—	251,684
Rahael Seifu	89,000	120,184	—	—	209,184
William R. Shepard	35,335	200,016	—	—	235,351
Howard J. Siegel	49,668	200,016	—	—	249,684
Dennis A. Suskind	151,000	120,184	—	—	271,184
Robert J. Tierney Jr.	105,000	120,184	—	—	225,184

100	CME GROUP	2022 PROXY STATEMENT

TABLE OF CONTENTS	DIRECTOR COMPENSATION

1The amounts reflected in the “Fees Earned or Paid in Cash” consist of annual cash stipends, cash payments made due to share rounding of the stock award, committee meeting fees (board, functional and subcommittee) and annual retainers for the committee chairs, including amounts deferred under our Director Deferred Compensation Plan. Board committee and functional committee meeting fees were subject to an overall cap of $100,000 per year.
2The amounts reflected in the “Stock Awards” column reflect the aggregate grant date fair value computed in accordance with the Financial Accounting Standards Board ASC Topic 718. See note 15 of the notes to consolidated financial statements of CME Group Inc. and subsidiaries in our 2021 Annual Report on Form 10-K for more details on the assumptions made in the valuation of stock awards. The value of 2021 stock awards was calculated using the closing price on June 25, 2021 of $218.12 and October 25, 2021 of $217.69. The awards represent our annual grant to our non-executive board members, which are not subject to any vesting restrictions. Awards in excess of $120,184 are due to the director's election to receive additional shares in lieu of all or a portion of his or her annual cash stipend. No other awards were made to our non-executive board members in 2021. See the table entitled Directors, Director Nominees and Named Executive Officers on page 104 for the complete stock ownership of our board members.
3Mr. Durkin was employed as an advisor and served as an executive director through September 30, 2021. While an employee, he did not receive additional compensation for his service on the board. On October 1, 2021, Mr. Durkin transitioned from his advisor role and became a non-executive director and began receiving compensation as a non-executive director. All Other Compensation includes the employee compensation paid to Mr. Durkin in 2021, consisting of: $91,154 in aggregate for base salary, $2,735 in 401(k) company contributions and $198 in life insurance premiums paid by the company. For the annual equity stipend for his services as board member, Mr. Durkin received a pro rata stock award.
4Consistent with other eligible U.S.-based employees, Mr. Durkin participated in our U.S. retirement programs while an employee. The amount listed in the "Change in Pension Value and Non-Qualified Deferred Compensation Earnings" column reflects only the change in pension value during the year.

Director Stock Plan
Our Director Stock Plan provides for the issuance of up to 625,000 shares of Class A common stock (subject to adjustment in the event of a merger, reorganization or similar corporate event involving us) through awards of non-qualified stock options, restricted stock and shares of common stock. The plan is administered by the compensation committee, which has the responsibility for recommending to the board the annual equity stipend for our non-executive directors. Under ITEM 5, we are seeking shareholder approval to amend and restate the Director Stock Plan.
Stock ownership guidelines
Our non-executive board members are subject to stock ownership guidelines valued at two times the total annual retainer (representing five times the cash portion of the retainer, or $400,000 in 2021). Each member has five years from May 2008 or election to the board, whichever is later, to achieve this stock ownership guideline. As of the 2021 review, all of our board members with five or more years of board service had satisfied the guideline.

2022 PROXY STATEMENT	CME GROUP	101

DIRECTOR COMPENSATION	TABLE OF CONTENTS
Equity Compensation Plan Information
We currently maintain the following equity compensation plans: Omnibus Stock Plan, Director Stock Plan and Employee Stock Purchase Plan. We do not maintain any equity compensation plans not approved by shareholders. A description of each of these plans and the number of shares authorized and available for future awards is included in note 15 of the notes to consolidated financial statements of CME Group Inc. and subsidiaries. The numbers in the following table are as of December 31, 2021. As set forth in ITEMS 4, 5 and 6, we are seeking shareholder approval to amend and restate these equity plans. As of December 31, 2021, the aggregate number of securities remaining available for future issuance under equity incentive plans consists of: 15,085,724 shares available under the Omnibus Stock Plan, 194,480 shares under the Director Stock Plan and 109,706 shares under the Employee Stock Purchase Plan.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options(a)	Weighted-Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a))

Equity compensation plans approved by security holders	1,020	$55.58	15,389,910
Equity compensation plans not approved by security holders	–	–	–
Total	1,020		15,389,910

102	CME GROUP	2022 PROXY STATEMENT

Security Ownership of
CME Group Common Stock
The following tables show the amount of common stock owned by each of our directors, director nominees and by each executive officer who is not also a director named in the Summary Compensation Table on page 87 of this proxy statement, and by all directors and executive officers as a group and the amount of common stock beneficially owned by individuals owning more than five percent of our Class A common stock, in each case as of March 7, 2022 unless otherwise noted. In general, “beneficial ownership” includes those shares over which a person has the power to vote, or the power to transfer, and stock options that are currently exercisable or will become exercisable within 60 days of March 7, 2022. Except as otherwise noted, the persons named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them. None of our directors, director nominees or executive officers beneficially own more than one percent of any class of common stock. Shares have been rounded to the nearest full amount.
Directors, director nominees and named executive officers

	Class of Common Stock

Name of Beneficial Owner [1]	A	B-1	B-2	B-3	B-4

Terrence A. Duffy [2]	81,308	1	—	—	1
Timothy S. Bitsberger	10,137	—	—	—	—
Charles P. Carey [3]	7,860	1	1	1	1
Dennis H. Chookaszian [4]	16,347	—	—	—	—
Elizabeth A. Cook [5]	18,757	—	—	1	—
Sunil K. Cutinho	38,385	—	—	—	—
Michael G. Dennis [6]	1,364	—	—	—	—
Bryan T. Durkin	67,875	—	—	—	—
Ana Dutra	6,483	—	—	—	—
Martin J. Gepsman [7]	23,515	—	—	1	1
Larry G. Gerdes	36,926	—	—	—	—
Daniel R. Glickman [8]	16,353	—	—	—	—
Julie Holzrichter	33,713	—	—	—	—
William W. Hobert [9]	121,994	2	6	7	—
Daniel G. Kaye	1,916	—	—	—	—
Kevin D. Kometer	63,207	—	—	—	—
Phyllis M. Lockett	1,916	—	—	—	—
Deborah J. Lucas	2,604	—	—	—	—
Patrick W. Maloney	1,314	—	1	—	—
Patrick J. Mulchrone	50,701	1	1	1	1
John (Jack) D. Newhouse Jr.	1,005	—	1	—	—
John W. Pietrowicz	50,354	—	—	—	—
Terry L. Savage [10]	18,437	—	—	—	—
Rahael Seifu	1,310	—	—	—	—

2022 PROXY STATEMENT	CME GROUP	103

	Class of Common Stock

Name of Beneficial Owner [1]	A	B-1	B-2	B-3	B-4
William R. Shepard [11]	200,052	5	5	2	1
Howard J. Siegel [12]	75,060	1	—	1	—
Dennis A. Suskind	3,163	—	—	—	—
Robert J. Tierney Jr. [13]	9,416	1	2	1	1
1The address for all persons listed in the table is CME Group Inc., 20 South Wacker Drive, Chicago, IL 60606.
2Includes 495 Class A shares and 1 Class B-4 share to which Mr. Duffy shares joint ownership and has voting power.
3Mr. Carey owns 7,675 Class A shares held in trust and 185 Class A shares held through an LLC for which he is the manager/member and sole control person. He also owns 1 share of Class B-1, 1 share of Class B-2, 1 share of Class B-3 and 1 share of Class B-4 indirectly through a trading firm for purposes of meeting certain share requirements established by the rules of our derivatives exchanges for member fee purposes.
4Includes 12,934 Class A shares held in the name of Mr. Chookaszian’s spouse.
5Includes 18,737 Class A shares held in trust and 20 shares held in a joint account.
6Includes 41 Class A shares held in the name of Mr. Dennis' spouse.
7Includes 495 Class A shares and 1 Class B-4 share to which Mr. Gepsman shares joint ownership and has voting power.
8Includes 2,100 Class A shares held in trust.
9Mr. Hobert owns 81,994 Class A shares directly. He also owns 40,000 Class A shares, 2 Class B-1 shares, 6 Class B-2 shares and 7 Class B-3 shares, in each case held through a firm of which Mr. Hobert is a majority shareholder.
10All Class A shares held in trust.
11Includes 495 Class A shares and 1 Class B-4 share as to which Mr. Shepard shares joint ownership and has voting power. He also owns 198,052 Class A shares held in trust and 2,000 Class A shares held directly. All Class B shares are held in trust.
12Includes 31,873 shares held in trust.
13Mr. Tierney owns one Class B-2 share through a firm of which he is the owner.
DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP (37 PERSONS) 1

Class of Common Stock	Total Shares	Percent of Class [2]

Class A	1,180,811	0.3%
Class B-1	12	1.9%
Class B-2	16	2.0%
Class B-3	15	1.2%
Class B-4	6	1.5%
Total Classes (A & B)	1,180,860	0.3%
1Includes all directors and executive officers as of March 7, 2022 and Mr. Kometer who was a named executive officer for 2021.
2Based on 359,419,459 shares of Class A common stock; 625 shares Class B-1 common stock; 813 shares of Class B-2 common stock; 1,287 shares of Class B-3 common stock; and 413 shares of Class B-4 common stock outstanding as of March 7, 2022.

104	CME GROUP	2022 PROXY STATEMENT

TABLE OF CONTENTS	SECURITY OWNERSHIP OF CME GROUP COMMON STOCK
SHAREHOLDERS OWNING MORE THAN FIVE PERCENT

Name	Number of Class A Shares	Percent of Vote as a Single Class [1]

Capital World Investors [2]	33,473,618	9.3%
The Vanguard Group [3]	31,356,965	8.7%
BlackRock, Inc. [4]	24,162,418	6.7%
1Percentage is based on the aggregate of 359,419,459 shares of Class A common stock and 3,138 shares of Class B common stock outstanding as of March 7, 2022, voting together as a single class. Other than with respect to the election of Class B directors and some matters relating to trading rights associated with Class B shares, holders of both classes of common stock will vote together as a single class on all matters to be presented to a vote of shareholders, unless otherwise required by law.
2Capital World Investors, a division of Capital Research and Management Company, filed a Schedule 13G/A on February 11, 2022, which states that its address is 333 South Hope Street, 55th Floor, Los Angeles, CA 90071, and that it has sole voting power of 33,393,355 shares of Class A common stock and sole dispositive power of 33,473,618 shares of Class A common stock.
3The Vanguard Group filed a Schedule 13G/A on February 9, 2022, which states that its address is 100 Vanguard Blvd., Malvern, PA 19355, and that it has shared voting power of 566,078 shares of Class A common stock, sole dispositive power of 29,882,930 shares of Class A common stock and shared dispositive power of 1,474,035 shares of Class A common stock.
4BlackRock, Inc. filed a Schedule 13G/A on February 3, 2022, which states that its address is 55 East 52nd Street, New York, NY 10055, and that it has sole voting power of 20,971,696 shares of Class A common stock and sole dispositive power of 24,162,418 shares of Class A common stock.

2022 PROXY STATEMENT	CME GROUP	105

SECURITY OWNERSHIP OF CME GROUP COMMON STOCK	TABLE OF CONTENTS
Other Business
Certain business relationships with related persons
Our audit committee has adopted a written policy for the review of related party transactions. A copy of our related party transaction approval policy is available on our website. Related party transactions are transactions in which we are a participant, the amount involved exceeds $120,000, and a related party has or will have a direct or indirect material interest. Related parties consist of our directors (including nominees for election as directors), executive officers, holders of more than five percent of our outstanding Class A common stock, and the immediate family members of these individuals, as defined in the policy. Our Corporate Secretary's Office, in consultation with management and outside counsel, as appropriate, will review potential related party transactions to determine if they are subject to our related party transactions policy. Certain transactions, including compensation and ordinary course trading activity and market data subscriptions, are considered pre-approved and thus do not require specific approval under the policy.
In determining whether to approve a related party transaction, the audit committee will consider, among other factors, the fairness of the proposed transaction, whether there are compelling business reasons to proceed, and whether the transaction would impair the independence of a non-management director or present an improper conflict of interest for a director or executive officer, taking into account the size of the transaction, the overall financial position of the related person, the direct or indirect nature of his or her interest in the transaction, the ongoing nature of any proposed relationship, and any other factors the committee deems relevant. The policy also provides that certain engagements by us of a large firm in which an immediate family member of a director or executive officer is a general partner of such firm will not be considered a related party transaction; provided certain factors are met, including that such family member did not have any involvement in the selection or engagement process, does not receive any compensation or credit in connection with the engagement other than that provided to the other unaffiliated partners and that no other facts or circumstances exist suggesting that the immediate family member has any direct or indirect material interest in the transaction.
We do not consider the amounts involved in the transactions described in this section to be material to our business or material in relation to the businesses of such other companies or the interests of the individuals involved. We recognize the need for transparency and additional disclosure regarding transactions between an issuer and its insiders. However, we do not believe that these disclosures should be a substitute for the overall independence test for determining whether a material relationship exists.
TRANSACTIONS RELATING TO TRADING ACTIVITY IN 2021

We are a unique organization stemming from our evolution from a member-owned organization to a public company. In connection with such transition, we recognized the need to maintain the deep industry knowledge of members of our trading community as board members. As a result, some of our board members continue to participate in our markets from which we derive revenue. Payments relating to trading activity include clearing and transaction fees, market data and information services fees and connection fees. A substantial portion of our clearing and transaction fees is received directly from our clearing firms, which include charges for trades executed and cleared on behalf of their customers, some of whom may be members of our board or Class B director nominees. Payments received directly by clearing firms in which a board member or Class B director nominee has a significant affiliation are based upon our financial records. Other payments, which are not derived from our financial records because they are processed indirectly through a clearing firm, are set forth below, but the actual amounts are not included.
•Mr. Carey is a principal of a member firm that made payments to us indirectly through its clearing firm in excess of $120,000.
•Mr. Dennis is a member of the management team of one of our clearing firms that made payments to us of approximately $440 million.
•Mr. Hobert owns a majority interest in one of our member firms that made payments to us indirectly through its clearing firm in excess of $120,000.
•Mr. Mulchrone is the founder of a clearing firm that made net payments to us of approximately $54 million.
•Mr. Newhouse is a partner of one of our member firms that made payments to us indirectly through its clearing firm in excess of $120,000.
•Mr. Tierney is the owner of one of our member firms that made payments to us indirectly through its clearing firm in excess of $120,000.

106	CME GROUP	2022 PROXY STATEMENT

The fees we charge our customers, including any of our board members, are based on published fee schedules and no benefits or discounts are provided to our board members that are not otherwise made available to similarly situated customers. We, therefore, do not believe that such transactions impair the independence of such individuals and any potential conflicts are handled appropriately under our director conflict of interest policy, a copy of which is available on our website. As previously disclosed, given that the payments from Mr. Dennis's firm exceeded 5% of our consolidated gross revenues, he has been classified as non-independent. Our other board members and director nominees who participate in our markets also incur trading fees, but such fees were below $120,000 during 2021. The foregoing transactions relating to trading activity are considered pre-approved under the audit committee’s related party transaction approval policy.
Charitable and civic contributions
We believe that it is both a responsibility and a privilege to give back to the community. Through our charitable programs, we are focused on building brighter futures. We support important philanthropic causes around the globe. We empower our employees to make a positive difference in our communities by sponsoring volunteer opportunities with our adopted schools and other non-profit partners and allocated volunteer hours. Our board members and executive officers may have affiliations with organizations that have received donations from the CME Group Foundation or CME Group Inc. None of the donations made by this foundation were deemed to impact the independence of any of our board members or director nominees.
Delinquent Section 16(a) reports
Section 16(a) of the Exchange Act requires our officers and directors and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Based solely on our review of such reports filed electronically with the SEC and written representations from reporting persons, all of our executive officers and directors complied with their Section 16(a) filing requirements during 2021, except for one inadvertent late filing by each of Messrs. Siegel and Vroman, in each case relating to a single transaction.

2022 PROXY STATEMENT	CME GROUP	107

TABLE OF CONTENTS	OTHER BUSINESS

Appendix A – Categorical Independence Standards
Categorical independence standards
A director who satisfies the independence requirements of the applicable listing standards and meets all of the following categorical standards shall be presumed to be "independent":
•The director does not (directly or indirectly as a partner, shareholder or officer of another company) provide consulting, legal or financial advisory services to the company or the company's present or former auditors.
•Neither the director nor any member of his or her immediate family is a significant shareholder in the company's Class A Common Stock or Class B Common Stock. For purposes of this categorical standard, a shareholder shall be considered significant if the ownership of shares of Class A Common Stock is greater than five percent (5%) of the outstanding Class A Common Stock or if the ownership of shares of any series of Class B Common Stock is greater than five percent (5%) of the outstanding Class B Common Stock in such series.
•Neither the director nor any member of his or her immediate family serves as an executive officer of a civic or charitable organization that receives financial contributions from CME (excluding payments pursuant to a matching gift program), CBOT, NYMEX or the CME Group Foundation in excess of $200,000 or five percent (5%) of that entity’s total annual charitable receipts and other revenues, whichever is greater, per year. The board shall also consider whether any charitable donations made to a civic or charitable organization in which a director or member of his or her immediate family serves as a director, trustee or employed fundraiser impact the particular director’s independence; provided, however, donations less than $200,000 per year shall be presumed to be insignificant and, therefore, not impact such director’s independence.
In addition, the board of directors has determined that a director who acts as a floor broker, floor trader, employee or officer of a futures commission merchant, clearing member firm, market participant or other similarly situated person that intermediates transactions in or otherwise uses CME Group products and services shall be presumed to be "independent," if he or she otherwise satisfies all of the above categorical standards and the independence requirements of the applicable listing standards and such transactions are made in the ordinary course of business of the company on terms consistent with those prevailing at the time for corresponding transactions by similarly situated, unrelated third parties.

108	CME GROUP	2022 PROXY STATEMENT

Appendix B – Amended and Restated CME Group Inc. Omnibus Stock Plan
CME GROUP INC.
~~SECOND~~ THIRD AMENDED AND RESTATED OMNIBUS STOCK PLAN
(Effective May ~~24~~ 4, ~~2017~~ 2022)
ARTICLE 1
EFFECTIVE DATE AND PURPOSE
1.1 Effective Date. The Plan was originally adopted as the Chicago Mercantile Exchange Omnibus Stock Plan effective as of February 7, 2000, and was amended and restated from time to time thereafter and is hereby further amended and restated as of May ~~24~~ 4, ~~2017~~ 2022 (the “Effective Date”).
1.2 Purpose of the Plan. The Plan is intended to further the growth and profitability of the Company by increasing incentives and encouraging Share ownership on the part of Employees of the Company and its Subsidiaries. ~~The Plan is intended to permit the grant of Awards that constitute “qualified performance-based compensation” under Section 162(m) of the Code.~~
ARTICLE 2
DEFINITIONS
The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:
2.1 “1934 Act” means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the 1934 Act or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.
2.2 “Affiliate” means any corporation or any other entity (including, but not limited to, partnerships and joint ventures) controlled by the Company.
2.3 “Award” means, individually or collectively, a grant under the Plan of Non-Qualified Stock Options, Incentive Stock Options, SARs, Stock Awards, Performance Shares, Restricted Stock Units or Performance Stock Units.
2.4 “Award Agreement” means the written or electronic agreement or notice setting forth the terms and conditions applicable to an Award.
2.5 “Board” means the Board of Directors of the Company.
2.6 “Bonus Stock” means Shares under a Stock Award which are not subject to a Period of Restriction.
2.7 “Cause” means, except as otherwise specified in a particular Award Agreement or in an employment or similar agreement in effect between the Company or an Affiliate and an Employee (which definition shall govern if in effect), (a) the willful and continued failure (other than a failure resulting from the Participant’s Disability) to substantially perform the duties assigned by the Company, (b) the willful engaging in conduct which is demonstrably injurious to the Company, monetarily or otherwise, including conduct that, in the reasonable judgment of the Company, does not conform to the standard of the Company’s executives or employees, (c) any act of dishonesty, commission of a felony, or (d) a significant violation of any statutory or common law duty of loyalty to the Company; provided, however, that following a Change of Control, “Cause” means, except as otherwise specified in a particular Award Agreement or in an employment or similar agreement in effect between the Company or an Affiliate and an Employee (which definition shall govern if in effect), (a) the willful and continued failure (other than a failure resulting from the Participant’s Disability) to substantially perform the duties assigned by the Company, (b) the willful engaging in conduct which is demonstrably injurious to the Company, monetarily or otherwise, including conduct that does not conform to the standard of the Company’s executives or employees, (c) any act of dishonesty, commission of a felony, or (d) a significant violation of any statutory or common law duty of loyalty to the Company.
2.8 “Change of Control” means, the occurrence of any of the following events:

2022 PROXY STATEMENT	CME GROUP	109

(a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act) (a “Person”) of beneficial ownership (within the meaning of Rule13d-3 promulgated under the 1934 Act) of 50% or more of either (1) the then outstanding Class A Shares (the “Outstanding Class A Common Stock”) or (2) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this paragraph (a) the following acquisitions shall not constitute, or be deemed to cause, a Change of Control: (i) any increase in such percentage ownership of a Person to 50% or more resulting solely from any acquisition of shares directly from the Company or any acquisition of shares by the Company; provided, that any subsequent acquisitions of shares by such Person that would add, in the aggregate, 1% or more (measured as of the date of each such subsequent acquisition) to such Person’s beneficial ownership of Outstanding Class A Common Stock or Outstanding Company Voting Securities shall be deemed to constitute a Change of Control, (ii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate; or (iii) any acquisition by any corporation pursuant to a transaction which complies with clauses (1), (2) and (3) of paragraph (c) below or (iv) any acquisition by an underwriter holding securities for an offering of such securities; or
(b) Individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a Director subsequent to the date hereof whose election, or nomination for election, was approved by a vote of at least a majority of the Directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of Directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a Person other than the Board; or
(c) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), in each case, unless, following such Business Combination, (1) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the then Outstanding Class A Common Stock and Outstanding Company Voting Securities, immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Class A Common Stock and Outstanding Company Voting Securities, as the case may be, (2) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or of such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 50% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (3) individuals who were on the Incumbent Board continue to constitute at least a majority of the members of the board of directors of the corporation resulting from the Business Combination; provided, however, that any individual becoming a Director subsequent to the date hereof whose election, or nomination for election, was approved by a vote of at least a majority of the Directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a Person other than the Board; or (d) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.
Notwithstanding the foregoing, with respect to an Award that is subject to Section 409A of the Code (and to the extent necessary to comply with Section 409A of the Code) a Change of Control shall not be deemed to occur unless it qualifies as a change in ownership or effective control of the Company for purposes of Section 409A of the Code.
2.9 “Class A Shares” means shares of the Company’s Class A common stock, $.01 par value.
2.10 “Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated thereunder, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.
2.11 “Committee” means the Compensation Committee of the Board of Directors appointed (pursuant to Section 3.1) to administer the Plan.
2.12 “Company” means CME Group Inc. (formerly Chicago Mercantile Exchange Holdings Inc.), a Delaware corporation, or any successor thereto.
2.13 “Director” means any individual who is a member of the Board.
2.14 “Disability” means disability as determined pursuant to the long-term disability plan or policy of the Company or its Subsidiaries in effect at the time of such disability and applicable to a Participant (or if there is no such plan or policy, then as reasonably determined by the Committee, subject to applicable law).

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2.15 “Dividend Equivalent Right” means the right to receive an amount as set forth in Section 10.13, which is determined by multiplying the number of Shares subject to the applicable Award by the per-Share cash dividend, or the per-Share Fair Market Value (as determined by the Committee) of any dividend in consideration other than cash, paid by the Company on Shares.
2.16 “Employee” means an employee of the Company, its subsidiaries, or an Affiliate designated by the Board or the Committee (collectively “an Employer”). “Employee” does not include an individual who is not contemporaneously classified as an Employee for purposes of an Employer’s payroll system. In the event any such individual is reclassified as an Employee for any purpose, including, without limitation, any government agency or as a result of any private lawsuit, action, or administrative proceeding, such individual will, notwithstanding such reclassification, remain ineligible for participation hereunder and will not be considered an Employee for purposes of this Plan. In addition to and not in derogation of the foregoing, the exclusive means for an individual who is not contemporaneously classified as an Employee of an Employer on an Employer’s payroll system to become eligible to participate in this Plan is through an amendment to this Plan which specifically renders such individual eligible for participation hereunder.
2.17 “Exercise Price” means the price at which a Share subject to an Option may be purchased pursuant to the exercise of the Option or the base price at which an SAR may be exercised with respect to a Share, as applicable.
2.18 “Fair Market Value” means, except as may otherwise be determined by the Committee (in a manner which complies with applicable tax and accounting standards), (i) the closing sales price per Share on such date, as reported by the Composite Transactions reporting system or if not so reported, as reported by the NASDAQ Global Select Market or (ii) in the event the Shares are not traded on such date, the closing price per Share, as so reported on the immediately preceding date on which trading occurred, or if not so reported, as reported by any national securities exchange on which the Shares are listed.
2.19 “Fiscal Year” means the fiscal year of the Company.
2.20 “Grant Date” means, with respect to an Award, the date that the Award is granted.
2.21 “Incentive Stock Option” means an Option that is designated as an Incentive Stock Option and is intended by the Committee to meet the requirements of Section 422 of the Code.
2.22 “Non-Qualified Stock Option” means an Option that is not an Incentive Stock Option.
2.23 “Option” means an option to purchase Shares which is granted by the Committee pursuant to Article 5.
2.24 “Participant” means an individual with respect to whom an Award has been granted and remains outstanding.
2.25 “Performance Goals” means such criteria and objectives as may be established by the Committee, which shall be satisfied or met (i) as a condition to the exercisability of all or a portion of an Option or SAR, (ii) as a condition to the grant of an Award, or (iii) during the applicable Performance Period or Period of Restriction, as a condition to the Participant’s receipt of the Shares subject to a Restricted Stock Award, the receipt of Shares, cash or any combination thereof subject to a Performance Stock Unit Award or, in the case of a Performance Share Award, of the Shares subject to such Award and/or the payment with respect to such Award. ~~In the case of an Award that is intended to qualify as “qualified performance-based compensation” under Section 162(m) of the Code, such Performance Goals may include any or all of the following or any combination thereof:~~
~~(a) Annual daily volume growth or revenue growth;~~
~~(b) Cash earnings growth per Share;~~
~~(c) Cash earnings;~~
~~(d) Customer satisfaction;~~
~~(e) Earnings before or after taxes, interest, depreciation, and/or amortization;~~
~~(f) Earnings per Share;~~
~~(g) Economic value added or EVA® (net operating profit after tax minus the sum of capital multiplied by the cost of capital);~~
~~(h) Expense reductions;~~
~~(i) Expense targets;~~
~~(j) Free cash flow, cash flow return on equity, and cash flow return on investment;~~
~~(k) Gross or operating margins;~~
~~(l) Margins;~~

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~~(m) Market share;~~
~~(n) Net earnings or net income (before or after taxes);~~
~~(o) Operating efficiency;~~
~~(p) Operating expenses;~~
~~(q) Productivity ratios;~~
~~(r) Return on assets;~~
~~(s) Return on equity;~~
~~(t) Return on investment;~~
~~(u) Share price (including, but not limited to, growth measures, total shareholder return and relative total shareholder return); and~~
~~(v) Working capital targets and change in working capital;~~
~~or any increase or decrease of one or more of the foregoing over a specified period. Such Performance Goals may relate to the performance of the Company, an Affiliate, any portion of the business, product line, or any combination thereof, relative to an individual Share (e.g., on a per Share basis), a market index, a group of other companies (or their subsidiaries, business units or product lines), or a combination thereof, all as determined by the Committee. If the Committee desires that compensation payable pursuant to any Award subject to Performance Goals be “qualified performance-based compensation” within the meaning of Section 162(m) of the Code, the Performance Goals (i) shall be established by the Committee no later than the end of the first 90 days of the Performance Period or Period of Restriction, as applicable (or such other time prescribed by the Internal Revenue Service) and (ii) shall satisfy all other applicable requirements imposed by Treasury Regulations promulgated under Section 162(m) of the Code, including the requirement that such Performance Goals be stated in terms of an objective formula or standard.~~
2.26 “Performance Period” means the period designated by the Committee during which the Performance Goals applicable to an Award shall be measured.
2.27 “Performance Share” means a right, contingent upon the attainment of specified Performance Goals within a specified Performance Period, to receive one Share, which may be Restricted Stock, or in lieu of all or a portion thereof, the Fair Market Value of such Share in cash.
2.28 “Performance Stock Unit” means the right to receive cash or shares in the future subject to the satisfaction of performance targets, which may include Performance Goals.
2.29 “Period of Restriction” means the period during which Restricted Stock is subject to forfeiture and/or restrictions on transferability.
2.30 “Plan” means this CME Group Inc. Third Amended and Restated Omnibus Stock Plan, as set forth in this instrument and as hereafter amended from time to time.
2.31 “Restricted Stock Unit” means the right to receive cash or shares in the future subject to the satisfaction of conditions related to continued employment or service.
2.32 “Restricted Stock” means Shares under a Stock Award which are subject to a Period of Restriction.
2.33 “Retirement” means a Participant’s Termination of Service (other than for Cause) on or after attaining his or her “normal retirement date” as defined in the Pension Plan for Employees of Chicago Mercantile Exchange Inc. (whether or not such Participant participates in such plan).
2.34 “Rule 16b-3” means Rule 16b-3 promulgated under the 1934 Act, as amended, and any future regulation amending, supplementing or superseding such regulation.
2.35 “Share” means a share of any class, and of any series within a class, of the Company’s common stock.
2.36 “Stock Appreciation Right” or “SAR” means an Award, granted alone, in reference to or in tandem with a related Option, which pursuant to Article 6 is designated by the Committee as an SAR.
2.37 “Stock Award” means an Award of Restricted Stock or Bonus Stock.

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2.38 “Ten Percent Holder” means an Employee (together with persons whose stock ownership is attributed to the Employee pursuant to Section 424(d) of the Code) who, at the time an Option is granted, owns stock representing more than ten percent of the voting power of all classes of stock of the Company (or of any parent or subsidiary as defined in Section 424 of the Code).
2.39 “Termination of Service” means a “separation from service” within the meaning of Section 409A of the Code. For this purpose, a Termination of Service includes, but not by way of limitation, a termination by resignation, discharge with or without Cause, death, Disability, or Retirement, but excludes any such termination where there is a simultaneous reemployment by the Company or an Affiliate.
ARTICLE 3
ADMINISTRATION
3.1 The Committee. The Plan shall be administered by the Committee. The Committee shall consist of not less than two (2) Directors. The members of the Committee shall be appointed from time to time by, and serve at the pleasure of, the Board. It is intended that each member of the Committee shall qualify as (a) a “non-employee director” under Rule 16b-3, and (b) ~~an “outside director” under Section 162(m) of the Code and (c)~~ an “independent director” under the listing standards applicable to the Company. If it is later determined that one or more members of the Committee do not so qualify, actions taken by the Committee prior to such determination shall be valid despite such failure to qualify.
3.2 Authority and Action of the Committee. It shall be the duty of the Committee to administer the Plan in accordance with the Plan’s provisions. The Committee shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the power to
(a) determine which Employees shall be eligible to receive Awards and to grant Awards,
(b) prescribe the form, amount, timing and other terms and conditions of each Award,
(c) interpret the Plan and the Award Agreements,
(d) adopt such procedures as it deems necessary or appropriate to permit participation in the Plan by eligible Employees,
(e) adopt such rules as it deems necessary or appropriate for the administration, interpretation and application of the Plan, and
(f) interpret, amend or revoke any such procedures or rules.
A majority of the Committee shall constitute a quorum. The acts of the Committee shall be either (i) acts of a majority of the members of the Committee present at any meeting at which a quorum is present or (ii) acts approved in writing by all of the members of the Committee without a meeting.
3.3 Delegation by the Committee. The Committee, in its sole discretion and on such terms and conditions as it may provide, may, consistent with law, delegate all or any part of its authority and powers under the Plan to one or more Directors and/or officers of the Company; provided, however, that the Committee may not delegate its authority or power with respect to ~~(a)~~ any officer of the Company with regard to the selection for participation in this Plan of an officer or other person subject to Section 16 of the 1934 Act or decisions concerning the timing, pricing or amount of an award to such an officer or person. ~~or (b) any Award that is intended to satisfy the requirements applicable to “qualified performance-based compensation” under section 162(m) of the Code.~~ Provided that a Any such authorization shall set forth the total number of Shares and/or Awards such Director(s) and/or officer(s) may grant, and the Director(s) and/or officer(s) shall report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated.
3.4 Decisions Binding. All determinations, decisions and interpretations by the Committee, the Board, and any delegate of the Committee pursuant to the provisions of the Plan shall be final, conclusive, and binding on all persons, and shall be given the maximum deference permitted by law.
ARTICLE 4
SHARES SUBJECT TO THE PLAN
4.1 Number of Shares. Subject to adjustment as provided in Section 4.3, 40,229,875 Shares shall be available for grants of Awards under the Plan. The maximum number of Shares with respect to which Awards may be granted during any Fiscal Year to any person shall be 1,250,000, subject to adjustment as provided in Section 4.3. The maximum number of shares which may be granted under the Plan pursuant to Incentive Stock Options is 1,000,000. Shares awarded under the Plan may be either authorized but unissued Shares, authorized and issued Shares reacquired and held as treasury Shares or a combination thereof.

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4.2 Share Usage and Lapsed Awards. To the extent that Shares subject to an outstanding Option (except to the extent Shares are issued or delivered by the Company in connection with the exercise of a tandem SAR) or other Award are not issued or delivered by reason of the expiration, cancellation, forfeiture or other termination of such Award or by reason of the delivery or withholding of Shares to pay all or a portion of the exercise price of an Award, if any, or to satisfy all or a portion of the tax withholding obligations relating to an Award, then such Shares shall again be available under this Plan.
4.3 Adjustments in Awards and Authorized Shares. In the event of any merger, reorganization, consolidation, recapitalization, liquidation, stock dividend, extraordinary cash dividend, split-up, Share combination, or other similar change in the corporate structure of the Company affecting the Shares, the Committee shall adjust the number, class and series of securities available under the Plan, the number, class, series and purchase price of securities subject to outstanding Awards, and the numerical limits of Section 4.1 in such manner as the Committee in its sole discretion shall determine to be appropriate to prevent the dilution or diminution of such Awards. If any such adjustment would result in a fractional security being (a) available under this Plan, such fractional security shall be disregarded, or (b) subject to an outstanding Award under this Plan, the Company shall pay the holder of such Award, in connection with the first vesting, exercise or settlement of such Award in whole or in part occurring after such adjustment, an amount in cash determined by multiplying (i) the fraction of such security (rounded to the nearest hundredth) by (ii) the excess, if any, of (A) the Fair Market Value on the vesting, exercise or settlement date over (B) the Exercise Price, if any, of such Award, provided that such payment may be accomplished in compliance with the provisions of Section 409A of the Code.
ARTICLE 5
STOCK OPTIONS
5.1 Grant of Options. Subject to the provisions of the Plan, Options may be granted to such Employees at such times, and subject to such terms and conditions, as determined by the Committee in its sole discretion. An Award of Options may include Incentive Stock Options, Non-Qualified Stock Options, or a combination thereof; provided, that no Awards of Options shall be granted more than ten years after the date this amendment and restatement of the Plan is approved by the Company’s stockholders.
5.2 Award Agreement. Each Option shall be evidenced by an Award Agreement that shall specify the Exercise Price, the expiration date of the Option, the number, class and, if applicable, series of Shares to which the Option pertains (provided that Incentive Stock Options may be granted only with respect to Class A Shares), any conditions to the exercise of all or a portion of the Option, and such other terms and conditions as the Committee, in its discretion, shall determine. The Award Agreement pertaining to an Option shall designate such Option as an Incentive Stock Option or a Non-Qualified Stock Option. Notwithstanding any such designation, to the extent that the aggregate Fair Market Value (determined as of the Grant Date) of Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under this Plan or any other plan of the Company, or any parent or subsidiary as defined in Section 424 of the Code) exceeds the amount established by the Code, such Options shall constitute Non-Qualified Stock Options. For purposes of the preceding sentence, Incentive Stock Options shall be taken into account in the order in which they are granted.
5.3 Exercise Price. Subject to the provisions of this Section 5.3, the Exercise Price with respect to Shares subject to an Option shall be determined by the Committee in its sole discretion.
5.3.1. Non-Qualified Stock Options. In the case of a Non-Qualified Stock Option, the Exercise Price may be equal to or greater than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date, as shall be determined by the Committee in its sole discretion.
5.3.2. Incentive Stock Options. In the case of an Incentive Stock Option, the Exercise Price shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date; provided, however, that the Exercise Price with respect to a Ten Percent Shareholder shall not be less than one hundred-ten percent (110%) of the Fair Market Value of a Share on the Grant Date.
5.4 Expiration of Options.
5.4.1. Expiration Dates. Each Option shall terminate not later than the expiration date specified in the Award Agreement pertaining to such Option; provided, however, that the expiration date shall not be later than the tenth anniversary of its Grant Date and the expiration date with respect to an Incentive Stock Option granted to a Ten Percent Holder shall not be later than the fifth anniversary of its Grant Date.
5.4.2. Termination of Service. Unless otherwise specified in the Award Agreement pertaining to an Option or provided by the Committee, each Option granted to a Participant shall terminate no later than the first to occur of the following events:
(a) The expiration of ninety (90) days from the date of the Participant’s Termination of Service for any reason other than the Participant’s death, Disability, Retirement or Termination of Service for Cause;

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(b) The expiration of one (1) year from the date of the Participant’s Termination of Service by reason of the Participant’s Disability or Retirement (provided, that the portion of any Incentive Stock Option exercised more than three months after such Termination of Service shall be deemed a Non-Qualified Option);
(c) The date of the Participant’s Termination of Service for Cause; or
(d) The expiration date specified in the Award Agreement pertaining to such Option.
5.4.3. Death of Employee. Unless otherwise specified in the Award Agreement pertaining to an Option, if a Participant to whom an Option has been granted dies while an Employee but prior to the expiration, cancellation, forfeiture or other termination of such Option, such Option shall become exercisable in full upon the Participant’s death and shall be exercisable thereafter until the earlier of (a) the expiration of one (1) year after the date of death, or (b) the expiration date specified in the Award Agreement pertaining to such Option.
5.5 Exercisability of Options. Subject to Section 5.4, Options granted under the Plan shall be exercisable at such times, and shall be subject to such restrictions and conditions, as the Committee shall determine in its sole discretion. After an Option is granted, the Committee, in its sole discretion, may accelerate the exercisability of the Option.
5.6 Method of Exercise. Options shall be exercised by the Participant’s delivery of a written notice of exercise to the Secretary of the Company (or its designee), setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment of the Exercise Price with respect to each such Share. The Exercise Price shall be payable to the Company in full in cash or its equivalent (including, but not limited to, by means of, a broker-assisted cashless exercise). The Committee, in its sole discretion, also may permit exercise (a) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the aggregate Exercise Price of the Shares with respect to which the Option is to be exercised, or (b) by any other means which the Committee, in its sole discretion, determines to both provide legal consideration for the Shares, and to be consistent with the purposes of the Plan.
As soon as practicable after receipt of a written notification of exercise and full payment for the Shares with respect to which the Option is exercised, the Company shall deliver to the Participant Shares (which may be in book entry or certificate form) for such Shares with respect to which the Option is exercised.
5.7 Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable, including, but not limited to, restrictions related to applicable Federal securities laws, the requirements of any national securities exchange or system upon which Shares are then listed or traded, or any blue sky or state securities laws.
ARTICLE 6
STOCK APPRECIATION RIGHTS
6.1 Grant of SARs. Subject to the provisions of the Plan, SARs may be granted to such Employees at such times, and subject to such terms and conditions, as shall be determined by the Committee in its sole discretion; provided, that any tandem SAR related to an Incentive Stock Option shall be granted at the same time that such Incentive Stock Option is granted.
6.2 Exercise Price and Other Terms. The Committee, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of SARs granted under the Plan; provided, however, that SARs may be granted only with respect to Class A Shares. Without limiting the foregoing, the Exercise Price with respect to Shares subject to an SAR may be equal to or greater than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date, as shall be determined by the Committee in its sole discretion; provided, that the Exercise Price with respect to Shares subject to a tandem SAR shall be the same as the Exercise Price with respect to the Shares subject to the related Option.
6.3 SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the Exercise Price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Committee, in its sole discretion, shall determine.
6.4 Expiration of SARs
6.4.1. Expiration Dates. Each SAR shall terminate not later than as of the expiration date specified in the Award Agreement pertaining to such SAR; provided, however, that the expiration date with respect to a tandem SAR shall not be later than expiration date of the related Option.
6.4.2. Termination of Service. Unless otherwise specified in the Award Agreement pertaining to an SAR, each SAR granted to a Participant shall terminate no later than the first to occur of the following events:
(a) The expiration of ninety (90) days from the date of the Participant’s Termination of Service for any reason other than the Participant’s death, Disability, Retirement or Termination of Service for Cause;

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(b) The expiration of one (1) year from the date of the Participant’s Termination of Service by reason of the Participant’s Disability or Retirement;
(c) The date of the Participant’s Termination of Service for Cause; or
(d) The expiration date specified in the Award Agreement pertaining to such SAR.
6.4.3. Death of Employee. Unless otherwise specified in the Award Agreement pertaining to an SAR, if a Participant to whom an SAR has been granted dies while an Employee but prior to the expiration, cancellation, forfeiture or other termination of such SAR, such SAR shall become exercisable in full upon the Participant’s death and shall be exercisable thereafter until the earlier of (a) the expiration of one (1) year after the date of death, or (b) the expiration date specified in the Award Agreement pertaining to such SAR.
6.5 Payment of SAR Amount. An SAR may be exercised (a) by the Participant’s delivery of a written notice of exercise to the Secretary of the Company (or its designee) setting forth the number of whole SARs which are being exercised, (b) in the case of a tandem SAR, by surrendering to the Company any Options which are cancelled by reason of the exercise of such SAR, and (c) by executing such documents as the Company may reasonably request. Upon exercise of an SAR, the Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:
(i) The amount by which the Fair Market Value of a Share on the date of exercise exceeds the Exercise Price specified in the Award Agreement pertaining to such SAR; times
(ii) The number of Shares with respect to which the SAR is exercised.
6.6 Payment Upon Exercise of SAR. Unless otherwise specified in the Award Agreement pertaining to an SAR, payment to a Participant upon the exercise of the SAR may be made, as determined by the Committee in its sole discretion, either (a) in cash, (b) in Shares with a Fair Market Value equal to the amount of the payment or (c) in a combination thereof.
ARTICLE 7
STOCK AWARDS
7.1 Grant of Stock Awards. Subject to the provisions of the Plan, Stock Awards may be granted to such Employees at such times, and subject to such terms and conditions, as determined by the Committee in its sole discretion; provided, however, that Stock Awards may be granted only with respect to Class A Shares. The Award Agreement pertaining to a Stock Award shall specify whether it is a Restricted Stock Award or a Bonus Stock Award.
7.2 Stock Award Agreement. Each Stock Award shall be evidenced by an Award Agreement that shall specify the number of Shares granted, any price to be paid for the Shares, the Performance Goals (if any) and Period of Restriction applicable to a Restricted Stock Award and such other terms and conditions as the Committee, in its sole discretion, shall determine. Bonus Stock Awards are not required to be subject to any Period of Restriction.
7.3 Transferability/Delivery of Shares. Shares subject to an Award of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated during a Period of Restriction. During the Period of Restriction, a Restricted Stock Award may be registered in the holder’s name or a nominee name at the discretion of the Company and may bear a legend as described in Section 7.4.3. Unless the Committee determines otherwise, Shares of Restricted Stock shall be held by the Company as escrow agent during the applicable Period of Restriction, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate by the Company, which would permit transfer to the Company of all or a portion of the Shares subject to the Restricted Stock Award in the event such Award is forfeited in whole or in part. Upon the grant of a Bonus Stock Award, subject to the
Company’s right to require payment of any taxes, the Company shall deliver to Participant the requisite number of Shares (which may be in book entry or certificate form).
7.4 Other Restrictions. The Committee, in its sole discretion, may impose such other restrictions on Shares subject to an Award of Restricted Stock as it may deem advisable or appropriate, in accordance with this Section 7.4.
7.4.1. General Restrictions. The Committee may set restrictions based upon the achievement of specific performance objectives (Company-wide, business unit or individual), applicable federal or state securities laws, or any other basis determined by the Committee in its discretion.
7.4.2. Reserved. ~~Section 162(m) Performance Restrictions. In the case of Awards of Restricted Stock which are intended to satisfy the requirements for “qualified performance-based compensation” under Section 162(m) of the Code, the Committee shall set restrictions based upon the achievement of Performance Goals.~~

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7.4.3. Legend on Certificates. The Committee, in its discretion, may legend the certificates representing Restricted Stock during the Period of Restriction to give appropriate notice of such restrictions. For example, the Committee may determine that some or all certificates representing Shares of Restricted Stock shall bear the following legend:
“The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the CME Group Inc. Third Amended and Restated Omnibus Stock Plan (the “Plan”) and in an Award Agreement (as defined by the Plan). A copy of the Plan and such Award Agreement may be obtained from the Secretary of CME Group Inc.”
7.5 Removal of Restrictions. Shares of Restricted Stock covered by a Restricted Stock Award made under the Plan shall be released from escrow as soon as practicable after the termination of the Period of Restriction (and the satisfaction or attainment of any applicable Performance Goals) and, subject to the Company’s right to require payment of any taxes, the Company shall deliver to Participant the requisite number of Shares (which may be in book entry or certificate form).
7.6 Voting Rights. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless otherwise provided in the Award Agreement.
7.7 Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed shall revert to the Company and again shall become available for Awards under the Plan.
7.8 Termination of Service.
7.9.1. Disability and Death. Unless otherwise specified in the Award Agreement pertaining to a Restricted Stock Award granted to a Participant, upon the Participant’s Termination of Service by reason of Disability or death, the Period of Restriction shall terminate as of such date, and all Performance Goals shall be deemed to have been satisfied at the target level.
7.9.2. Other Termination of Service. Unless otherwise specified in the Award Agreement pertaining to a Restricted Stock Award granted to a Participant, upon the Participant’s Termination of Service for any reason other than Disability or death, the portion of such Award which is subject to a Period of Restriction on such date shall be forfeited by the Participant and canceled by the Company.
ARTICLE 8
PERFORMANCE SHARE AWARDS
8.1 Performance Share Awards. Subject to the provisions of the Plan, Performance Share Awards may be granted to such Employees at such times, and subject to such terms and conditions, as determined by the Committee in its sole discretion; provided, however, that Performance Share Awards may be granted only with respect to Class A Shares.
8.2 Terms of Performance Share Award Agreement.
8.2.1. Number of Performance Shares and Performance Goals. The Award Agreement pertaining to a Performance Share Award shall specify the number of Performance Shares subject to the Award and the Performance Goals and the Performance Period.
8.2.2. Vesting and Forfeiture. The Award Agreement pertaining to a Performance Share Award shall specify, in the Committee’s discretion and subject to the terms of the Plan, for the vesting of such Award if specified Performance Goals are satisfied or met during the Performance Period, and for the forfeiture of all or a portion of such Award if specified Performance Goals are not satisfied or met during the Performance Period.
8.2.3. Settlement of Vested Performance Share Awards. The Award Agreement pertaining to a Performance Share Award (i) shall specify whether such Award may be settled in Shares (including Shares of Restricted Stock) or cash or a combination thereof and (ii) may specify whether the holder thereof shall be entitled to receive, on a deferred basis, Dividend Equivalent Rights. If a Performance Share Award is settled in Shares of Restricted Stock, a certificate or certificates or book entry record representing such Restricted Stock shall be issued, and the Participant shall have such rights of a stockholder of the Company as determined pursuant to Section 7.6 and 10.13. Prior to the settlement of a Performance Share Award in Shares, including Restricted Stock, the Participant shall have no rights as a stockholder of the Company with respect to the Shares subject to such Award. Unless otherwise provided in an Award Agreement, Performance Share Awards are intended to quality as short term deferrals for purposes of Section 409A of the Code. Accordingly, settlement of a Performance Share Award shall occur no later than March 15 of the year following the year in which the Performance Goals applicable to such Performance Share Awards are attained, as determined by the Compensation Committee prior to such date, or are deemed to have been attained pursuant to Section 8.3.1. Notwithstanding any provision herein to the contrary, to the extent necessary to avoid adverse tax consequences to a Participant who is a "specified employee" under Section 409A of the Code, settlement of a Performance Share Award shall not be made until after the expiration of the six-month period commencing on the Participant's Termination of Service.

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APPENDIX B	TABLE OF CONTENTS
8.3 Termination of Service.
8.3.1. Disability and Death. Unless otherwise specified in the Award Agreement pertaining to a Performance Share Award granted to a Participant, upon the Participant’s Termination of Service by reason of Disability or death, all Performance Goals shall be deemed to have been satisfied at the target level with respect to such Performance Share Award. ~~In the case of an Award that is intended to qualify as “qualified performance-based compensation” under Section 162(m) of the Code, the preceding sentence shall apply solely with respect to a Termination of Service by reason of Disability or death.~~
8.3.2. Other Termination of Service. Unless otherwise specified in the Award Agreement pertaining to a Performance Share Award granted to a Participant, upon the Participant’s Termination of Service for any reason other than Disability or death, the portion of such Award which is subject to outstanding Performance Goals on such date shall be forfeited by the Participant and canceled by the Company.
ARTICLE 9
RESTRICTED STOCK UNIT AND PERFORMANCE STOCK UNIT AWARDS
9.1 Grant of Restricted Stock Unit and Performance Stock Unit Awards. Subject to the provisions of the Plan, Restricted Stock Unit and Performance Stock Unit Awards may be granted to such Employees at such times, and subject to such terms and conditions, as determined by the Committee in its sole discretion; provided, however, that Performance Stock Unit Awards may be granted only with respect to Class A Shares.
9.2 Terms of Restricted Stock Unit and Performance Stock Unit Award Agreement.
9.2.1. Number of Shares and Performance Goals. The Award Agreement pertaining to a Restricted Stock Unit or Performance Stock Unit Award shall specify the number of Shares subject to the Award and, in the case of Performance Stock Units, the performance metrics (which may include Performance Goals) and the Performance Period.
9.2.2. Vesting and Forfeiture. The Award Agreement pertaining to a Restricted Stock Unit or Performance Stock Unit Award shall specify, in the Committee’s discretion and subject to the terms of the Plan, for the vesting of such Award if the Participant’s employment or service continues for a specified period (in the case of a Restricted Stock Unit) or if specified Performance Goals are satisfied or met during the Performance Period (with respect to a Performance Stock Unit), and for the forfeiture of all or a portion of such Award if specified vesting criteria are not satisfied or met.
9.2.3. Settlement of Vested Restricted Stock Unit or Performance Stock Unit Award. The Award Agreement pertaining to a Restricted Stock Unit or Performance Stock Unit Award (i) shall specify whether such Award may be settled in Shares or cash or a combination thereof and (ii) may specify whether the holder thereof shall be entitled to receive, on a deferred basis, Dividend Equivalent Rights. Prior to the settlement of a Restricted Stock Unit or Performance Stock Unit Award in Shares, the Participant shall have no rights as a stockholder of the Company with respect to the Shares subject to such Award. Settlement of a Performance Stock Unit Award shall occur within 30 days after the date the Performance Goals underlying such Award have been attained. Notwithstanding any provision herein to the contrary, to the extent necessary to avoid adverse tax consequences to a Participant who is a “specified employee” under Section 409A of the Code, settlement of a Restricted Stock Unit or Performance Stock Unit Award shall not be made until after the expiration of the six-month period commencing on the Participant’s Termination of Service.
9.3 Termination of Service. The treatment of Restricted Stock Unit or Performance Stock Unit Awards upon the Participant’s Termination of Service shall be set forth in the applicable Award Agreement. If such treatment is not set forth in the applicable Award Agreement, upon the Participant’s Termination of Service for any reason, the portion of such Award which is unvested on such date shall be forfeited by the Participant and canceled by the Company.
ARTICLE 10
MISCELLANEOUS
10.1 No Effect on Employment or Service. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant’s employment or service at any time, with or without cause. For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Affiliates (or between Affiliates) shall not be deemed a Termination of Service. Employment with the Company and Affiliates is on an at-will basis only.
10.2 Participation. No Employee shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.
10.3 Indemnification. Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may

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be involved by reason of any good faith action taken or good faith failure to act under the Plan or any Award Agreement, and (b) from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf.
The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.
10.4 Successors. All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business or assets of the Company.
10.5 Beneficiary Designations. A Participant under the Plan may name a beneficiary or beneficiaries to whom any vested but unpaid Award shall be paid in the event of the Participant’s death. For purposes of this section, a beneficiary may include a designated trust having as its primary beneficiary a family member of a Participant. Each such designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the Committee. In the absence of any such designation, any vested benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate and, subject to the terms of the Plan and of the applicable Award Agreement, any unexercised vested Award may be exercised by the administrator or executor of the Participant’s estate.
10.6 Nontransferability of Awards. Unless otherwise determined by the Committee with respect to an Award other than an Incentive Stock Option, no Award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, by the laws of descent and distribution, or to the limited extent provided in Section 10.5. Notwithstanding the foregoing, no Award may be transferred for value (within the meaning of the General Instructions to Form S-8 promulgated under the Securities Act of 1933, as amended) prior to vesting and settlement of the Award. All rights with respect to an Award granted to a Participant shall be available during his or her lifetime only to the Participant and may be exercised only by the Participant or the Participant’s legal representative.
10.7 No Rights as Stockholder. Except to the limited extent provided in Sections 7.6 and 7.7, no Participant (nor any beneficiary) shall have any of the rights or privileges of a stockholder of the Company with respect to any Shares issuable pursuant to an Award (or exercise thereof), unless and until certificates representing such Shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant (or beneficiary). Any delivery of Shares hereunder may be in book entry or certificate form, as determined by the Committee or its delegate, in its discretion.
10.8 Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company shall have the power and the right to deduct (including, but not limited to, deduction through a broker-assisted cashless exercise) or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including, but not limited to, the Participant’s FICA and SDI obligations) required to be withheld with respect to such Award (or exercise thereof). Notwithstanding any contrary provision of the Plan, if a Participant fails to remit to the Company such withholding amount within the time period specified by the Committee (in its discretion), the Participant’s Award may, in the Committee’s discretion, be forfeited and in such case the Participant shall not receive any of the Shares subject to such Award.
10.9 Withholding Arrangements. The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit or require a Participant to satisfy all or part of the minimum tax withholding obligations in connection with an Award by (a) having the Company withhold otherwise deliverable Shares, or (b) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld.
10.10 Deferrals. The Committee, in its sole discretion, may permit a Participant to defer receipt of the payment of cash or the delivery of Shares that would otherwise be delivered to a Participant under the Plan. Any such deferral elections shall be subject to such rules and procedures as shall be determined by the Committee in its sole discretion and shall be done in a manner expected not to result in taxation under Section 409A of the Code. Notwithstanding the foregoing, neither the Company nor the Committee shall have any liability to any person in the event Code Section 409A applies to any Award in a manner that results in adverse tax consequences for the Participant or any of his beneficiaries or transferees.
10.11 Change of Control. (a)(1) Notwithstanding any provision in this Plan or any Award Agreement, in the event of a Change of Control pursuant to paragraphs (c) or (d) of Section 2.8 in connection with which the holders of Shares receive shares of common stock that are registered under Section 12 of the 1934 Act, (i) all outstanding Options and SARs shall immediately become exercisable in full, (ii) the Period of Restriction applicable to any outstanding Restricted Stock Award shall lapse, (iii) the Performance Period applicable to any outstanding Performance Share shall lapse, (iv) the Performance Goals applicable to any outstanding award shall be deemed to be satisfied at the greater of actual performance at the time of the Change of Control or the target level and (v) there shall be substituted for each Share

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APPENDIX B	TABLE OF CONTENTS
available under this Plan, whether or not then subject to an outstanding award, the number and class of shares into which each outstanding Share shall be converted pursuant to such Change of Control. In the event of any such substitution, the purchase price per share in the case of an Option and the base price in the case of an SAR shall be appropriately adjusted by the Committee (whose determination shall be final, binding and conclusive), such adjustments to be made in the case of outstanding Options and SARs without an increase in the aggregate purchase price or base price.
(2) Notwithstanding any provision in this Plan or any Award Agreement, in the event of a Change of Control pursuant to paragraph (a) or (b) of Section 2.8, or in the event of a Change of Control pursuant to paragraph (c) or (d) of Section 2.8 in connection with which the holders of Shares receive consideration other than shares of common stock that are registered under Section 12 of the 1934 Act, each outstanding Award shall be surrendered to the Company by the holder thereof, and each such Award shall immediately be canceled by the Company, and the holder shall receive, within ten days of the occurrence of a Change of Control (or such later date as may be required for compliance with Section 409A of the Code), a cash payment from the Company in an amount equal to (i) in the case of an Option, the number of Shares then subject to such Option, multiplied by the excess, if any, of the Fair Market Value of a Share on the date of occurrence of the Change of Control, over the purchase price per Share subject to the Option, (ii) in the case of an SAR other than a tandem SAR, the number of Shares then subject to such SAR, multiplied by the excess, if any, of the Fair Market Value of a Share on the date of occurrence of the Change of Control, over the base price of the SAR, (iii) in the case of a Restricted Stock Award or Performance Share Award, the number of Shares or the number of Performance Shares, as the case may be, then subject to such Award, multiplied by the greater of (A) the highest per Share price offered to stockholders of the Company in any transaction whereby the Change of Control takes place or (B) the Fair Market Value of a Share on the date of occurrence of the Change of Control. Notwithstanding the foregoing, in the event of a Change in Control that does not constitute a “change in control event” as defined for purposes of Section 409A of the Code, the payment with respect to Performance Shares described in clause (iii) of the preceding sentence shall not be paid until the time prescribed in Section 8.2.3 or 9.2.3, as applicable.
In the event of a Change of Control, each tandem SAR shall be surrendered by the holder thereof and shall be canceled simultaneously with the cancellation of the related Option. The Company may, but is not required to, cooperate with any person who is subject to Section 16 of the Exchange Act to assure that any cash payment in accordance with the foregoing to such person is made in compliance with Section 16 and the rules and regulations thereunder.
10.12 Restrictions on Shares. Each Award made hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the Shares subject to such Award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the exercise or settlement of such Award or the delivery of Shares thereunder, such Award shall not be exercised or settled and such Shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing shares delivered pursuant to any Award made hereunder bear a legend in indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.
10.13 Dividend Equivalents Rights. Any Participant selected by the Committee may be granted Dividend Equivalent Rights based on the dividends declared on Shares that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalent Rights shall be converted to cash or additional Shares by such formula and at such time and subject to such limitations as may be determined by the Committee. Notwithstanding the foregoing, if any Award for which Dividend Equivalent Rights have been granted has its vesting or grant dependent upon the achievement of one or more Performance Measures, then the Dividend Equivalent Rights shall accrue and only be paid to the extent the Award becomes vested. Under no circumstances may Dividend Equivalent Rights be granted for any Option or SAR.
10.14 No Representations or Warranties Regarding Tax Affect. Notwithstanding any provision of the Plan to the contrary, the Company and its Affiliates, the Board and the Committee neither represent nor warrant the tax treatment under any federal, state, local or foreign laws and regulations thereunder (individually and collectively referred to as the “Tax Laws”) of any Award granted or any amounts paid to any Participant under the Plan including, but not limited to, when and to what extent such Awards or amounts may be subject to tax, penalties and interest under the Tax Laws.
ARTICLE 11
AMENDMENT, TERMINATION AND DURATION
11.1 Amendment, Suspension or Termination. The Board, in its sole discretion, may amend, suspend or terminate the Plan, or any part thereof, at any time and for any reason, subject to any requirement of stockholder approval required by applicable law, rule or regulation, including ~~Section 162(m) and~~ Section 422 of the Code; provided, however, that notwithstanding any other provision of the Plan or any Award Agreement, without stockholder approval, no such amendment, alternation, suspension, discontinuation or termination shall be made that, absent such stockholder approval:

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•violates the rules or regulations of any securities listing exchange applicable to the Company;
•increases the number of shares authorized under the Plan as specified in Section 4.1 of the Plan (other than pursuant to adjustments made under Article 4);
•permits the Award of Options or SARs at a price less than 100% of the Fair Market Value of a Share on the date of grant of such Option or SAR;
•permits the repricing of Options or SARs, as prohibited by Article 12 of the Plan; or
•expands the classes or categories of persons eligible to receive Awards under the Plan.
The amendment, suspension or termination of the Plan shall not, without the consent of the Participant, alter or impair any rights or obligations under any Award theretofore granted to such Participant. No Award may be granted during any period of suspension or after termination of the Plan.
11.2 Duration of the Plan. The Plan shall, subject to Section 11.1 (regarding the Board’s right to amend or terminate the Plan), terminate on ~~June 30, 2022~~May 4, 2032, unless earlier terminated by the Board. The termination of the Plan shall not affect any Awards granted prior to the termination of the Plan.
ARTICLE 12
PROHIBITION ON REPRICING; RECOUPMENT
12.1 Prohibition on Repricing. Except as provided in Section 4.3 of the Plan, no Option or SAR may be amended to reduce its initial exercise or grant price and no Option or SAR shall be cancelled in exchange for cash, other Awards or replaced with Options or SARs having a lower exercise or grant price, without the approval of the stockholders of the Company.
12.2 Recoupment. Awards under the Plan shall be subject to any recoupment or “claw-back” policy adopted by the Company and in effect from time to time or as may be required under applicable law.
ARTICLE 13
LEGAL CONSTRUCTION
13.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.
13.2 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.
13.3 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.
13.4 Section 409A. The Plan is intended to comply with Section 409A of the Code and the interpretative guidance thereunder and shall at all times be interpreted and administered in accordance with such intent. To the extent that any provision of the Plan violates Section 409A, such provision shall be automatically reformed, if possible, to comply with Section 409A or stricken from the Plan. If an operational failure occurs with respect to Section 409A requirements, any affected Participant shall fully cooperate with the Company to correct the failure, to the extent possible, in accordance with any correction procedure established by the Internal Revenue Service. No provision of the Plan shall be interpreted to transfer any liability for a failure to comply with Section 409A from a Participant or any other individual to the Company.
13.5 Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware, but without regard to its conflict of law provisions.
13.6 Captions. Captions are provided herein for convenience only, and shall not serve as a basis for interpretation or construction of the Plan.

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APPENDIX B	TABLE OF CONTENTS
Appendix C – Amended and Restated CME Group Inc. Director Stock Plan
CME GROUP INC.
DIRECTOR STOCK PLAN
Amended and Restated Effective May ~~21~~ 4, ~~2014~~ 2022
1. Purpose. The purpose of the CME Group Inc. Director Stock Plan (the “Plan”) is to provide CME Group Inc. (the “Company”) with an effective means of attracting, retaining, and motivating non-employee directors of the Company and to further align their interests with those of the Company’s shareholders by providing for or increasing their stock ownership interests in the Company.
2. Eligibility. Any director of the Company who is not an employee of the Company (“Eligible Director”) is eligible to participate in the Plan.
3. Administration. The Plan shall be administered by a Committee (the “Committee”) of the Board of Directors of the Company (the “Board”) comprised solely of independent directors. Initially, the Committee responsible for the administration of the Plan shall be the Compensation Committee. Except as otherwise expressly provided in the Plan, the Committee shall have full power and authority to interpret and administer the Plan, to determine the Eligible Directors to receive awards and the amounts, types and terms of the awards, to adopt, amend, and rescind rules and regulations, and to establish terms and conditions, not inconsistent with the provisions of the Plan, for the administration and implementation of the Plan, provided, however, that the Committee may not (subject to Section 8 hereof), after the date of any award, make any changes that would adversely affect the rights of a recipient under such award without the consent of the recipient. The determination of the Committee on all matters shall be final and conclusive and binding on the Company and all Eligible Directors and other interested parties.
4. Awards. Awards may be made by the Committee in such amounts as it shall determine in cash, in unrestricted shares of Class A common stock of the Company (“Common Stock”), in options to purchase shares of Common Stock of the Company (“Options”) or in shares of Common Stock subject to certain restrictions (“Restricted Stock”) or any combination thereof. There shall be ~~625,000~~ 725,000 shares of Common Stock available for issuance in connection with awards under the Plan, subject to adjustment as provided in Section 8. To the extent shares subject to an outstanding award are not issued or delivered by reason of the expiration, termination, or cancellation or forfeiture or by reason of the delivery or withholding of shares to pay all or a portion of the exercise price of an award, if any, or to satisfy all or a portion of the tax withholding obligations relating to an award, then the corresponding number of shares which were reserved for issuance in connection therewith shall again be available for the purposes of the Plan. Shares available under the Plan may be authorized and unissued shares or may be treasury shares or a combination thereof.
5. Restricted Stock Grants. Awards of Restricted Stock may be granted by the Committee to Eligible Directors subject to such restrictions on transfer and forfeiture conditions as the Committee may deem appropriate. Shares subject to a grant of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated during the applicable period of restriction. Each grant of Restricted Stock shall be evidenced by a Restricted Stock agreement that shall specify the number of shares granted, the period of restriction applicable to the grant of Restricted Stock and such other terms and conditions as the Committee, in its sole discretion, shall determine. The period of restriction applicable to each grant of Restricted Stock which vests based upon continued service shall be at least one (1) year (subject to the change of control provisions set forth in Section 8). Unless the Committee determines otherwise, shares of Restricted Stock shall be held by the Company as escrow agent during the applicable period of restriction, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate by the Committee, which would permit transfer to the Company of all or a portion of the Restricted Stock in the event such Restricted Stock is forfeited in whole or in part. The Committee may, in its discretion, legend the certificates representing Restricted Stock during the applicable period of restriction to give appropriate notice of such restrictions. For example, the Committee may determine that some or all certificates representing shares of Restricted Stock shall bear the following legend:
“The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the CME Group Inc. Director Stock Plan (the “Plan”), and in a restricted stock agreement. A copy of the Plan and such restricted stock agreement may be obtained from the Secretary of CME Group Inc.”
 During any applicable period of restriction, Eligible Directors holding Restricted Stock may exercise full voting rights with respect to such Restricted Stock and shall be entitled to receive all dividends and other distributions paid with respect to such Restricted Stock, unless

122	CME GROUP	2022 PROXY STATEMENT

otherwise provided in the applicable Restricted Stock agreement. Any delayed dividend or distribution shall be paid in a manner which complies with the requirements of Section 409A of the Internal Revenue Code.
6. Stock Option Awards.
a. Type of Options. Any Options granted under the Plan shall be in the form of Options which do not qualify as incentive stock options under Section 422 of the Internal Revenue Code.
b. Purchase Price. The purchase price of the Common Stock under each Option shall be determined by the Committee, but shall not be less than 100 percent of the fair market value of the Common Stock on the date of the award of the Option. “Fair market value” for purposes of the Plan means the closing transaction price of the Common Stock on the NASDAQ Global Select Market or other applicable exchange upon which the Common Stock is traded on the date as of which such value is being determined.
c. Terms and Conditions. The Committee shall establish (i) the term of each Option, (ii) the terms and conditions upon which, and the times when, each Option shall be exercised, and (iii) the terms and conditions under which Options may be exercised after termination as an Eligible Director for any reason for periods not to exceed three (3) years after such termination.
d. Expiration Dates. Each Option shall terminate not later than the date determined by the Committee; provided, however, that the expiration date shall not be later than the tenth anniversary of the grant date.
e. Purchase by Cash or Stock. The purchase price of shares purchased upon the exercise of any Option shall be paid (i) in full in cash, (ii) in whole or in part (in combination with cash) in full shares of Common Stock owned by the Eligible Director and valued at its fair market value on the date of exercise, or (iii) by any other means which the Committee, in its sole discretion, determines to provide legal consideration for the purchase price of the shares, all pursuant to procedures approved by the Committee consistent with the purposes of the Plan.
f. Transferability. Options shall not be transferable other than by will or pursuant to the laws of descent and distribution. During the lifetime of the person to whom an Option has been awarded, it may be exercisable only by such person or one acting in his or her stead or in a representative capacity. Upon or after the death of the person to whom an Option is awarded, an Option may be exercised by the Eligible Director’s legatee or legatees under his last will, or by the Option holder’s personal representative or distributee’s executive, administrator, or personal representative or designee in accordance with the terms of the Option.
7. Termination of Service. Unless otherwise provided by the Committee at the time of grant, if a director’s service ends for any reason other than by death, permanent disability (as determined by the Board) or expiration of his or her term of service as a director, any unvested portion of an award granted hereunder shall immediately terminate and be forfeited to the Company without consideration. Upon a termination of service due to death, permanent disability or expiration of term of service as a director, all unvested awards granted hereunder shall immediately become fully vested.
8. Adjustments and Reorganizations. In the event of any merger, reorganization, consolidation, recapitalization, liquidation, stock dividend, extraordinary cash dividend, split-up, share combination, or other similar change in the corporate structure of the Company affecting the Common Stock, the Committee shall adjust the number, class and series of securities available under the Plan, the number, class, series and purchase price of securities subject to outstanding awards under the Plan and the numerical limit set forth in Section 4 in such manner as the Committee in its sole discretion shall determine to be appropriate to prevent the dilution or diminution of outstanding awards under the Plan. Notwithstanding anything in this Plan to the contrary, all awards outstanding hereunder shall become fully vested upon the occurrence of a change of control. “Change of control” shall have the meaning set forth in the Company’s Amended and Restated Omnibus Stock Plan, as in effect on the date the amendment and restatement of this Plan is approved by shareholders of the Company.
9. Tax Withholding. The Company shall have the right to (i) make deductions from any settlement of an award under the Plan, including the delivery or vesting of shares, or require shares or cash or both be withheld from any award, in each case in an amount sufficient to satisfy withholding of any federal, state, or local taxes required by law, or (ii) take such other action as may be necessary or appropriate to satisfy any such withholding obligations. The Committee may determine the manner in which such tax withholding may be satisfied, and may permit shares of Common Stock to be used to satisfy required tax withholding based on the fair market value of any such shares of Common Stock, as of the appropriate time of each award.
10. Expenses. The expenses of administering the Plan shall be borne by the Company.
11. Amendments. The Board shall have complete power and authority to amend the Plan, provided that the Board shall not amend the Plan in any manner that requires shareholder approval under applicable law without such approval; provided, further, that notwithstanding any other provision of the Plan or any Award Agreement, without stockholder approval, no such amendment, alternation, suspension, discontinuation or termination shall be made that, absent such stockholder approval:

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• violates the rules or regulations of any securities listing exchange applicable to the Company;
•increases the number of shares authorized under the Plan as specified in Section 4 of the Plan (other than pursuant to adjustments governed by Section 8);
•~~increases the number of shares authorized under the Plan as specified in Section 4 of the Plan (other than pursuant to adjustments governed by Section 8);~~
•permits the award of options with an exercise price less than 100% of the fair market value of a share on the date of grant of such option;
•permits the repricing of options, as prohibited by Section 12 of the Plan; or
•expands the classes or categories of persons eligible to receive awards under the Plan.
No amendment to the Plan may, without the consent of the individual to whom the award shall theretofore have been awarded, adversely affect the rights of an individual under the award.
12. Certain Prohibitions ~~on Repricing~~. Except for adjustment governed by Section 8 of the Plan, no outstanding option may be amended to reduce its initial exercise or grant price and no outstanding option shall be cancelled in exchange for cash, other awards or replaced with an option having a lower exercise or grant price, without the approval of the shareholders of the Company. No award granted under the Plan may be transferred for value (within the meaning of the General Instructions to Form S-8 promulgated under the Securities Act of 1933, as amended) prior to vesting and settlement of the award.
13. Governing Law; Requirements of Law. The Plan and all awards shall be construed in accordance with and governed by the laws of the State of Delaware, but without regard to its conflict of law provisions. Each award made hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the Common Stock subject to such award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the exercise or settlement of such award or the delivery of Common Stock thereunder, such award shall not be exercised or settled and such Common Stock shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company.
14. Effective Date of the Plan. The Plan shall become effective upon the date upon which it is approved by the Company’s shareholders.
15. Termination. The Board may terminate the Plan or any part thereof at any time, provided that no termination may, without the consent of the individual to whom any award shall theretofore have been made, adversely affect the rights of an individual under the award. The Plan shall terminate no later than May ~~21~~ 4, ~~2024~~ 2032, unless earlier terminated by the Board.
16. Other Actions. Nothing contained in the Plan shall be deemed to preclude other compensation plans which may be in effect from time to time or be construed to limit the authority of the Company to exercise its corporate rights and powers, including, but not by way of limitation, the right of the Company (a) to award options for proper corporate purposes otherwise than under the Plan to an employee or other person, firm, corporation, or association, or (b) to award options to, or assume the option of, any person in connection with the acquisition, by purchase, lease, merger, consolidation, or otherwise, of the business and assets (in whole or in part) of any person, firm, corporation, or association. The grant of an award pursuant to the Plan is no guarantee that an Eligible Director will be renominated, reelected or reappointed as a director, and nothing in the Plan shall be construed as conferring upon an Eligible Director the right to continue to be associated with the Company as a director or otherwise.
17. Section 409A. The Plan and each award made under the Plan are intended to comply with or be exempt from Section 409A of the Internal Revenue Code and the interpretative guidance thereunder and shall at all times be interpreted and administered in accordance with such intent. To the extent that any provision of the Plan violates Section 409A, such provision shall be automatically reformed, if possible, to comply with Section 409A or stricken from the Plan. If an operational failure occurs with respect to Section 409A requirements, any affected Eligible Director shall fully cooperate with the Company to correct the failure, to the extent possible, in accordance with any correction procedure established by the Internal Revenue Service. No provision of the Plan shall be interpreted to transfer any liability for a failure to comply with Section 409A from an Eligible Director or any other individual to the Company.

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TABLE OF CONTENTS	APPENDIX C
Appendix D – Amended and Restated CME Group Inc. Employee Stock Purchase Plan
AMENDED AND RESTATED
CME GROUP INC.
EMPLOYEE STOCK PURCHASE PLAN
(amended and restated as of May ~~23~~ 4, ~~2012~~ 2022)
1. Effective Date. The CME Group Inc. Employee Stock Purchase Plan (the “Plan”) was originally adopted as the Chicago Mercantile Exchange Holdings Inc. Employee Stock Purchase Plan effective as of April 27, 2005, and was amended and restated from time to time thereafter and is hereby further amended and restated as of May ~~23~~ 4, ~~2012~~ 2022.
2. Purpose. The Plan is established for the benefit of employees of CME Group Inc. (the “Company”) and its Designated Subsidiaries. The Plan is intended to provide the employees of the Company and its Designated Subsidiaries with an opportunity to purchase shares of Class A common stock of the Company (the “Shares”). It is the intention of the Company that the Plan qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”), and the Plan shall be construed in a manner consistent with the requirements of such Section of the Code.
2. Definitions.
a. “Board” shall mean the Board of Directors of the Company.
b. “Change in Capitalization” shall mean any merger, reorganization, consolidation, recapitalization, liquidation, stock dividend, split-up, share combination, or other similar change in the corporate structure of the Company affecting the Shares.
c. “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.
d. “Committee” shall mean the Compensation Committee or any other committee of members of the Board appointed by the Board to administer the Plan and to perform the functions of the Committee as set forth herein.
e. “Company” shall mean CME Group Inc., a Delaware corporation, and any successor corporation.
f. “Continuous Status as an Employee” shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Employee’s Employer, if such leave is for a continuous period of not more than three months or if re-employment upon the expiration of such leave is guaranteed by contract or statute.
g. “Designated Subsidiaries” shall mean the Subsidiaries of the Company which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan, which may include corporations which become subsidiaries of the Company after the adoption of the Plan.
h. “Employee” shall mean any person, including an officer, who is an employee of the Company or a Designated Subsidiary of the Company.
i. “Employer” shall mean, as to any particular Employee, the corporation which employs such Employee, whether it is the Company or a Designated Subsidiary of the Company.
j. “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
k. “Exercise Date” shall mean the Trading Day that occurs on or immediately following the six month anniversary of the Offering Date at the commencement of the Purchase Period, except as the Committee may otherwise provide.
l. “Fair Market Value” per Share as of a particular date shall mean (i) the closing sales price per Share on such date, as reported by the Composite Transactions reporting system or if not so reported, as reported by the New York Stock Exchange, ~~or~~ (ii) in the event the Shares are not traded on such date, the closing price per Share, as so reported on the immediately preceding date on which trading

2022 PROXY STATEMENT	CME GROUP	125

occurred, or if not so reported, as reported by any national securities exchange on which the Shares are listed or (iii) such other method of determining Fair Market Value as is consistent with the requirements of Section 423 of the Code.
m. “Offering Date” shall mean the first Trading Day of each Purchase Period of the Plan. The Offering Date of a Purchase Period is the grant date for the options offered in such Purchase Period.
n. “Participant” shall mean an Employee who participates in the Plan.
o. “Plan” shall mean the CME Group Inc. Amended and Restated Employee Stock Purchase Plan, as amended from time to time.
p. “Purchase Period” shall mean each approximately six-month period commencing on the Trading Day next following the last previous Exercise Date and ending on the Trading Day that occurs on or immediately following the six month anniversary of the commencement of the Purchase Period.
q. “Shares” shall mean shares of the Class A common stock of the Company.
r. “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting an option, each of the corporations other than the last corporation in the unbroken chain owns shares possessing fifty percent (50%) or more of the total combined voting power of all classes of shares in one of the other corporations in such chain.
s. “Trading Day” shall mean a day on which the New York Stock Exchange is open for trading.
3. Eligibility.
a. Subject to the requirements of Section 3.b. hereof, any person who is an Employee as of an Offering Date shall be eligible to participate in the Plan and be granted an option for the Purchase Period commencing on such Offering Date. Notwithstanding the foregoing, the Committee may, in its discretion and to the extent permissible under Section 423 of the Code, exclude all or a portion of Employees who are highly compensated Employees within the meaning of Section 423(b)(4)(D) of the Code from participation in the Plan.
b. Notwithstanding any provisions of the Plan to the contrary, no Employee shall be granted an option under the Plan if, immediately after the grant, (i) such Employee (or any other person whose shares would be attributed to such Employee pursuant to Section 424(d) of the Code) would own shares and/or hold outstanding options to purchase shares possessing five percent (5%) or more of the total combined voting power or value of all classes of shares of the Company or of any Subsidiary or Parent of the Company, or (ii) such Employee’s right to purchase shares under all employee stock purchase plans (as described in Section 423 of the Code) of the Company and any Subsidiary of the Company would accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of Fair Market Value of such shares (determined at the time such option is granted) for any calendar year in which such option would be outstanding at any time. Any amounts received from an Employee which cannot be used to purchase Shares as a result of this limitation will be returned as soon as possible to the Employee without interest.
4. Purchase Periods; Duration of Plan. The Plan shall be implemented by a series of consecutive Purchase Periods.
The Plan shall continue until terminated in accordance with Section 18 hereof. Subject to Section 18 hereof, the Committee shall have the power to change the duration and/or the frequency of Purchase Periods with respect to future offerings. In no event, however, shall any option granted hereunder be exercisable more than 27 months from its date of grant.
5. Grant of Option; Participation; Price.
a. On each Offering Date the Company shall commence an offering by granting each eligible Employee who has elected to become a Participant an option to purchase Shares, subject to the limitations set forth in Sections 3.b. and 11 hereof. Each option so granted shall be exercisable for the number of Shares described in Section 7 hereof and shall be exercisable only on the Exercise Date.
b. Each eligible Employee may elect to become a Participant in the Plan with respect to a Purchase Period by filing a subscription agreement with his or her Employer authorizing payroll deductions in accordance with Section 6 hereof and filing it with the Company or the Employer in accordance with the form’s instructions at least ten (10) business days prior to the applicable Offering Date, unless a later time for filing the subscription agreement is set by the Committee for all Employees with respect to a given offering. Such authorization will remain in effect for subsequent Purchase Periods, until modified or terminated by the Participant by giving written notice to his or her Employer prior to the next occurring Exercise Date.
c. The option price per share shall be 90% of the Fair Market Value of a Share on the Exercise Date.

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TABLE OF CONTENTS	APPENDIX D
6. Payroll Deductions.
a. Subject to the provisions hereof, a Participant may, in accordance with rules and procedures adopted by the Committee, authorize a payroll deduction of any whole percentage from one percent to ten percent of such Participant’s base salary each pay period (the permissible range within such percentages to be determined by the Committee from time to time). A Participant may increase or decrease such payroll deduction (including a cessation of payroll deductions) at any time, by filing a new authorization form with his or her Employer. All payroll deductions made by a Participant shall be credited to such Participant’s bookkeeping account under the Plan. Notwithstanding anything to the contrary set forth herein, in no event shall the amount of a Participant’s payroll deductions used to purchase Shares hereunder for any Purchase Period exceed ten percent of the Participant’s annual base salary paid during the Purchase Period, measured based on the annual base salary at the rate in effect on January 1 (or the date of hire, if later) of the year in which the Purchase period commences.
b. Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3.b. hereof, a Participant’s payroll deductions shall be decreased to 0% at any time during a Purchase Period. Payroll deductions shall automatically recommence at the rate provided in such Participant’s subscription agreement (prior to the reduction) at the start of the first Purchase Period commencing in the following calendar year.
c. A Participant may withdraw from the Plan as provided in Section 9, which will terminate his or her payroll deductions for the Purchase Period in which such withdrawal occurs. The Committee may, in its discretion, limit the number of rate changes by Participants during a Purchase Period. A change in rate shall be effective as of the next practicable payroll period following the date of filing of the new subscription agreement.
7. Exercise of Option.
a. Unless a Participant withdraws from the Plan as provided in Section 9 hereof, or unless the Committee otherwise provides, such Participant’s election to purchase Shares shall be exercised automatically on the Exercise Date, and the maximum number of Shares (excluding any fractional Share) subject to such option will be purchased for such Participant at the applicable option price with the accumulated payroll deductions credited to the Participant’s account under the Plan.
b. Any cash balance remaining in a Participant’s account after an Exercise Date will be carried forward to the Participant’s account for the purchase of Shares on the next Exercise Date if the Participant does not elect to cease to participate in the Plan. A Participant who has elected to cease participation in the Plan will receive a cash payment equal to the cash balance of his or her account.
8. Delivery of Shares. As promptly as practicable after each Exercise Date, the number of full Shares purchased by each Participant shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates. Unless otherwise determined by the Committee, Shares delivered to a Participant hereunder may not be assigned, transferred, pledged or otherwise disposed of in any way by the Participant during the six month period following such delivery to the Participant (other than by will, the laws of descent and distribution) and the Shares shall bear a legend denoting such restrictions as may be determined by the Committee to be appropriate.
9. Withdrawal; Termination of Employment.
a. A Participant may withdraw at any time all, but not less than all, cash amounts in his or her account under the Plan that have not been used to purchase Shares by giving written notice to the Company prior to the next occurring Exercise Date. All such cash amount credited to such Participant’s account shall be paid to such Participant promptly after receipt of such Participant’s notice of withdrawal and such Participant’s option for the Purchase Period in which the withdrawal occurs shall be automatically terminated. No further payroll deductions for the purchase of Shares will be made for such Participant during such Purchase Period.
b. Upon termination of a Participant’s Continuous Status as an Employee during a Purchase Period for any reason, including voluntary termination, retirement or death, the cash amounts credited to such Participant’s account that have not been used to purchase Shares shall be returned to such Participant and such Participant’s option for the Purchase Period in which the termination occurs will be automatically terminated.
c. A Participant’s withdrawal from a Purchase Period will not have any effect upon such Participant’s eligibility to participate in a succeeding Purchase Period or in any similar plan which may hereafter be adopted by the Company.
10. Interest. No interest shall accrue on or be payable with respect to any cash amount credited to a Participant under the Plan.

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APPENDIX D	TABLE OF CONTENTS
11. Shares.
a. Subject to adjustment as provided in Section 16 hereof, the maximum number of Shares which shall be reserved for sale under the Plan shall be ~~100,000~~ 800,000 Shares. If any option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased Shares subject thereto shall again be available under the Plan. Such reserved Shares shall be either authorized and unissued Shares or Shares which have been reacquired by the Company. If the total number of Shares which would otherwise be purchased pursuant to options granted hereunder on an Exercise Date exceeds the number of Shares then available under the Plan (after deduction of all Shares for which options have been exercised or are then outstanding), the Committee shall make a pro rata allocation of the Shares remaining available for option grant in as uniform a manner as shall be practicable and as it shall determine to be equitable and in compliance with the provisions of Section 423 of the Code. In such event, the Committee shall give written notice to each Participant of such reduction of the number of option Shares affected thereby and shall similarly reduce the rate of payroll deductions, if necessary.
b. Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant or, at the election of the Participant, in the name of the Participant and another person as joint tenants with rights of survivorship.
12. Administration. The Plan shall be administered by the Committee, and the Committee may select administrator(s) to whom its duties and responsibilities hereunder may be delegated. The Committee shall have full power and authority, subject to the provisions of the Plan, to promulgate such rules and regulations as it deems necessary for the proper administration of the Plan, to interpret the provisions and supervise the administration of the Plan, and to take all action in connection therewith or in relation thereto as it deems necessary or advisable. Except as otherwise provided by the Committee, each Employer shall be charged with all expenses incurred in the administration of the Plan with respect to such Employer’s Employees. No member of the Committee shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan, and all members of the Committee shall be fully indemnified by the Company with respect to any such action, determination or interpretation. All decisions, determinations and interpretations of the Committee shall be final and binding on all persons, including the Company, the Participant (or any person claiming any rights under the Plan from or through any Participant) and any shareholder.
13. Transferability. Neither cash amounts credited to a Participant’s account nor any rights with regard to the exercise of an option or to receive Shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 9 hereof.
14. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such funds.
15. Reports. Individual accounts will be maintained for each Participant in the Plan. Statements of account will be given to Participants as soon as practicable following each Purchase Period, which statements will set forth the amounts of payroll deductions, the per Share purchase price, the number of Shares purchased and the remaining cash balance, if any.
16. Effect of Certain Changes. In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate equitable adjustments, if any, to be made under the Plan, including without limitation adjustments to the number of Shares which have been authorized for issuance under the Plan but have not yet been placed under option, as well as the price per Share covered by each option under the Plan which has not yet been exercised.
17. Term of Plan. Subject to the Board’s right to discontinue the Plan (and thereby end its Term) pursuant to Section 18 hereof, the Term of the Plan (and its last Purchase Period) shall end on ~~June 30, 2022~~May 4, 2032. Upon any discontinuance of the Plan, unless the Committee shall determine otherwise, any assets remaining in the Participants’ accounts under the Plan shall be delivered to the respective Participant (or the Participant’s legal representative) as soon as practicable.
18. Amendment to and Discontinuance of Plan. The Board may at any time amend, suspend or discontinue the Plan. Except as provided in Section 16 hereof, no such suspension or discontinuance may adversely affect options previously granted and no amendment may make any change in any option theretofore granted which adversely affects the rights of any Participant which accrued prior to the date of effectiveness of such amendment without the consent of such Participant. No amendment shall be effective unless it receives the requisite approval of the shareholders of the Company if such shareholder approval of such amendment is required to comply with Section 423 of the Code or to comply with any other applicable law, regulation or stock exchange or national or international quotation system rule.
19. Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

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TABLE OF CONTENTS	APPENDIX D
20. Regulations and Other Approvals; Governing Law.
a. This Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to the choice of law principles thereof, except to the extent that such law is preempted by federal law.
b. The obligation of the Company to sell or deliver Shares with respect to options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.
21. Withholding of Taxes. If the Participant makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Participant pursuant to such Participant’s exercise of an option, and such disposition occurs within the two-year period commencing on the applicable Offering Date or within the one-year period commencing on the day after the applicable Exercise Date, such Participant shall, within ten (10) days of such disposition, notify the Company thereof and thereafter immediately deliver to the Company any amount of Federal, state or local income taxes and other amounts which the Company informs the Participant the Company is required to withhold.
22. Employment At-Will and Limitation of Rights. This Plan is strictly a voluntary undertaking on the part of the Company and shall not constitute a contract between the Employer and any person, or consideration for, or an inducement or condition of, the employment of any person. Nothing contained in the Plan shall alter or supersede the employment at-will relationship, or other employment agreement provisions if applicable, between the Employer and its Employees.

2022 PROXY STATEMENT	CME GROUP	129

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY D69782-P65587 For Against Abstain For Against Abstain ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 10:59 P.M., Central Time, on May 3, 2022. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/CME2022 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any telephone to transmit your voting instructions up until 10:59 P.M., Central Time, on May 3, 2022. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to CME Group Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SHAREHOLDER MEETING REGISTRATION: To vote and/or attend the meeting, go to the "Register for Meeting" link at www.proxyvote.com. SCAN TO VIEW MATERIALS & VOTEw CME GROUP INC. Seventeen will be elected to the Board of Directors 1a. Terrence A. Duffy 1. Election of Equity Directors 1j. Daniel G. Kaye 1f. Ana Dutra 1c. Charles P. Carey 1k. Phyllis M. Lockett 1h. Larry G. Gerdes 1b. Timothy S. Bitsberger 1g. Martin J. Gepsman 1d. Dennis H. Chookaszian 1e. Bryan T. Durkin 1i. Daniel R. Glickman The Board of Directors recommends votes "FOR" Proposals 1, 2, 3, 4, 5 and 6. 2. Ratification of the appointment of Ernst & Young as our independent registered public accounting firm for 2022. 3. Advisory vote on the compensation of our named executive officers. 4. Approval of the Amended and Restated CME Group Inc. Omnibus Stock Plan. 5. Approval of the Amended and Restated CME Group Inc. Director Stock Plan. 6. Approval of the Amended and Restated CME Group Inc. Employee Stock Purchase Plan. 1o. William R. Shepard 1m. Terry L. Savage 1p. Howard J. Siegel 1l. Deborah J. Lucas 1n. Rahael Seifu 1q. Dennis A. Suskind ! ! !

D69783-P65587 This is notice of the Annual Meeting of Shareholders of CME Group Inc. to be held on Wednesday, May 4, 2022 at 10:00 a.m. Central Time at www.virtualshareholdermeeting.com/CME2022. How to Attend the Virtual Annual Meeting: To support the health and well-being of our employees and shareholders, this year’s Annual Meeting of Shareholders will be a virtual meeting, held exclusively via live audio webcast at www.virtualshareholdermeeting.com/CME2022. You will not be able to attend in person. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice, Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com. This Proxy is being solicited by the Board of Directors of CME Group Inc. ("CME Group") for the Annual Meeting of Shareholders on Wednesday, May 4, 2022. The undersigned hereby appoint(s) Terrence A. Duffy, Kathleen M. Cronin and Margaret Austin Wright with full power to act alone and with full power of substitution, as proxies to attend the Annual Meeting of Shareholders of CME Group Inc. to be held virtually at www.virtualshareholdermeeting.com/CME2022 on Wednesday, May 4, 2022 at 10:00 a.m. Central Time, and any adjournment or postponement thereof, and to vote all shares of Class A common stock of CME Group, held of record by such shareholder(s) as of the close of business on March 7, 2022, upon the proposals as designated on the reverse side. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTION IS GIVEN, YOUR PROXIES WILL HAVE THE AUTHORITY TO VOTE "FOR" PROPOSALS 1, 2, 3, 4, 5 AND 6 AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. The proposals are fully set forth in the Proxy Statement related to the Annual Meeting, receipt of which is hereby acknowledged. If you wish to vote in accordance with the recommendations of the company, please sign the reverse side; no boxes need to be checked.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY D69784-P65587 For Against Abstain For Against Abstain VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 10:59 P.M., Central Time, on May 3, 2022. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/CME2022 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to CME Group Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SHAREHOLDER MEETING REGISTRATION: To vote and/or attend the meeting, go to the "Register for Meeting" link at www.proxyvote.com. SCAN TO VIEW MATERIALS & VOTEw 20 S. WACKER DRIVE CHICAGO, IL 60606 CME GROUP INC. The Board of Directors recommends votes "FOR" Proposals 1, 2, 3, 4, 5 and 6. Seventeen will be elected to the Board of Directors 1. Election of Equity Directors 1a. Terrence A. Duffy 1j. Daniel G. Kaye 1f. Ana Dutra 1c. Charles P. Carey 1k. Phyllis M. Lockett 1h. Larry G. Gerdes 1b. Timothy S. Bitsberger 1g. Martin J. Gepsman 1d. Dennis H. Chookaszian 1e. Bryan T. Durkin 1l. Deborah J. Lucas 1i. Daniel R. Glickman 1n. Rahael Seifu 1m. Terry L. Savage 1o. William R. Shepard 1p. Howard J. Siegel 1q. Dennis A. Suskind 3. Advisory vote on the compensation of our named executive officers. 6. Approval of the Amended and Restated CME Group Inc. Employee Stock Purchase Plan. 4. Approval of the Amended and Restated CME Group Inc. Omnibus Stock Plan. 2. Ratification of the appointment of Ernst & Young as our independent registered public accounting firm for 2022. 5. Approval of the Amended and Restated CME Group Inc. Director Stock Plan. 7a. William W. Hobert (WH) 7b. Patrick J. Mulchrone (PJM) 7c. Robert J. Tierney Jr. (RJT) 7. Election of Three Class B-1 Directors The Nominating and Governance Committee recommends a vote “FOR” all of the Class B-1 director nominees. ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !!

D69785-P65587 This is notice of the Annual Meeting of Shareholders of CME Group Inc. to be held on Wednesday, May 4, 2022 at 10:00 a.m. Central Time at www.virtualshareholdermeeting.com/CME2022. How to Attend the Virtual Annual Meeting: To support the health and well-being of our employees and shareholders, this year’s Annual Meeting of Shareholders will be a virtual meeting, held exclusively via live audio webcast at www.virtualshareholdermeeting.com/CME2022. You will not be able to attend in person. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice, Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com. This Proxy is being solicited by the Board of Directors of CME Group Inc. ("CME Group") for the Annual Meeting of Shareholders on Wednesday, May 4, 2022. The undersigned hereby appoint(s) Terrence A. Duffy, Kathleen M. Cronin and Margaret Austin Wright with full power to act alone and with full power of substitution, as proxies to attend the Annual Meeting of Shareholders of CME Group Inc. to be held virtually at www.virtualshareholdermeeting.com/CME2022 on Wednesday, May 4, 2022 at 10:00 a.m. Central Time, and any adjournment or postponement thereof, and to vote all shares of Class B-1 common stock of CME Group, held of record by such shareholder(s) as of the close of business on March 7, 2022, upon the proposals as designated on the reverse side. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTION IS GIVEN, YOUR PROXIES WILL HAVE THE AUTHORITY TO VOTE "FOR" PROPOSALS 1, 2, 3, 4, 5, 6 AND 7 LISTED ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. The proposals are fully set forth in the Proxy Statement related to the Annual Meeting, receipt of which is hereby acknowledged. If you wish to vote in accordance with the recommendations of the company, please sign the reverse side; no boxes need to be checked.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY D69786-P65587 For Against Abstain For Against Abstain CME GROUP INC. 6. Approval of the Amended and Restated CME Group Inc. Employee Stock Purchase Plan. 4. Approval of the Amended and Restated CME Group Inc. Omnibus Stock Plan. 5. Approval of the Amended and Restated CME Group Inc. Director Stock Plan. 7a. Michael G. Dennis (MKI) 7b. Patrick W. Maloney (PAT) 7c. John (Jack) D. Newhouse Jr. (JDN) The Board of Directors recommends votes "FOR" Proposals 1, 2, 3, 4, 5 and 6. Seventeen will be elected to the Board of Directors 1. Election of Equity Directors 3. Advisory vote on the compensation of our named executive officers. 2. Ratification of the appointment of Ernst & Young as our independent registered public accounting firm for 2022. 1a. Terrence A. Duffy 1j. Daniel G. Kaye 1f. Ana Dutra 1c. Charles P. Carey 1k. Phyllis M. Lockett 1h. Larry G. Gerdes 1b. Timothy S. Bitsberger 1g. Martin J. Gepsman 1d. Dennis H. Chookaszian 1e. Bryan T. Durkin 1l. Deborah J. Lucas 1i. Daniel R. Glickman 1o. William R. Shepard 1p. Howard J. Siegel 1q. Dennis A. Suskind 1n. Rahael Seifu 1m. Terry L. Savage The Nominating and Governance Committee recommends a vote “FOR” up to two of any of the following Class B-2 director nominees. 7. Election of Two Class B-2 Directors VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 10:59 P.M., Central Time, on May 3, 2022. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/CME2022 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to CME Group Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SHAREHOLDER MEETING REGISTRATION: To vote and/or attend the meeting, go to the "Register for Meeting" link at www.proxyvote.com. SCAN TO VIEW MATERIALS & VOTEw ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !!

D69787-P65587 This is notice of the Annual Meeting of Shareholders of CME Group Inc. to be held on Wednesday, May 4, 2022 at 10:00 a.m. Central Time at www.virtualshareholdermeeting.com/CME2022. How to Attend the Virtual Annual Meeting: To support the health and well-being of our employees and shareholders, this year’s Annual Meeting of Shareholders will be a virtual meeting, held exclusively via live audio webcast at www.virtualshareholdermeeting.com/CME2022. You will not be able to attend in person. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice, Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com. This Proxy is being solicited by the Board of Directors of CME Group Inc. ("CME Group") for the Annual Meeting of Shareholders on Wednesday, May 4, 2022. The undersigned hereby appoint(s) Terrence A. Duffy, Kathleen M. Cronin and Margaret Austin Wright with full power to act alone and with full power of substitution, as proxies to attend the Annual Meeting of Shareholders of CME Group Inc. to be held virtually at www.virtualshareholdermeeting.com/CME2022 on Wednesday, May 4, 2022 at 10:00 a.m. Central Time, and any adjournment or postponement thereof, and to vote all shares of Class B-2 common stock of CME Group, held of record by such shareholder(s) as of the close of business on March 7, 2022, upon the proposals as designated on the reverse side. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTION IS GIVEN, YOUR PROXIES WILL HAVE THE AUTHORITY TO VOTE "FOR" PROPOSALS 1, 2, 3, 4, 5 AND 6 AND TO “ABSTAIN” FROM PROPOSAL 7 LISTED ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. The proposals are fully set forth in the Proxy Statement related to the Annual Meeting, receipt of which is hereby acknowledged. If you wish to vote in accordance with the recommendations of the company, please sign the reverse side; no boxes need to be checked.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY D69788-P65587 For Against Abstain For Against Abstain SCAN TO VIEW MATERIALS & VOTEw VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 10:59 P.M., Central Time, on May 3, 2022. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/CME2022 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to CME Group Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SHAREHOLDER MEETING REGISTRATION: To vote and/or attend the meeting, go to the "Register for Meeting" link at www.proxyvote.com. The Board of Directors recommends votes "FOR" Proposals 1, 2, 3, 4, 5 and 6. Seventeen will be elected to the Board of Directors 1. Election of Equity Directors 3. Advisory vote on the compensation of our named executive officers. 2. Ratification of the appointment of Ernst & Young as our independent registered public accounting firm for 2022. 1a. Terrence A. Duffy 1j. Daniel G. Kaye 1f. Ana Dutra 1c. Charles P. Carey 1k. Phyllis M. Lockett 1h. Larry G. Gerdes 1b. Timothy S. Bitsberger 1g. Martin J. Gepsman 1d. Dennis H. Chookaszian 1e. Bryan T. Durkin 1l. Deborah J. Lucas 1i. Daniel R. Glickman 1o. William R. Shepard 1p. Howard J. Siegel 1q. Dennis A. Suskind 1n. Rahael Seifu 1m. Terry L. Savage CME GROUP INC. The Nominating and Governance Committee recommends a vote “FOR” the one Class B-3 director nominee. 7a. Elizabeth A. Cook (LZY) 7. Election of One Class B-3 Director 6. Approval of the Amended and Restated CME Group Inc. Employee Stock Purchase Plan. 4. Approval of the Amended and Restated CME Group Inc. Omnibus Stock Plan. 5. Approval of the Amended and Restated CME Group Inc. Director Stock Plan. ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !!

D69789-P65587 This is notice of the Annual Meeting of Shareholders of CME Group Inc. to be held on Wednesday, May 4, 2022 at 10:00 a.m. Central Time at www.virtualshareholdermeeting.com/CME2022. How to Attend the Virtual Annual Meeting: To support the health and well-being of our employees and shareholders, this year’s Annual Meeting of Shareholders will be a virtual meeting, held exclusively via live audio webcast at www.virtualshareholdermeeting.com/CME2022. You will not be able to attend in person. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice, Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com. This Proxy is being solicited by the Board of Directors of CME Group Inc. ("CME Group") for the Annual Meeting of Shareholders on Wednesday, May 4, 2022. The undersigned hereby appoint(s) Terrence A. Duffy, Kathleen M. Cronin and Margaret Austin Wright with full power to act alone and with full power of substitution, as proxies to attend the Annual Meeting of Shareholders of CME Group Inc. to be held virtually at www.virtualshareholdermeeting.com/CME2022 on Wednesday, May 4, 2022 at 10:00 a.m. Central Time, and any adjournment or postponement thereof, and to vote all shares of Class B-3 common stock of CME Group, held of record by such shareholder(s) as of the close of business on March 7, 2022, upon the proposals as designated on the reverse side. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTION IS GIVEN, YOUR PROXIES WILL HAVE THE AUTHORITY TO VOTE "FOR" PROPOSALS 1, 2, 3, 4, 5, 6 AND 7 LISTED ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. The proposals are fully set forth in the Proxy Statement related to the Annual Meeting, receipt of which is hereby acknowledged. If you wish to vote in accordance with the recommendations of the company, please sign the reverse side; no boxes need to be checked.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY D69790-P65587 For Against Abstain For Against Abstain ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 10:59 P.M., Central Time, on May 3, 2022. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/CME2022 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any telephone to transmit your voting instructions up until 10:59 P.M., Central Time, on May 3, 2022. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to CME Group Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SHAREHOLDER MEETING REGISTRATION: To vote and/or attend the meeting, go to the "Register for Meeting" link at www.proxyvote.com. SCAN TO VIEW MATERIALS & VOTEw CME GROUP INC. Seventeen will be elected to the Board of Directors 1a. Terrence A. Duffy 1. Election of Equity Directors 1j. Daniel G. Kaye 1f. Ana Dutra 1c. Charles P. Carey 1k. Phyllis M. Lockett 1h. Larry G. Gerdes 1b. Timothy S. Bitsberger 1g. Martin J. Gepsman 1d. Dennis H. Chookaszian 1e. Bryan T. Durkin 1i. Daniel R. Glickman The Board of Directors recommends votes "FOR" Proposals 1, 2, 3, 4, 5 and 6. 2. Ratification of the appointment of Ernst & Young as our independent registered public accounting firm for 2022. 3. Advisory vote on the compensation of our named executive officers. 4. Approval of the Amended and Restated CME Group Inc. Omnibus Stock Plan. 5. Approval of the Amended and Restated CME Group Inc. Director Stock Plan. 6. Approval of the Amended and Restated CME Group Inc. Employee Stock Purchase Plan. 1o. William R. Shepard 1m. Terry L. Savage 1p. Howard J. Siegel 1l. Deborah J. Lucas 1n. Rahael Seifu 1q. Dennis A. Suskind ! ! !

D69791-P65587 This is notice of the Annual Meeting of Shareholders of CME Group Inc. to be held on Wednesday, May 4, 2022 at 10:00 a.m. Central Time at www.virtualshareholdermeeting.com/CME2022. How to Attend the Virtual Annual Meeting: To support the health and well-being of our employees and shareholders, this year’s Annual Meeting of Shareholders will be a virtual meeting, held exclusively via live audio webcast at www.virtualshareholdermeeting.com/CME2022. You will not be able to attend in person. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice, Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com. This Proxy is being solicited by the Board of Directors of CME Group Inc. ("CME Group") for the Annual Meeting of Shareholders on Wednesday, May 4, 2022. The undersigned hereby appoint(s) Terrence A. Duffy, Kathleen M. Cronin and Margaret Austin Wright with full power to act alone and with full power of substitution, as proxies to attend the Annual Meeting of Shareholders of CME Group Inc. to be held virtually at www.virtualshareholdermeeting.com/CME2022 on Wednesday, May 4, 2022 at 10:00 a.m. Central Time, and any adjournment or postponement thereof, and to vote all shares of Class B-4 common stock of CME Group, held of record by such shareholder(s) as of the close of business on March 7, 2022, upon the proposals as designated on the reverse side. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTION IS GIVEN, YOUR PROXIES WILL HAVE THE AUTHORITY TO VOTE "FOR" PROPOSALS 1, 2, 3, 4, 5 AND 6 AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. The proposals are fully set forth in the Proxy Statement related to the Annual Meeting, receipt of which is hereby acknowledged. If you wish to vote in accordance with the recommendations of the company, please sign the reverse side; no boxes need to be checked.